REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
New England Variable Annuity Separate Account
and Board of Directors of
New England Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of New England Variable Annuity Separate Account (the “Separate Account”) of New England Life Insurance Company (the “Company”) comprising each of the individual Subaccounts listed in Note 2 as of December 31, 2025, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights in Note 8 for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Separate Account of the Company as of December 31, 2025, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2025, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Charlotte, North Carolina
March 26, 2026

We have served as the Separate Account’s auditor since 1996.

This page is intentionally left blank.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2025

	American Funds® Global Small Capitalization Subaccount	American Funds® Growth Subaccount	American Funds® Growth-Income Subaccount	American Funds® The Bond Fund of America Subaccount
Assets:
Investments at fair value	$41,442,820		$209,021,477	$105,089,140	$13,387,258
Due from New England Life Insurance Company	—		—	—	—
Total Assets	41,442,820		209,021,477	105,089,140	13,387,258
Liabilities:
Accrued fees	142		143	123	59
Due to New England Life Insurance Company	113		19	25	54
Total Liabilities	255		162	148	113
Net Assets	$41,442,565		$209,021,315	$105,088,992	$13,387,145
Contract Owners’ Equity
Net assets from accumulation units	$41,176,887		$207,905,203	$104,346,857	$13,342,937
Net assets from contracts in payout	265,678		1,116,112	742,135	44,208
Total Net Assets	$41,442,565		$209,021,315	$105,088,992	$13,387,145

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

	BHFTI AB Global Dynamic Allocation Subaccount	BHFTI American Funds® Aggressive Allocation Subaccount	BHFTI American Funds® Balanced Allocation Subaccount	BHFTI American Funds® Moderate Allocation Subaccount	BHFTI BlackRock Global Tactical Strategies Subaccount	BHFTI Brighthouse Asset Allocation 100 Subaccount	BHFTI Brighthouse Balanced Plus Subaccount	BHFTI Brighthouse/ Franklin Low Duration Total Return Subaccount	BHFTI Brighthouse/ Wellington Large Cap Research Subaccount	BHFTI CBRE Global Real Estate Subaccount
Assets:
Investments at fair value	$1,081,165		$236,122,203	$92,509,925	$51,187,236		$1,995,929	$14,206,378	$10,118,741	$4,494,165	$8,351,407	$17,828,470
Due from New England Life Insurance Company	—		—	—	—		—	—	—	—	—	—
Total Assets	1,081,165		236,122,203	92,509,925	51,187,236		1,995,929	14,206,378	10,118,741	4,494,165	8,351,407	17,828,470
Liabilities:
Accrued fees	102		71	65	108		111	113	67	128	191	126
Due to New England Life Insurance Company	42		86	63	68		33	104	36	48	13	60
Total Liabilities	144		157	128	176		144	217	103	176	204	186
Net Assets	$1,081,021		$236,122,046	$92,509,797	$51,187,060		$1,995,785	$14,206,161	$10,118,638	$4,493,989	$8,351,203	$17,828,284
Contract Owners’ Equity
Net assets from accumulation units	$1,081,021		$235,598,063	$92,431,420	$50,995,324		$1,995,438	$13,915,098	$10,118,638	$4,491,869	$8,258,785	$17,810,862
Net assets from contracts in payout	—		523,983	78,377	191,736		347	291,063	—	2,120	92,418	17,422
Total Net Assets	$1,081,021		$236,122,046	$92,509,797	$51,187,060		$1,995,785	$14,206,161	$10,118,638	$4,493,989	$8,351,203	$17,828,284

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

	BHFTI Harris Oakmark International Subaccount	BHFTI Invesco Balanced-Risk Allocation Subaccount	BHFTI Invesco Global Equity Subaccount	BHFTI Invesco Small Cap Growth Subaccount	BHFTI JPMorgan Global Active Allocation Subaccount	BHFTI Loomis Sayles Global Allocation Subaccount	BHFTI Loomis Sayles Growth Subaccount	BHFTI MetLife Multi-Index Targeted Risk Subaccount	BHFTI MFS® Research International Subaccount	BHFTI Morgan Stanley Discovery Subaccount
Assets:
Investments at fair value	$44,614,096	$1,309,490		$12,460,726	$4,855,476	$2,084,813		$3,891,163	$35,647,092	$1,459,752	$23,507,935	$10,904,688
Due from New England Life Insurance Company	—	—		7	—	—		—	—	—	—	—
Total Assets	44,614,096	1,309,490		12,460,733	4,855,476	2,084,813		3,891,163	35,647,092	1,459,752	23,507,935	10,904,688
Liabilities:
Accrued fees	227	73		105	118	78		148	230	39	171	152
Due to New England Life Insurance Company	164	43		—	90	38		82	129	26	104	16
Total Liabilities	391	116		105	208	116		230	359	65	275	168
Net Assets	$44,613,705	$1,309,374		$12,460,628	$4,855,268	$2,084,697		$3,890,933	$35,646,733	$1,459,687	$23,507,660	$10,904,520
Contract Owners’ Equity
Net assets from accumulation units	$44,105,538	$1,309,374		$12,416,363	$4,841,415	$2,084,697		$3,878,524	$35,145,774	$1,459,687	$23,441,633	$10,877,937
Net assets from contracts in payout	508,167	—		44,265	13,853	—		12,409	500,959	—	66,027	26,583
Total Net Assets	$44,613,705	$1,309,374		$12,460,628	$4,855,268	$2,084,697		$3,890,933	$35,646,733	$1,459,687	$23,507,660	$10,904,520

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

	BHFTI PanAgora Global Diversified Risk Subaccount	BHFTI PIMCO Inflation Protected Bond Subaccount	BHFTI PIMCO Total Return Subaccount	BHFTI Schroders Global Multi-Asset Subaccount	BHFTI SSGA Growth and Income ETF Subaccount	BHFTI SSGA Growth ETF Subaccount	BHFTI T. Rowe Price Mid Cap Growth Subaccount	BHFTI Victory Sycamore Mid Cap Value Subaccount	BHFTI Western Asset Management Government Income Subaccount	BHFTII Baillie Gifford International Stock Subaccount
Assets:
Investments at fair value	$2,663,582		$17,838,813	$71,188,391	$1,648,222		$28,698,200	$24,215,782	$31,110,108	$23,668,903	$1,234,363	$18,034,395
Due from New England Life Insurance Company	—		—	—	—		—	—	—	—	—	—
Total Assets	2,663,582		17,838,813	71,188,391	1,648,222		28,698,200	24,215,782	31,110,108	23,668,903	1,234,363	18,034,395
Liabilities:
Accrued fees	97		76	203	59		46	117	156	167	55	324
Due to New England Life Insurance Company	53		59	86	28		72	95	104	108	22	154
Total Liabilities	150		135	289	87		118	212	260	275	77	478
Net Assets	$2,663,432		$17,838,678	$71,188,102	$1,648,135		$28,698,082	$24,215,570	$31,109,848	$23,668,628	$1,234,286	$18,033,917
Contract Owners’ Equity
Net assets from accumulation units	$2,663,273		$17,829,868	$70,935,719	$1,648,135		$28,698,082	$24,170,174	$30,957,943	$23,162,184	$1,224,961	$17,869,156
Net assets from contracts in payout	159		8,810	252,383	—		—	45,396	151,905	506,444	9,325	164,761
Total Net Assets	$2,663,432		$17,838,678	$71,188,102	$1,648,135		$28,698,082	$24,215,570	$31,109,848	$23,668,628	$1,234,286	$18,033,917

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

	BHFTII BlackRock Bond Income Subaccount	BHFTII BlackRock Capital Appreciation Subaccount	BHFTII BlackRock Ultra-Short Term Bond Subaccount	BHFTII Brighthouse Asset Allocation 20 Subaccount	BHFTII Brighthouse Asset Allocation 40 Subaccount	BHFTII Brighthouse Asset Allocation 60 Subaccount	BHFTII Brighthouse Asset Allocation 80 Subaccount	BHFTII Brighthouse/ Artisan Mid Cap Value Subaccount	BHFTII Brighthouse/ Wellington Balanced Subaccount	BHFTII Brighthouse/ Wellington Core Equity Opportunities Subaccount
Assets:
Investments at fair value	$29,990,023	$68,462,989		$14,178,499	$15,070,062	$41,164,859		$196,062,101	$359,755,212	$47,474,215	$6,913,501	$121,651,381
Due from New England Life Insurance Company	—	—		—	—	—		—	—	—	—	—
Total Assets	29,990,023	68,462,989		14,178,499	15,070,062	41,164,859		196,062,101	359,755,212	47,474,215	6,913,501	121,651,381
Liabilities:
Accrued fees	249	234		173	91	54		33	31	282	127	182
Due to New England Life Insurance Company	140	305		130	59	55		69	60	215	92	215
Total Liabilities	389	539		303	150	109		102	91	497	219	397
Net Assets	$29,989,634	$68,462,450		$14,178,196	$15,069,912	$41,164,750		$196,061,999	$359,755,121	$47,473,718	$6,913,282	$121,650,984
Contract Owners’ Equity
Net assets from accumulation units	$29,606,434	$66,784,100		$13,982,322	$14,870,422	$41,071,120		$195,630,003	$358,738,678	$46,877,679	$6,878,620	$119,719,530
Net assets from contracts in payout	383,200	1,678,350		195,874	199,490	93,630		431,996	1,016,443	596,039	34,662	1,931,454
Total Net Assets	$29,989,634	$68,462,450		$14,178,196	$15,069,912	$41,164,750		$196,061,999	$359,755,121	$47,473,718	$6,913,282	$121,650,984

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2025

	BHFTII Frontier Mid Cap Growth Subaccount	BHFTII Jennison Growth Subaccount	BHFTII Loomis Sayles Small Cap Core Subaccount	BHFTII Loomis Sayles Small Cap Growth Subaccount	BHFTII MetLife Aggregate Bond Index Subaccount	BHFTII MetLife Mid Cap Stock Index Subaccount	BHFTII MetLife MSCI EAFE® Index Subaccount	BHFTII MetLife Russell 2000® Index Subaccount	BHFTII MetLife Stock Index Subaccount	BHFTII MFS® Total Return Subaccount
Assets:
Investments at fair value	$5,895,876		$15,158,184	$38,846,190	$9,555,982	$18,923,798		$22,570,653	$19,279,289		$20,183,930	$57,683,269	$20,298,960
Due from New England Life Insurance Company	—		—	—	—	—		—	—		—	—	—
Total Assets	5,895,876		15,158,184	38,846,190	9,555,982	18,923,798		22,570,653	19,279,289		20,183,930	57,683,269	20,298,960
Liabilities:
Accrued fees	98		194	299	175	169		112	183		162	178	182
Due to New England Life Insurance Company	86		155	322	99	80		12	19		119	33	107
Total Liabilities	184		349	621	274	249		124	202		281	211	289
Net Assets	$5,895,692		$15,157,835	$38,845,569	$9,555,708	$18,923,549		$22,570,529	$19,279,087		$20,183,649	$57,683,058	$20,298,671
Contract Owners’ Equity
Net assets from accumulation units	$5,882,530		$15,012,178	$38,138,114	$9,478,366	$18,801,022		$22,390,344	$19,092,832		$19,593,216	$57,033,951	$19,455,940
Net assets from contracts in payout	13,162		145,657	707,455	77,342	122,527		180,185	186,255		590,433	649,107	842,731
Total Net Assets	$5,895,692		$15,157,835	$38,845,569	$9,555,708	$18,923,549		$22,570,529	$19,279,087		$20,183,649	$57,683,058	$20,298,671

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2025

	BHFTII MFS® Value Subaccount	BHFTII Neuberger Berman Genesis Subaccount	BHFTII T. Rowe Price Large Cap Growth Subaccount	BHFTII T. Rowe Price Small Cap Growth Subaccount	BHFTII Western Asset Management Strategic Bond Opportunities Subaccount	BHFTII Western Asset Management U.S. Government Subaccount
Assets:
Investments at fair value	$62,334,698	$40,401,203		$38,956,993	$12,529,841	$50,275,992	$19,742,049
Due from New England Life Insurance Company	—	—		2	—	—	—
Total Assets	62,334,698	40,401,203		38,956,995	12,529,841	50,275,992	19,742,049
Liabilities:
Accrued fees	233	282		114	196	393	333
Due to New England Life Insurance Company	246	141		—	114	184	119
Total Liabilities	479	423		114	310	577	452
Net Assets	$62,334,219	$40,400,780		$38,956,881	$12,529,531	$50,275,415	$19,741,597
Contract Owners’ Equity
Net assets from accumulation units	$60,573,283	$40,024,979		$38,203,845	$12,512,286	$49,766,659	$19,311,008
Net assets from contracts in payout	1,760,936	375,801		753,036	17,245	508,756	430,589
Total Net Assets	$62,334,219	$40,400,780		$38,956,881	$12,529,531	$50,275,415	$19,741,597

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS

For the year ended December 31, 2025

	American Funds® Global Small Capitalization Subaccount	American Funds® Growth Subaccount	American Funds® Growth-Income Subaccount	American Funds® The Bond Fund of America Subaccount	BHFTI AB Global Dynamic Allocation Subaccount	BHFTI American Funds® Aggressive Allocation Subaccount	BHFTI American Funds® Balanced Allocation Subaccount	BHFTI American Funds® Moderate Allocation Subaccount	BHFTI BlackRock Global Tactical Strategies Subaccount	BHFTI Brighthouse Asset Allocation 100 Subaccount
Investment Income:
Dividends	$140,044		$331,531	$935,734	$576,985		$36,747	$2,756,202		$1,729,054	$1,244,463	$28,710	$152,219
Expenses:
Mortality and expense risk and other charges	644,178		3,215,220	1,632,039	212,096		14,399	2,891,948		1,154,747	634,477	26,073	173,877
Administrative charges	1,448		11,790	6,746	1,313		—	188		283	9	—	333
Total expenses	645,626		3,227,010	1,638,785	213,409		14,399	2,892,136		1,155,030	634,486	26,073	174,210
Net investment income (loss)	(505,582)		(2,895,479)	(703,051)	363,576		22,348	(135,934)		574,024	609,977	2,637	(21,991)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	963,603		16,942,430	18,007,731	—		150,739	16,561,391		5,605,175	2,394,900	238,124	591,577
Realized gains (losses) on sale of investments	(844,088)		22,398,418	7,847,395	(363,481)		(28,867)	4,371,456		1,193,592	50,852	(38,200)	48,262
Net realized gains (losses)	119,515		39,340,848	25,855,126	(363,481)		121,872	20,932,847		6,798,767	2,445,752	199,924	639,839
Change in unrealized gains (losses) on investments	5,550,056		(209,007)	(9,087,500)	780,374		(33,062)	19,349,961		6,273,898	3,251,877	(76)	1,386,594
Net realized and change in unrealized gains (losses) on investments	5,669,571		39,131,841	16,767,626	416,893		88,810	40,282,808		13,072,665	5,697,629	199,848	2,026,433
Net increase (decrease) in net assets resulting from operations	$5,163,989		$36,236,362	$16,064,575	$780,469		$111,158	$40,146,874		$13,646,689	$6,307,606	$202,485	$2,004,442

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2025

	BHFTI Brighthouse Balanced Plus Subaccount	BHFTI Brighthouse/ Franklin Low Duration Total Return Subaccount	BHFTI Brighthouse/ Wellington Large Cap Research Subaccount	BHFTI CBRE Global Real Estate Subaccount	BHFTI Harris Oakmark International Subaccount	BHFTI Invesco Balanced-Risk Allocation Subaccount	BHFTI Invesco Global Equity Subaccount	BHFTI Invesco Small Cap Growth Subaccount	BHFTI JPMorgan Global Active Allocation Subaccount	BHFTI Loomis Sayles Global Allocation Subaccount
Investment Income:
Dividends	$422,423	$229,344		$24,151	$496,548		$1,000,916	$88,673	$—		$—	$48,740	$37,923
Expenses:
Mortality and expense risk and other charges	138,165	58,456		100,626	236,132		576,806	17,269	158,352		62,614	25,704	50,481
Administrative charges	—	48		286	439		1,616	—	202		89	—	134
Total expenses	138,165	58,504		100,912	236,571		578,422	17,269	158,554		62,703	25,704	50,615
Net investment income (loss)	284,258	170,840		(76,761)	259,977		422,494	71,404	(158,554)		(62,703)	23,036	(12,692)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—		1,574,225	—		1,624,225	—	2,013,991		—	—	311,865
Realized gains (losses) on sale of investments	(405,544)	(51,866)		138,488	(343,062)		689,153	(64,283)	416,308		(324,104)	(1,031)	38,540
Net realized gains (losses)	(405,544)	(51,866)		1,712,713	(343,062)		2,313,378	(64,283)	2,430,299		(324,104)	(1,031)	350,405
Change in unrealized gains (losses) on investments	1,177,954	60,334		(524,796)	1,061,595		9,790,943	142,063	(559,169)		589,254	220,488	76,981
Net realized and change in unrealized gains (losses) on investments	772,410	8,468		1,187,917	718,533		12,104,321	77,780	1,871,130		265,150	219,457	427,386
Net increase (decrease) in net assets resulting from operations	$1,056,668	$179,308		$1,111,156	$978,510		$12,526,815	$149,184	$1,712,576		$202,447	$242,493	$414,694

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2025

	BHFTI Loomis Sayles Growth Subaccount	BHFTI MetLife Multi-Index Targeted Risk Subaccount	BHFTI MFS® Research International Subaccount	BHFTI Morgan Stanley Discovery Subaccount	BHFTI PanAgora Global Diversified Risk Subaccount	BHFTI PIMCO Inflation Protected Bond Subaccount	BHFTI PIMCO Total Return Subaccount	BHFTI Schroders Global Multi-Asset Subaccount	BHFTI SSGA Growth and Income ETF Subaccount	BHFTI SSGA Growth ETF Subaccount
Investment Income:
Dividends	$—		$9,509	$422,517	$—		$272,687	$187,027		$4,337,590	$24,843	$725,005	$496,958
Expenses:
Mortality and expense risk and other charges	469,288		18,442	301,436	150,992		32,601	236,769		973,221	20,627	353,688	294,671
Administrative charges	4,131		—	782	985		—	235		2,280	—	134	226
Total expenses	473,419		18,442	302,218	151,977		32,601	237,004		975,501	20,627	353,822	294,897
Net investment income (loss)	(473,419)		(8,933)	120,299	(151,977)		240,086	(49,977)		3,362,089	4,216	371,183	202,061
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	5,145,865		—	1,413,877	—		—	137,520		—	87,362	860,783	1,661,503
Realized gains (losses) on sale of investments	2,580,529		(13,451)	577,472	(768,783)		(189,390)	(149,752)		(2,507,386)	14,094	210,024	204,806
Net realized gains (losses)	7,726,394		(13,451)	1,991,349	(768,783)		(189,390)	(12,232)		(2,507,386)	101,456	1,070,807	1,866,309
Change in unrealized gains (losses) on investments	(2,509,635)		129,149	2,445,143	2,390,336		393,919	1,235,844		4,824,281	32,626	2,680,733	1,967,141
Net realized and change in unrealized gains (losses) on investments	5,216,759		115,698	4,436,492	1,621,553		204,529	1,223,612		2,316,895	134,082	3,751,540	3,833,450
Net increase (decrease) in net assets resulting from operations	$4,743,340		$106,765	$4,556,791	$1,469,576		$444,615	$1,173,635		$5,678,984	$138,298	$4,122,723	$4,035,511

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2025

	BHFTI T. Rowe Price Mid Cap Growth Subaccount	BHFTI Victory Sycamore Mid Cap Value Subaccount	BHFTI Western Asset Management Government Income Subaccount	BHFTII Baillie Gifford International Stock Subaccount	BHFTII BlackRock Bond Income Subaccount	BHFTII BlackRock Capital Appreciation Subaccount	BHFTII BlackRock Ultra-Short Term Bond Subaccount	BHFTII Brighthouse Asset Allocation 20 Subaccount	BHFTII Brighthouse Asset Allocation 40 Subaccount	BHFTII Brighthouse Asset Allocation 60 Subaccount
Investment Income:
Dividends	$—		$295,993	$41,858	$104,657	$1,647,950		$—		$704,413	$500,401	$1,138,624	$4,474,831
Expenses:
Mortality and expense risk and other charges	414,478		317,804	15,871	238,681	397,703		885,329		185,188	203,205	539,817	2,545,247
Administrative charges	1,713		1,158	—	4,050	3,845		44,749		1,086	257	909	1,863
Total expenses	416,191		318,962	15,871	242,731	401,548		930,078		186,274	203,462	540,726	2,547,110
Net investment income (loss)	(416,191)		(22,969)	25,987	(138,074)	1,246,402		(930,078)		518,139	296,939	597,898	1,927,721
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	5,683,651		3,113,163	—	802,137	—		9,332,499		—	—	490,928	5,320,913
Realized gains (losses) on sale of investments	(1,257,863)		63,762	(27,647)	96,971	(923,523)		2,191,329		94,823	(294,054)	(437,489)	(667,306)
Net realized gains (losses)	4,425,788		3,176,925	(27,647)	899,108	(923,523)		11,523,828		94,823	(294,054)	53,439	4,653,607
Change in unrealized gains (losses) on investments	(3,370,540)		(2,940,572)	74,397	2,281,735	1,614,853		(2,984,091)		(240,041)	1,203,087	3,457,510	16,897,038
Net realized and change in unrealized gains (losses) on investments	1,055,248		236,353	46,750	3,180,843	691,330		8,539,737		(145,218)	909,033	3,510,949	21,550,645
Net increase (decrease) in net assets resulting from operations	$639,057		$213,384	$72,737	$3,042,769	$1,937,732		$7,609,659		$372,921	$1,205,972	$4,108,847	$23,478,366

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2025

	BHFTII Brighthouse Asset Allocation 80 Subaccount	BHFTII Brighthouse/ Artisan Mid Cap Value Subaccount	BHFTII Brighthouse/ Wellington Balanced Subaccount	BHFTII Brighthouse/ Wellington Core Equity Opportunities Subaccount	BHFTII Frontier Mid Cap Growth Subaccount	BHFTII Jennison Growth Subaccount	BHFTII Loomis Sayles Small Cap Core Subaccount	BHFTII Loomis Sayles Small Cap Growth Subaccount	BHFTII MetLife Aggregate Bond Index Subaccount	BHFTII MetLife Mid Cap Stock Index Subaccount
Investment Income:
Dividends	$6,088,815		$587,082	$139,686		$1,605,461	$—	$—	$38,511	$—	$361,245	$213,428
Expenses:
Mortality and expense risk and other charges	4,537,719		634,681	85,216		1,603,462	76,173	208,547	515,308	126,080	254,365	299,002
Administrative charges	1,929		9,343	96		33,363	192	2,384	16,504	577	492	851
Total expenses	4,539,648		644,024	85,312		1,636,825	76,365	210,931	531,812	126,657	254,857	299,853
Net investment income (loss)	1,549,167		(56,942)	54,374		(31,364)	(76,365)	(210,931)	(493,301)	(126,657)	106,388	(86,425)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	12,934,946		9,482,191	782,655		15,820,216	404,245	2,944,260	4,946,941	1,327,678	—	1,792,794
Realized gains (losses) on sale of investments	1,570,832		(1,321,263)	13,145		(663,597)	(57,379)	272,120	(287,395)	(224,239)	(548,677)	440,390
Net realized gains (losses)	14,505,778		8,160,928	795,800		15,156,619	346,866	3,216,380	4,659,546	1,103,439	(548,677)	2,233,184
Change in unrealized gains (losses) on investments	32,272,509		(8,052,562)	(133,396)		(7,637,290)	(49,427)	(1,104,577)	(2,815,854)	(786,430)	1,526,742	(826,651)
Net realized and change in unrealized gains (losses) on investments	46,778,287		108,366	662,404		7,519,329	297,439	2,111,803	1,843,692	317,009	978,065	1,406,533
Net increase (decrease) in net assets resulting from operations	$48,327,454		$51,424	$716,778		$7,487,965	$221,074	$1,900,872	$1,350,391	$190,352	$1,084,453	$1,320,108

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)

For the year ended December 31, 2025

	BHFTII MetLife MSCI EAFE® Index Subaccount	BHFTII MetLife Russell 2000® Index Subaccount	BHFTII MetLife Stock Index Subaccount	BHFTII MFS® Total Return Subaccount	BHFTII MFS® Value Subaccount	BHFTII Neuberger Berman Genesis Subaccount	BHFTII T. Rowe Price Large Cap Growth Subaccount	BHFTII T. Rowe Price Small Cap Growth Subaccount	BHFTII Western Asset Management Strategic Bond Opportunities Subaccount	BHFTII Western Asset Management U.S. Government Subaccount
Investment Income:
Dividends	$341,283		$193,145	$501,531	$593,992		$1,086,406	$4,099	$—		$3,082	$4,060,578	$816,319
Expenses:
Mortality and expense risk and other charges	254,010		260,827	764,074	283,147		831,757	552,284	513,446		175,512	681,850	264,747
Administrative charges	664		1,108	3,022	8,545		13,344	3,899	1,900		447	3,927	1,280
Total expenses	254,674		261,935	767,096	291,692		845,101	556,183	515,346		175,959	685,777	266,027
Net investment income (loss)	86,609		(68,790)	(265,565)	302,300		241,305	(552,084)	(515,346)		(172,877)	3,374,801	550,292
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	156,574		1,117,898	5,754,642	1,554,990		7,544,803	5,861,791	5,971,751		3,422,069	—	—
Realized gains (losses) on sale of investments	1,470,501		480,858	4,137,638	(52,017)		(971,094)	(680,123)	1,793,446		(419,986)	(1,809,741)	(370,527)
Net realized gains (losses)	1,627,075		1,598,756	9,892,280	1,502,973		6,573,709	5,181,668	7,765,197		3,002,083	(1,809,741)	(370,527)
Change in unrealized gains (losses) on investments	3,445,454		675,357	(668,932)	162,738		386,651	(7,412,458)	(1,907,805)		(1,642,782)	2,294,024	947,648
Net realized and change in unrealized gains (losses) on investments	5,072,529		2,274,113	9,223,348	1,665,711		6,960,360	(2,230,790)	5,857,392		1,359,301	484,283	577,121
Net increase (decrease) in net assets resulting from operations	$5,159,138		$2,205,323	$8,957,783	$1,968,011		$7,201,665	$(2,782,874)	$5,342,046		$1,186,424	$3,859,084	$1,127,413

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2025 and 2024

	American Funds® Global Small Capitalization Subaccount		American Funds® Growth Subaccount			American Funds® Growth-Income Subaccount			American Funds® The Bond Fund of America Subaccount	BHFTI AB Global Dynamic Allocation Subaccount			BHFTI American Funds® Aggressive Allocation Subaccount		BHFTI American Funds® Balanced Allocation Subaccount
	2025	2024	2025	2024		2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(505,582)	$(228,498)	$(2,895,479)		$(2,740,721)		$(703,051)	$(583,728)	$363,576	$376,685	$22,348		$ 83	$(135,934)	$(96,879)	$574,024	$412,117
Net realized gains (losses)	119,515	388,036	39,340,848		30,336,694		25,855,126	15,876,838	(363,481)	(370,695)	121,872		(29,547)	20,932,847	11,872,063	6,798,767	3,578,136
Change in unrealized gains (losses) on investments	5,550,056	249,397	(209,007)		31,549,565		(9,087,500)	8,679,742	780,374	(66,423)	(33,062)		105,928	19,349,961	20,151,307	6,273,898	6,083,168
Net increase (decrease) in net assets resulting from operations	5,163,989	408,935	36,236,362		59,145,538		16,064,575	23,972,852	780,469	(60,433)	111,158		76,464	40,146,874	31,926,491	13,646,689	10,073,421
Contract Transactions:
Purchase payments received from Contract owners	87,715	106,382	404,914		360,695		138,323	279,312	20,804	147,838	—		—	109,751	812,107	66,651	68,641
Net transfers (including fixed account)	(576,365)	1,247,670	(9,416,969)		(18,941,606)		(4,258,699)	(6,120,510)	274,118	1,070,480	(56,085)		884	(5,429,822)	(3,652,358)	(2,002,916)	(1,467,324)
Contract charges	(243,387)	(284,977)	(1,020,555)		(1,189,158)		(477,722)	(571,504)	(112,611)	(124,122)	(14,951)		(15,553)	(2,708,785)	(3,033,696)	(1,109,393)	(1,205,175)
Transfers for Contract benefits and terminations	(6,934,578)	(9,655,077)	(38,117,449)		(46,303,747)		(19,093,484)	(23,708,594)	(2,163,881)	(2,735,467)	(208,653)		(248,460)	(37,521,119)	(40,352,052)	(13,764,749)	(16,232,499)
Net increase (decrease) in net assets resulting from Contract transactions	(7,666,615)	(8,586,002)	(48,150,059)		(66,073,816)		(23,691,582)	(30,121,296)	(1,981,570)	(1,641,271)	(279,689)		(263,129)	(45,549,975)	(46,225,999)	(16,810,407)	(18,836,357)
Net increase (decrease) in net assets	(2,502,626)	(8,177,067)	(11,913,697)		(6,928,278)		(7,627,007)	(6,148,444)	(1,201,101)	(1,701,704)	(168,531)		(186,665)	(5,403,101)	(14,299,508)	(3,163,718)	(8,762,936)
Net Assets:
Beginning of year	43,945,191	52,122,258	220,935,012		227,863,290		112,715,999	118,864,443	14,588,246	16,289,950	1,249,552		1,436,217	241,525,147	255,824,655	95,673,515	104,436,451
End of year	$41,442,565	$43,945,191	$209,021,315		$220,935,012		$105,088,992	$112,715,999	$13,387,145	$14,588,246	$1,081,021		$1,249,552	$236,122,046	$241,525,147	$92,509,797	$95,673,515

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	BHFTI American Funds® Moderate Allocation Subaccount		BHFTI BlackRock Global Tactical Strategies Subaccount			BHFTI Brighthouse Asset Allocation 100 Subaccount		BHFTI Brighthouse Balanced Plus Subaccount	BHFTI Brighthouse/Franklin Low Duration Total Return Subaccount				BHFTI Brighthouse/Wellington Large Cap Research Subaccount		BHFTI CBRE Global Real Estate Subaccount
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024		2025	2024	2025	2024
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$609,977	$500,430	$2,637		$6,190	$(21,991)	$(57,868)	$284,258	$140,673		$170,840		$140,531	$(76,761)	$(76,354)	$259,977	$465,576
Net realized gains (losses)	2,445,752	1,049,272	199,924		(46,705)	639,839	496,879	(405,544)	(526,172)		(51,866)		(76,217)	1,712,713	1,053,287	(343,062)	(596,260)
Change in unrealized gains (losses) on investments	3,251,877	2,780,791	(76)		162,982	1,386,594	1,196,602	1,177,954	723,081		60,334		107,793	(524,796)	789,418	1,061,595	12,570
Net increase (decrease) in net assets resulting from operations	6,307,606	4,330,493	202,485		122,467	2,004,442	1,635,613	1,056,668	337,582		179,308		172,107	1,111,156	1,766,351	978,510	(118,114)
Contract Transactions:
Purchase payments received from Contract owners	233,264	26,285	—		1,486	154,464	24,435	600	134,922		810		960	7,556	4,085	29,934	56,284
Net transfers (including fixed account)	632,148	451,740	(16,352)		(92,592)	423,496	(16,803)	(599,767)	(185,037)		239,816		353,630	(245,718)	(317,892)	841,572	(87,577)
Contract charges	(585,220)	(645,457)	(29,419)		(32,452)	(56,033)	(60,854)	(162,084)	(180,134)		(78,510)		(82,779)	(47,303)	(54,744)	(101,314)	(119,789)
Transfers for Contract benefits and terminations	(7,032,825)	(11,182,883)	(482,981)		(510,635)	(1,903,775)	(2,500,914)	(1,498,562)	(2,130,515)		(714,139)		(952,162)	(1,287,442)	(2,244,868)	(3,069,728)	(4,368,842)
Net increase (decrease) in net assets resulting from Contract transactions	(6,752,633)	(11,350,315)	(528,752)		(634,193)	(1,381,848)	(2,554,136)	(2,259,813)	(2,360,764)		(552,023)		(680,351)	(1,572,907)	(2,613,419)	(2,299,536)	(4,519,924)
Net increase (decrease) in net assets	(445,027)	(7,019,822)	(326,267)		(511,726)	622,594	(918,523)	(1,203,145)	(2,023,182)		(372,715)		(508,244)	(461,751)	(847,068)	(1,321,026)	(4,638,038)
Net Assets:
Beginning of year	51,632,087	58,651,909	2,322,052		2,833,778	13,583,567	14,502,090	11,321,783	13,344,965		4,866,704		5,374,948	8,812,954	9,660,022	19,149,310	23,787,348
End of year	$51,187,060	$51,632,087	$1,995,785		$2,322,052	$14,206,161	$13,583,567	$10,118,638	$11,321,783		$4,493,989		$4,866,704	$8,351,203	$8,812,954	$17,828,284	$19,149,310

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	BHFTI Harris Oakmark International Subaccount		BHFTI Invesco Balanced-Risk Allocation Subaccount			BHFTI Invesco Global Equity Subaccount		BHFTI Invesco Small Cap Growth Subaccount	BHFTI JPMorgan Global Active Allocation Subaccount			BHFTI Loomis Sayles Global Allocation Subaccount		BHFTI Loomis Sayles Growth Subaccount
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$422,494	$450,410	$71,404		$4,089	$(158,554)	$(173,360)	$(62,703)	$(69,100)		$23,036	$(7,602)	$(12,692)	$(19,771)	$(473,419)	$(505,269)
Net realized gains (losses)	2,313,378	(516,394)	(64,283)		(85,445)	2,430,299	2,050,381	(324,104)	(366,683)		(1,031)	(38,926)	350,405	251,358	7,726,394	5,936,176
Change in unrealized gains (losses) on investments	9,790,943	(2,986,961)	142,063		130,465	(559,169)	140,250	589,254	1,186,244		220,488	134,482	76,981	210,487	(2,509,635)	5,638,845
Net increase (decrease) in net assets resulting from operations	12,526,815	(3,052,945)	149,184		49,109	1,712,576	2,017,271	202,447	750,461		242,493	87,954	414,694	442,074	4,743,340	11,069,752
Contract Transactions:
Purchase payments received from Contract owners	76,516	135,650	—		198	28,443	42,442	3,634	1,492		—	1,237	21,628	7,558	214,640	28,041
Net transfers (including fixed account)	(2,202,083)	2,403,870	(1,301)		(279,573)	(375,016)	(475,000)	50,642	7,326		33,610	(13,073)	95,640	(37,382)	(1,770,384)	(2,984,912)
Contract charges	(287,575)	(331,785)	(18,213)		(23,047)	(86,386)	(100,839)	(25,999)	(28,432)		(30,159)	(31,040)	(34,829)	(39,821)	(239,576)	(282,319)
Transfers for Contract benefits and terminations	(9,893,551)	(10,669,263)	(322,844)		(215,323)	(1,865,634)	(3,047,225)	(783,194)	(594,351)		(209,449)	(343,523)	(566,197)	(724,935)	(6,748,579)	(7,064,766)
Net increase (decrease) in net assets resulting from Contract transactions	(12,306,693)	(8,461,528)	(342,358)		(517,745)	(2,298,593)	(3,580,622)	(754,917)	(613,965)		(205,998)	(386,399)	(483,758)	(794,580)	(8,543,899)	(10,303,956)
Net increase (decrease) in net assets	220,122	(11,514,473)	(193,174)		(468,636)	(586,017)	(1,563,351)	(552,470)	136,496		36,495	(298,445)	(69,064)	(352,506)	(3,800,559)	765,796
Net Assets:
Beginning of year	44,393,583	55,908,056	1,502,548		1,971,184	13,046,645	14,609,996	5,407,738	5,271,242		2,048,202	2,346,647	3,959,997	4,312,503	39,447,292	38,681,496
End of year	$44,613,705	$44,393,583	$1,309,374		$1,502,548	$12,460,628	$13,046,645	$4,855,268	$5,407,738		$2,084,697	$2,048,202	$3,890,933	$3,959,997	$35,646,733	$39,447,292

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	BHFTI MetLife Multi-Index Targeted Risk Subaccount		BHFTI MFS® Research International Subaccount			BHFTI Morgan Stanley Discovery Subaccount		BHFTI PanAgora Global Diversified Risk Subaccount		BHFTI PIMCO Inflation Protected Bond Subaccount			BHFTI PIMCO Total Return Subaccount		BHFTI Schroders Global Multi-Asset Subaccount
	2025	2024	2025	2024	2025	2024	2025	2024		2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(8,933)	$18,794	$120,299		$102,120	$(151,977)	$(134,832)	$240,086		$(25,740)		$(49,977)	$(264,504)	$3,362,089	$1,373,259	$4,216	$8,966
Net realized gains (losses)	(13,451)	(29,734)	1,991,349		1,084,029	(768,783)	(3,192,932)	(189,390)		(183,391)		(12,232)	(359,605)	(2,507,386)	(2,271,497)	101,456	5,935
Change in unrealized gains (losses) on investments	129,149	118,219	2,445,143		(618,572)	2,390,336	6,645,932	393,919		292,570		1,235,844	822,398	4,824,281	1,909,958	32,626	131,693
Net increase (decrease) in net assets resulting from operations	106,765	107,279	4,556,791		567,577	1,469,576	3,318,168	444,615		83,439		1,173,635	198,289	5,678,984	1,011,720	138,298	146,594
Contract Transactions:
Purchase payments received from Contract owners	—	—	27,826		36,984	23,516	16,652	—	897		70,075	13,926	349,263	132,688	—	—
Net transfers (including fixed account)	1,189	779	(237,316)		1,200,951	(357,626)	(1,725,055)	(25,796)		(48,184)		637,579	1,709,716	1,245,087	7,031,592	(20,821)	53,294
Contract charges	(20,344)	(21,756)	(161,337)		(168,769)	(66,335)	(70,879)	(37,061)		(39,016)		(183,164)	(208,755)	(575,280)	(633,260)	(23,605)	(25,101)
Transfers for Contract benefits and terminations	(156,741)	(305,275)	(3,992,601)		(4,773,590)	(1,584,370)	(1,107,791)	(468,950)		(340,395)		(3,033,880)	(4,094,899)	(16,305,311)	(15,370,177)	(237,235)	(325,715)
Net increase (decrease) in net assets resulting from Contract transactions	(175,896)	(326,252)	(4,363,428)		(3,704,424)	(1,984,815)	(2,887,073)	(531,807)		(426,698)		(2,509,390)	(2,580,012)	(15,286,241)	(8,839,157)	(281,661)	(297,522)
Net increase (decrease) in net assets	(69,131)	(218,973)	193,363		(3,136,847)	(515,239)	431,095	(87,192)		(343,259)		(1,335,755)	(2,381,723)	(9,607,257)	(7,827,437)	(143,363)	(150,928)
Net Assets:
Beginning of year	1,528,818	1,747,791	23,314,297		26,451,144	11,419,759	10,988,664	2,750,624		3,093,883		19,174,433	21,556,156	80,795,359	88,622,796	1,791,498	1,942,426
End of year	$1,459,687	$1,528,818	$23,507,660		$23,314,297	$10,904,520	$11,419,759	$2,663,432		$2,750,624		$17,838,678	$19,174,433	$71,188,102	$80,795,359	$1,648,135	$1,791,498

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	BHFTI SSGA Growth and Income ETF Subaccount		BHFTI SSGA Growth ETF Subaccount			BHFTI T. Rowe Price Mid Cap Growth Subaccount		BHFTI Victory Sycamore Mid Cap Value Subaccount	BHFTI Western Asset Management Government Income Subaccount			BHFTII Baillie Gifford International Stock Subaccount		BHFTII BlackRock Bond Income Subaccount
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$371,183	$367,000	$202,061		$210,537	$(416,191)	$(491,255)	$(22,969)	$(14,489)		$25,987	$23,463	$(138,074)	$(118,739)	$1,246,402	$942,231
Net realized gains (losses)	1,070,807	(170,133)	1,866,309		(124,171)	4,425,788	3,326,721	3,176,925	2,638,128		(27,647)	(134,089)	899,108	1,097,671	(923,523)	(1,020,611)
Change in unrealized gains (losses) on investments	2,680,733	2,669,050	1,967,141		2,727,844	(3,370,540)	196,877	(2,940,572)	(29,959)	74,397		77,658	2,281,735	(304,986)	1,614,853	104,266
Net increase (decrease) in net assets resulting from operations	4,122,723	2,865,917	4,035,511		2,814,210	639,057	3,032,343	213,384	2,593,680	72,737		(32,968)	3,042,769	673,946	1,937,732	25,886
Contract Transactions:
Purchase payments received from Contract owners	2,072	3,294	12,080		12,605	53,167	46,556	24,186	66,470		240	3,246	23,518	37,033	40,230	69,843
Net transfers (including fixed account)	(28,255)	(772,704)	(28,411)		(293,877)	699,822	(821,612)	249,019	(266,231)		6,593	7,705	(177,824)	(140,929)	173,780	2,710,954
Contract charges	(335,290)	(364,237)	(278,714)		(297,215)	(205,823)	(251,167)	(125,804)	(155,951)		(19,023)	(18,958)	(71,132)	(77,551)	(170,149)	(191,651)
Transfers for Contract benefits and terminations	(3,987,440)	(5,187,079)	(4,619,926)		(3,437,525)	(5,462,612)	(7,338,696)	(4,120,144)	(6,574,105)	(176,467)		(162,267)	(2,731,528)	(2,922,436)	(4,929,768)	(6,479,217)
Net increase (decrease) in net assets resulting from Contract transactions	(4,348,913)	(6,320,726)	(4,914,971)		(4,016,012)	(4,915,446)	(8,364,919)	(3,972,743)	(6,929,817)	(188,657)		(170,274)	(2,956,966)	(3,103,883)	(4,885,907)	(3,890,071)
Net increase (decrease) in net assets	(226,190)	(3,454,809)	(879,460)		(1,201,802)	(4,276,389)	(5,332,576)	(3,759,359)	(4,336,137)		(115,920)	(203,242)	85,803	(2,429,937)	(2,948,175)	(3,864,185)
Net Assets:
Beginning of year	28,924,272	32,379,081	25,095,030		26,296,832	35,386,237	40,718,813	27,427,987	31,764,124	1,350,206		1,553,448	17,948,114	20,378,051	32,937,809	36,801,994
End of year	$28,698,082	$28,924,272	$24,215,570		$25,095,030	$31,109,848	$35,386,237	$23,668,628	$27,427,987		$1,234,286	$1,350,206	$18,033,917	$17,948,114	$29,989,634	$32,937,809

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	BHFTII BlackRock Capital Appreciation Subaccount		BHFTII BlackRock Ultra-Short Term Bond Subaccount			BHFTII Brighthouse Asset Allocation 20 Subaccount		BHFTII Brighthouse Asset Allocation 40 Subaccount	BHFTII Brighthouse Asset Allocation 60 Subaccount			BHFTII Brighthouse Asset Allocation 80 Subaccount		BHFTII Brighthouse/Artisan Mid Cap Value Subaccount
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(930,078)	$(915,695)	$518,139		$662,567	$296,939	$290,333	$597,898	$516,685		$1,927,721	$1,286,273	$1,549,167	$470,299	$(56,942)	$(113,467)
Net realized gains (losses)	11,523,828	6,556,601	94,823		147,658	(294,054)	(600,583)	53,439	(727,568)		4,653,607	707,970	14,505,778	5,531,701	8,160,928	5,188,180
Change in unrealized gains (losses) on investments	(2,984,091)	12,604,923	(240,041)		(254,185)	1,203,087	824,711	3,457,510	2,354,793		16,897,038	12,490,985	32,272,509	30,646,319	(8,052,562)	(2,936,823)
Net increase (decrease) in net assets resulting from operations	7,609,659	18,245,829	372,921		556,040	1,205,972	514,461	4,108,847	2,143,910		23,478,366	14,485,228	48,327,454	36,648,319	51,424	2,137,890
Contract Transactions:
Purchase payments received from Contract owners	115,464	209,366	39,005		54,201	14,412	12,060	6,193	20,780		719,112	376,485	258,836	365,703	75,681	151,575
Net transfers (including fixed account)	(1,234,410)	(998,417)	4,129,056		6,076,626	(333,597)	153,842	327,539	(326,607)		(638,828)	(2,926,753)	(2,224,065)	(7,023,254)	1,619,027	(183,892)
Contract charges	(128,594)	(148,884)	(131,586)		(145,997)	(245,161)	(259,531)	(479,938)	(505,130)		(2,178,305)	(2,395,267)	(3,717,402)	(4,124,480)	(160,357)	(198,292)
Transfers for Contract benefits and terminations	(9,356,107)	(10,088,132)	(5,800,230)		(7,294,139)	(2,573,917)	(4,414,287)	(6,917,874)	(6,653,317)		(30,234,732)	(35,195,738)	(55,720,155)	(61,329,588)	(8,134,187)	(9,333,460)
Net increase (decrease) in net assets resulting from Contract transactions	(10,603,647)	(11,026,067)	(1,763,755)		(1,309,309)	(3,138,263)	(4,507,916)	(7,064,080)	(7,464,274)		(32,332,753)	(40,141,273)	(61,402,786)	(72,111,619)	(6,599,836)	(9,564,069)
Net increase (decrease) in net assets	(2,993,988)	7,219,762	(1,390,834)		(753,269)	(1,932,291)	(3,993,455)	(2,955,233)	(5,320,364)		(8,854,387)	(25,656,045)	(13,075,332)	(35,463,300)	(6,548,412)	(7,426,179)
Net Assets:
Beginning of year	71,456,438	64,236,676	15,569,030		16,322,299	17,002,203	20,995,658	44,119,983	49,440,347		204,916,386	230,572,431	372,830,453	408,293,753	54,022,130	61,448,309
End of year	$68,462,450	$71,456,438	$14,178,196		$15,569,030	$15,069,912	$17,002,203	$41,164,750	$44,119,983		$196,061,999	$204,916,386	$359,755,121	$372,830,453	$47,473,718	$54,022,130

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	BHFTII Brighthouse/Wellington Balanced Subaccount		BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount			BHFTII Frontier Mid Cap Growth Subaccount			BHFTII Jennison Growth Subaccount	BHFTII Loomis Sayles Small Cap Core Subaccount			BHFTII Loomis Sayles Small Cap Growth Subaccount		BHFTII MetLife Aggregate Bond Index Subaccount
	2025	2024	2025	2024		2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$54,374	$27,750	$(31,364)		$5,943		$(76,365)	$(77,862)	$(210,931)	$(236,161)		$(493,301)	$(591,082)	$(126,657)	$(148,562)	$106,388	$374,021
Net realized gains (losses)	795,800	303,993	15,156,619		5,681,108		346,866	(189,128)	3,216,380	2,505,373		4,659,546	3,506,039	1,103,439	(32,302)	(548,677)	(828,842)
Change in unrealized gains (losses) on investments	(133,396)	493,481	(7,637,290)		4,621,822		(49,427)	1,257,492	(1,104,577)	2,148,593		(2,815,854)	1,667,845	(786,430)	1,627,525	1,526,742	318,052
Net increase (decrease) in net assets resulting from operations	716,778	825,224	7,487,965		10,308,873		221,074	990,502	1,900,872	4,417,805		1,350,391	4,582,802	190,352	1,446,661	1,084,453	(136,769)
Contract Transactions:
Purchase payments received from Contract owners	7,996	9,346	249,875		509,882		23,804	5,982	15,632	15,969		68,259	71,736	1,480	33,962	3,952	76,725
Net transfers (including fixed account)	707,948	183,796	749,759		(253,160)		21,816	(133,077)	(1,164,245)	(674,604)		332,552	(356,376)	(303,959)	79,061	663,743	2,629,370
Contract charges	(41,204)	(48,945)	(480,789)		(576,532)		(39,217)	(44,203)	(92,017)	(106,931)		(129,587)	(156,390)	(46,055)	(56,183)	(139,773)	(154,565)
Transfers for Contract benefits and terminations	(883,708)	(1,700,866)	(19,788,871)		(23,520,259)		(602,719)	(1,240,032)	(2,737,503)	(3,321,528)		(6,640,778)	(7,429,828)	(1,454,434)	(1,932,235)	(4,561,961)	(4,208,338)
Net increase (decrease) in net assets resulting from Contract transactions	(208,968)	(1,556,669)	(19,270,026)		(23,840,069)		(596,316)	(1,411,330)	(3,978,133)	(4,087,094)		(6,369,554)	(7,870,858)	(1,802,968)	(1,875,395)	(4,034,039)	(1,656,808)
Net increase (decrease) in net assets	507,810	(731,445)	(11,782,061)		(13,531,196)		(375,242)	(420,828)	(2,077,261)	330,711		(5,019,163)	(3,288,056)	(1,612,616)	(428,734)	(2,949,586)	(1,793,577)
Net Assets:
Beginning of year	6,405,472	7,136,917	133,433,045		146,964,241		6,270,934	6,691,762	17,235,096	16,904,385		43,864,732	47,152,788	11,168,324	11,597,058	21,873,135	23,666,712
End of year	$6,913,282	$6,405,472	$121,650,984		$133,433,045		$5,895,692	$6,270,934	$15,157,835	$17,235,096		$38,845,569	$43,864,732	$9,555,708	$11,168,324	$18,923,549	$21,873,135

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2025 and 2024

	BHFTII MetLife Mid Cap Stock Index Subaccount		BHFTII MetLife MSCI EAFE® Index Subaccount			BHFTII MetLife Russell 2000® Index Subaccount			BHFTII MetLife Stock Index Subaccount	BHFTII MFS® Total Return Subaccount			BHFTII MFS® Value Subaccount		BHFTII Neuberger Berman Genesis Subaccount
	2025	2024	2025	2024		2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(86,425)	$(38,500)	$86,609		$363,248		$(68,790)	$3,329	$(265,565)	$(129,445)		$302,300	$267,937	$241,305	$298,477	$(552,084)	$(676,655)
Net realized gains (losses)	2,233,184	2,128,853	1,627,075		1,050,802		1,598,756	1,323,064	9,892,280	8,583,751		1,502,973	1,219,314	6,573,709	6,398,370	5,181,668	5,795,644
Change in unrealized gains (losses) on investments	(826,651)	1,060,799	3,445,454		(906,311)		675,357	916,336	(668,932)	4,518,029		162,738	11,296	386,651	762,791	(7,412,458)	(1,107,287)
Net increase (decrease) in net assets resulting from operations	1,320,108	3,151,152	5,159,138		507,739		2,205,323	2,242,729	8,957,783	12,972,335		1,968,011	1,498,547	7,201,665	7,459,638	(2,782,874)	4,011,702
Contract Transactions:
Purchase payments received from Contract owners	25,100	14,341	35,307		83,368		197,365	18,180	27,276	48,154		716,038	858,884	84,409	270,886	57,693	62,915
Net transfers (including fixed account)	208,881	(539,074)	(593,840)		946,644		(342,768)	(252,561)	(2,812,657)	(1,265,607)		(258,152)	259,922	(1,467,627)	(385,441)	1,819,129	42,732
Contract charges	(157,869)	(185,126)	(125,138)		(128,995)		(116,405)	(138,744)	(369,142)	(395,839)		(79,010)	(88,462)	(335,481)	(387,659)	(163,696)	(205,134)
Transfers for Contract benefits and terminations	(4,377,875)	(5,262,282)	(4,311,106)		(3,925,112)		(3,838,404)	(4,831,287)	(9,198,657)	(10,670,672)		(5,112,199)	(4,305,344)	(11,536,301)	(12,701,486)	(7,955,384)	(9,494,516)
Net increase (decrease) in net assets resulting from Contract transactions	(4,301,763)	(5,972,141)	(4,994,777)		(3,024,095)		(4,100,212)	(5,204,412)	(12,353,180)	(12,283,964)		(4,733,323)	(3,275,000)	(13,255,000)	(13,203,700)	(6,242,258)	(9,594,003)
Net increase (decrease) in net assets	(2,981,655)	(2,820,989)	164,361		(2,516,356)		(1,894,889)	(2,961,683)	(3,395,397)	688,371		(2,765,312)	(1,776,453)	(6,053,335)	(5,744,062)	(9,025,132)	(5,582,301)
Net Assets:
Beginning of year	25,552,184	28,373,173	19,114,726		21,631,082		22,078,538	25,040,221	61,078,455	60,390,084		23,063,983	24,840,436	68,387,554	74,131,616	49,425,912	55,008,213
End of year	$22,570,529	$25,552,184	$19,279,087		$19,114,726		$20,183,649	$22,078,538	$57,683,058	$61,078,455		$20,298,671	$23,063,983	$62,334,219	$68,387,554	$40,400,780	$49,425,912

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2025 and 2024

	BHFTII T. Rowe Price Large Cap Growth Subaccount		BHFTII T. Rowe Price Small Cap Growth Subaccount			BHFTII Western Asset Management Strategic Bond Opportunities Subaccount			BHFTII Western Asset Management U.S. Government Subaccount
	2025	2024	2025	2024		2025	2024	2025	2024
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(515,346)	$(559,331)	$(172,877)		$(209,808)		$3,374,801	$3,657,965	$550,292	$368,887
Net realized gains (losses)	7,765,197	4,177,490	3,002,083		990,461		(1,809,741)	(2,038,760)	(370,527)	(640,974)
Change in unrealized gains (losses) on investments	(1,907,805)	7,354,496	(1,642,782)		1,130,971		2,294,024	332,815	947,648	473,917
Net increase (decrease) in net assets resulting from operations	5,342,046	10,972,655	1,186,424		1,911,624		3,859,084	1,952,020	1,127,413	201,830
Contract Transactions:
Purchase payments received from Contract owners	8,824	102,678	10,521		14,681		78,347	495,177	28,054	105,485
Net transfers (including fixed account)	(1,934,937)	(1,918,280)	(539,509)		(647,997)		1,000,650	1,698,677	426,266	1,727,530
Contract charges	(247,771)	(287,012)	(112,023)		(136,817)		(253,994)	(298,795)	(117,003)	(131,772)
Transfers for Contract benefits and terminations	(7,921,989)	(8,321,882)	(2,574,837)		(4,143,562)		(10,603,471)	(12,089,722)	(3,571,694)	(4,449,352)
Net increase (decrease) in net assets resulting from Contract transactions	(10,095,873)	(10,424,496)	(3,215,848)		(4,913,695)		(9,778,468)	(10,194,663)	(3,234,377)	(2,748,109)
Net increase (decrease) in net assets	(4,753,827)	548,159	(2,029,424)		(3,002,071)		(5,919,384)	(8,242,643)	(2,106,964)	(2,546,279)
Net Assets:
Beginning of year	43,710,708	43,162,549	14,558,955		17,561,026		56,194,799	64,437,442	21,848,561	24,394,840
End of year	$38,956,881	$43,710,708	$12,529,531		$14,558,955		$50,275,415	$56,194,799	$19,741,597	$21,848,561

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.
ORGANIZATION

New England Variable Annuity Separate Account (the “Separate Account”), a separate account of New England Life Insurance Company (the “Company”), was established by the Company’s Board of Directors on July 1, 1994 to support the Company’s operations with respect to certain variable annuity contracts (the “Contracts”). The Company is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the U.S. Securities and Exchange Commission, as well as the Massachusetts Division of Insurance.

The Separate Account is divided into Subaccounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Subaccount invests in shares of the corresponding fund or portfolio (with the same name) of the registered investment management companies (the “Trusts”), which are presented below:

American Funds Insurance Series® (“American Funds®”)

Brighthouse Funds Trust I (“BHFTI”)*

Brighthouse Funds Trust II (“BHFTII”)*

* See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Subaccounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and assets and distinguished from the Company’s other liabilities. The portion of the Separate Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

2.
LIST OF SUBACCOUNTS

Purchase payments, less any applicable charges applied to the Separate Account, are invested in one or more Subaccounts in accordance with the selection made by the contract owner. The following Subaccounts had net assets as of December 31, 2025:

American Funds® Global Small Capitalization Subaccount

American Funds® Growth Subaccount

American Funds® Growth-Income Subaccount

American Funds® The Bond Fund of America Subaccount

BHFTI AB Global Dynamic Allocation Subaccount

BHFTI American Funds® Aggressive Allocation Subaccount

BHFTI American Funds® Balanced Allocation Subaccount

BHFTI American Funds® Moderate Allocation Subaccount

BHFTI BlackRock Global Tactical Strategies Subaccount

BHFTI Brighthouse Asset Allocation 100 Subaccount

BHFTI Brighthouse Balanced Plus Subaccount

BHFTI Brighthouse/Franklin Low Duration Total Return Subaccount

BHFTI Brighthouse/Wellington Large Cap Research Subaccount

BHFTI CBRE Global Real Estate Subaccount

BHFTI Harris Oakmark International Subaccount (a)

BHFTI Invesco Balanced-Risk Allocation Subaccount

BHFTI Invesco Global Equity Subaccount

BHFTI Invesco Small Cap Growth Subaccount

BHFTI JPMorgan Global Active Allocation Subaccount

BHFTI Loomis Sayles Global Allocation Subaccount

BHFTI Loomis Sayles Growth Subaccount (a)

BHFTI MetLife Multi-Index Targeted Risk Subaccount

BHFTI MFS® Research International Subaccount

BHFTI Morgan Stanley Discovery Subaccount

BHFTI PanAgora Global Diversified Risk Subaccount

BHFTI PIMCO Inflation Protected Bond Subaccount

BHFTI PIMCO Total Return Subaccount

BHFTI Schroders Global Multi-Asset Subaccount

BHFTI SSGA Growth and Income ETF Subaccount

BHFTI SSGA Growth ETF Subaccount

BHFTI T. Rowe Price Mid Cap Growth Subaccount

BHFTI Victory Sycamore Mid Cap Value Subaccount

BHFTI Western Asset Management Government Income Subaccount

BHFTII Baillie Gifford International Stock Subaccount (a)

BHFTII BlackRock Bond Income Subaccount (a)

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.
LIST OF SUBACCOUNTS — (Concluded)

BHFTII BlackRock Capital Appreciation Subaccount (a)

BHFTII BlackRock Ultra-Short Term Bond Subaccount (a)

BHFTII Brighthouse Asset Allocation 20 Subaccount

BHFTII Brighthouse Asset Allocation 40 Subaccount

BHFTII Brighthouse Asset Allocation 60 Subaccount

BHFTII Brighthouse Asset Allocation 80 Subaccount

BHFTII Brighthouse/Artisan Mid Cap Value Subaccount (a)

BHFTII Brighthouse/Wellington Balanced Subaccount

BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount (a)

BHFTII Frontier Mid Cap Growth Subaccount

BHFTII Jennison Growth Subaccount (a)

BHFTII Loomis Sayles Small Cap Core Subaccount (a)

BHFTII Loomis Sayles Small Cap Growth Subaccount

BHFTII MetLife Aggregate Bond Index Subaccount

BHFTII MetLife Mid Cap Stock Index Subaccount

BHFTII MetLife MSCI EAFE® Index Subaccount

BHFTII MetLife Russell 2000® Index Subaccount

BHFTII MetLife Stock Index Subaccount

BHFTII MFS® Total Return Subaccount (a)

BHFTII MFS® Value Subaccount (a)

BHFTII Neuberger Berman Genesis Subaccount (a)

BHFTII T. Rowe Price Large Cap Growth Subaccount

BHFTII T. Rowe Price Small Cap Growth Subaccount

BHFTII Western Asset Management Strategic Bond Opportunities Subaccount (a)

BHFTII Western Asset Management U.S. Government Subaccount (a)

(a)
This Subaccount may invest in two or more share classes within the underlying fund or portfolio of the Trusts.
3.
PORTFOLIO CHANGES

The operations of the Subaccounts were affected by the following change that occurred during the year ended December 31, 2025:

Name Change:

Former Name

BHFTI American Funds® Growth Allocation Portfolio

New Name

BHFTI American Funds® Aggressive Allocation Portfolio

4.
SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Subaccount’s investment in shares of a fund or portfolio of the Trusts is valued at fair value based on the closing net asset value (“NAV”) or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Subaccounts. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Subaccount invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.
SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Security Valuation — (Concluded)

Accounting Standards Codification Topic 820, Fair Value Measurement (“ASC 820”) provides that the Separate Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The Separate Account’s investments in shares of a fund or portfolio of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Annuity Payouts

Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is between 3.5 and 5.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Annuity payouts are reported as contract transactions on the statement of changes in net assets of the applicable Subaccounts.

Purchase Payments

Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus of the Contracts, and are reported as contract transactions on the statements of changes in net assets of the applicable Subaccounts.

Net Transfers

Assets transferred by the contract owner into or out of Subaccounts within the Separate Account or into or out of the fixed account, which is part of the Company’s general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Subaccounts.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

Segment Disclosure

Each Subaccount of the Separate Account constitutes a single operating segment and therefore, a single reportable segment. The chief operating decision maker (“CODM”) oversees the activities of the Separate Account using information of each Subaccount. The Separate Account is engaged in a single line of business as a registered unit investment trust. The Separate Account is a funding vehicle for individual variable annuity contracts with the assets owned by the Company to support the liabilities of the applicable insurance contracts. The Subaccounts have identified the Chief Executive Officer of the Company as the CODM.

The CODM uses increase (decrease) in net assets from operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the Subaccounts within the Separate Account. The accounting policies used to measure profit and loss of the segments are the same as those described in the summary of significant accounting policies. The measure of segment assets is reported on the Statements of Assets and Liabilities as net assets. Refer to the Statements of Operations and Changes in Net Assets and related notes for each Subaccount’s operating segment significant expenses. All assets and revenue are generated in the US and there is no customer greater than 10% of consolidated results for all periods presented.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.
EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges paid to the Company are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Subaccounts:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

Administrative — The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

Earnings Preservation Benefit — For an additional charge, the Company will provide this additional death benefit.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2025:

Mortality and Expense Risk	1.15% - 2.20%
Administrative	0.10%
Earnings Preservation Benefit	0.25%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

The following optional rider charges paid to the Company are charged at each contract anniversary date through the redemption of units and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Subaccounts:

Guaranteed Minimum Accumulation Benefit — For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed amount at the end of a specified number of years.

Lifetime Withdrawal Guarantee — For an additional charge, the Company will guarantee the periodic return on the investment for life.

Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee the period return on the investment.

Guaranteed Minimum Income Benefit — For an additional charge, the Company will guarantee a minimum payment regardless of market conditions.

Enhanced Death Benefit — For an additional charge, the Company will guarantee the highest value on any contract anniversary.

Enhanced Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.
EXPENSES AND RELATED PARTY TRANSACTIONS — (Concluded)

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2025:

Guaranteed Minimum Accumulation Benefit	0.75%
Lifetime Withdrawal Guarantee	0.50% - 1.80%
Guaranteed Withdrawal Benefit	0.50% - 0.95%
Guaranteed Minimum Income Benefit	0.50% - 1.50%
Enhanced Death Benefit	0.75% - 1.50%
Enhanced Guaranteed Withdrawal Benefit	0.50% - 1.00%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract administrative charge of $30 is assessed on an annual basis. For certain Contracts with a value of $50,000 or greater, or for certain other Contracts with a value of $25,000 or greater if net deposits of at least $1,000 are made during the year, this charge may be waived. Some Contracts do not assess this charge for annuitization. In addition, Contracts impose a surrender charge which ranges from 0% — 9% if the contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and recorded as contract charges in the accompanying statements of changes in net assets of the applicable Subaccounts.

BHFTI and BHFTII currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, along with separate accounts of Metropolitan Life Insurance Company and its affiliated insurance companies. BHFTI and BHFTII portfolios are managed by Brighthouse Investment Advisers, LLC (“Brighthouse Advisers”), an affiliate of the Company. Brighthouse Advisers is also the investment adviser to the portfolios of BHFTI and BHFTII.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.
STATEMENTS OF INVESTMENTS
	As of December 31, 2025			For the year ended December 31, 2025
	Shares	Cost ($)	Cost of Purchases ($)		Proceeds from Sales ($)
American Funds® Global Small Capitalization Subaccount	2,176,619		42,626,582	1,394,700		8,603,277
American Funds® Growth Subaccount	1,505,918	116,443,581		19,211,763		53,314,944
American Funds® Growth-Income Subaccount	1,585,533		74,314,182	19,272,089		25,659,065
American Funds® The Bond Fund of America Subaccount	1,428,736		15,003,546	1,306,190		2,924,207
BHFTI AB Global Dynamic Allocation Subaccount	112,387		1,198,559	188,056		294,643
BHFTI American Funds® Aggressive Allocation Subaccount	23,565,090	203,711,560		21,110,492		50,234,966
BHFTI American Funds® Balanced Allocation Subaccount	9,250,993		83,524,040	9,562,373		20,193,534
BHFTI American Funds® Moderate Allocation Subaccount	5,468,722		48,906,238	4,246,009		7,993,709
BHFTI BlackRock Global Tactical Strategies Subaccount	219,574		2,141,230	293,955		581,914
BHFTI Brighthouse Asset Allocation 100 Subaccount	1,160,652		12,693,898	1,221,021		2,033,205
BHFTI Brighthouse Balanced Plus Subaccount	1,068,505		11,264,944	426,270		2,401,762
BHFTI Brighthouse/Franklin Low Duration Total Return Subaccount	511,282		4,702,342	597,284		978,423
BHFTI Brighthouse/Wellington Large Cap Research Subaccount	598,238		7,546,451	1,635,302		1,710,795
BHFTI CBRE Global Real Estate Subaccount	1,688,302		19,506,067	887,460		2,926,965
BHFTI Harris Oakmark International Subaccount	2,993,061		39,020,323	3,803,424		14,063,248
BHFTI Invesco Balanced-Risk Allocation Subaccount	148,468		1,385,830	219,967		490,903
BHFTI Invesco Global Equity Subaccount	506,328		10,781,917	2,823,541		3,266,753
BHFTI Invesco Small Cap Growth Subaccount	607,694		5,975,056	183,610		1,001,199
BHFTI JPMorgan Global Active Allocation Subaccount	176,231		1,985,158	85,928		268,832
BHFTI Loomis Sayles Global Allocation Subaccount	240,047		3,590,767	448,846		633,319
BHFTI Loomis Sayles Growth Subaccount	1,975,324		26,499,638	6,164,412		10,036,012
BHFTI MetLife Multi-Index Targeted Risk Subaccount	125,086		1,462,774	11,820		196,629
BHFTI MFS® Research International Subaccount	1,755,634		20,004,696	2,294,702		5,123,882
BHFTI Morgan Stanley Discovery Subaccount	1,764,513		13,637,687	1,399,413		3,536,316
BHFTI PanAgora Global Diversified Risk Subaccount	406,034		3,245,199	308,510		600,178
BHFTI PIMCO Inflation Protected Bond Subaccount	1,752,339		18,229,169	1,210,962		3,632,834
BHFTI PIMCO Total Return Subaccount	7,169,022		79,695,391	6,681,209		18,605,288
BHFTI Schroders Global Multi-Asset Subaccount	130,915		1,525,001	118,041		308,105
BHFTI SSGA Growth and Income ETF Subaccount	2,432,051		25,963,909	1,691,082		4,808,034
BHFTI SSGA Growth ETF Subaccount	2,043,526		21,998,984	2,275,953		5,327,302
BHFTI T. Rowe Price Mid Cap Growth Subaccount	4,756,897		38,785,206	6,119,665		5,767,653
BHFTI Victory Sycamore Mid Cap Value Subaccount	1,412,226		24,621,290	3,714,057		4,596,629
BHFTI Western Asset Management Government Income Subaccount	134,024		1,353,842	71,247		233,920
BHFTII Baillie Gifford International Stock Subaccount	1,581,270		16,995,008	1,362,614		3,655,395
BHFTII BlackRock Bond Income Subaccount	333,891		34,217,559	2,190,407		5,829,769
BHFTII BlackRock Capital Appreciation Subaccount	1,596,826		54,369,055	9,791,391		11,992,454
BHFTII BlackRock Ultra-Short Term Bond Subaccount	138,902		14,121,323	5,926,243		7,171,791
BHFTII Brighthouse Asset Allocation 20 Subaccount	1,493,564		15,889,965	515,003		3,356,314
BHFTII Brighthouse Asset Allocation 40 Subaccount	3,905,584		41,770,648	2,080,588		8,055,832
BHFTII Brighthouse Asset Allocation 60 Subaccount	17,663,252	191,315,646		10,172,712		35,256,817
BHFTII Brighthouse Asset Allocation 80 Subaccount	28,942,495	333,084,415		20,390,953		67,309,605
BHFTII Brighthouse/Artisan Mid Cap Value Subaccount	297,216		57,645,518	11,343,521		8,517,960
BHFTII Brighthouse/Wellington Balanced Subaccount	368,720		6,694,403	1,755,763		1,127,654
BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount	4,529,227	127,515,288		18,374,734		21,855,855
BHFTII Frontier Mid Cap Growth Subaccount	273,084		6,261,041	517,384		785,828
BHFTII Jennison Growth Subaccount	1,017,717		14,223,619	3,322,770		4,567,651
BHFTII Loomis Sayles Small Cap Core Subaccount	185,145		40,145,170	5,432,286		7,348,045
BHFTII Loomis Sayles Small Cap Growth Subaccount	1,054,744		10,604,261	1,467,454		2,069,361
BHFTII MetLife Aggregate Bond Index Subaccount	1,985,708		20,378,543	1,296,682		5,224,325
BHFTII MetLife Mid Cap Stock Index Subaccount	1,323,792		20,565,420	2,499,125		5,094,637
BHFTII MetLife MSCI EAFE® Index Subaccount	1,052,363		13,283,464	1,004,058		5,755,710

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.
STATEMENTS OF INVESTMENTS — (Concluded)
	As of December 31, 2025			For the year ended December 31, 2025
	Shares	Cost ($)	Cost of Purchases ($)		Proceeds from Sales ($)
BHFTII MetLife Russell 2000® Index Subaccount	1,087,496		17,359,479	1,772,762		4,823,799
BHFTII MetLife Stock Index Subaccount	839,151		41,520,911	9,437,666		16,301,813
BHFTII MFS® Total Return Subaccount	136,425		20,045,355	2,810,019		5,686,087
BHFTII MFS® Value Subaccount	4,657,372		65,613,460	9,666,019		15,134,887
BHFTII Neuberger Berman Genesis Subaccount	2,781,540		46,150,610	7,637,785		8,570,287
BHFTII T. Rowe Price Large Cap Growth Subaccount	1,640,985		32,164,785	6,575,727		11,215,308
BHFTII T. Rowe Price Small Cap Growth Subaccount	829,242		14,015,765	3,804,483		3,771,050
BHFTII Western Asset Management Strategic Bond Opportunities Subaccount	4,736,111		57,297,326	5,300,837		11,704,278
BHFTII Western Asset Management U.S. Government Subaccount	1,845,125		21,235,765	1,288,668		3,972,641

This page is intentionally left blank.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.

SCHEDULES OF UNITS
For the years ended December 31, 2025 and 2024:
	American Funds® Global Small Capitalization Subaccount		American Funds® Growth Subaccount			American Funds® Growth-Income Subaccount	American Funds® The Bond Fund of America Subaccount			BHFTI AB Global Dynamic Allocation Subaccount		BHFTI American Funds® Aggressive Allocation Subaccount
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Units beginning of year	8,079,117	9,644,842		2,434,385	3,248,449	2,568,341	3,307,201		817,456	908,187	79,840	97,224	8,996,355	10,768,726
Units issued and transferred from other funding options	280,428	533,085		80,825	55,304	42,684	46,665		71,218	107,814	233	243	114,409	217,728
Units redeemed and transferred to other funding options	(1,603,753)	(2,098,810)		(565,711)	(869,368)	(549,916)	(785,525)		(178,444)	(198,545)	(17,380)	(17,627)	(1,660,023)	(1,990,099)
Units end of year	6,755,792	8,079,117		1,949,499	2,434,385	2,061,109	2,568,341		710,230	817,456	62,693	79,840	7,450,741	8,996,355
	BHFTI American Funds® Balanced Allocation Subaccount		BHFTI American Funds® Moderate Allocation Subaccount			BHFTI BlackRock Global Tactical Strategies Subaccount		BHFTI Brighthouse Asset Allocation 100 Subaccount		BHFTI Brighthouse Balanced Plus Subaccount		BHFTI Brighthouse/Franklin Low Duration Total Return Subaccount
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Units beginning of year	4,118,967	4,937,513		2,570,939	3,145,958	151,808	193,611		415,548	496,081	666,460	804,307	467,156	532,638
Units issued and transferred from other funding options	121,038	94,979		140,289	47,620	2,392	984		32,912	4,267	4,993	17,933	49,039	63,430
Units redeemed and transferred to other funding options	(796,087)	(913,525)		(381,032)	(622,639)	(35,682)	(42,787)		(72,925)	(84,800)	(133,073)	(155,780)	(101,643)	(128,912)
Units end of year	3,443,918	4,118,967		2,330,196	2,570,939	118,518	151,808		375,535	415,548	538,380	666,460	414,552	467,156
	BHFTI Brighthouse/ Wellington Large Cap Research Subaccount		BHFTI CBRE Global Real Estate Subaccount			BHFTI Harris Oakmark International Subaccount	BHFTI Invesco Balanced-Risk Allocation Subaccount			BHFTI Invesco Global Equity Subaccount		BHFTI Invesco Small Cap Growth Subaccount
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Units beginning of year	291,092	380,959		837,242	1,030,230	13,873,045	16,384,669		1,038,587	1,398,581	221,269	283,945	1,032,856	1,155,740
Units issued and transferred from other funding options	3,347	15,558		53,311	55,211	707,325	1,441,214		94,923	13,382	19,392	271,125	54,733	54,515
Units redeemed and transferred to other funding options	(52,129)	(105,425)		(150,863)	(248,199)	(3,938,152)	(3,952,838)		(323,646)	(373,376)	(55,408)	(333,801)	(200,094)	(177,399)
Units end of year	242,310	291,092		739,690	837,242	10,642,218	13,873,045		809,864	1,038,587	185,253	221,269	887,495	1,032,856
	BHFTI JPMorgan Global Active Allocation Subaccount		BHFTI Loomis Sayles Global Allocation Subaccount			BHFTI Loomis Sayles Growth Subaccount	BHFTI MetLife Multi-Index Targeted Risk Subaccount				BHFTI MFS® Research International Subaccount		BHFTI Morgan Stanley Discovery Subaccount
	2025	2024	2025	2024	2025	2024	2025	2024		2025	2024	2025	2024
Units beginning of year	1,229,507	1,466,123		141,586	170,587	10,150,192	13,180,710		93,573		113,551	9,702,809	11,176,217	2,020,639	2,663,190
Units issued and transferred from other funding options	43,105	78,451		10,811	6,211	438,935	529,394		282		66	393,154	783,754	294,195	214,043
Units redeemed and transferred to other funding options	(160,231)	(315,067)		(23,664)	(35,212)	(2,532,624)	(3,559,912)		(10,927)		(20,044)	(1,996,036)	(2,257,162)	(588,215)	(856,594)
Units end of year	1,112,381	1,229,507		128,733	141,586	8,056,503	10,150,192		82,928		93,573	8,099,927	9,702,809	1,726,619	2,020,639

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.

SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2025 and 2024:
	BHFTI PanAgora Global Diversified Risk Subaccount		BHFTI PIMCO Inflation Protected Bond Subaccount			BHFTI PIMCO Total Return Subaccount	BHFTI Schroders Global Multi-Asset Subaccount			BHFTI SSGA Growth and Income ETF Subaccount		BHFTI SSGA Growth ETF Subaccount
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Units beginning of year	2,335,451	2,700,567		1,191,994	1,349,966	43,765,120	48,521,237		1,082,187	1,271,844	1,195,854	1,465,610	934,112	1,090,503
Units issued and transferred from other funding options	33,336	50,365		106,602	153,860	2,857,882	5,046,413		7,153	37,546	7,504	17,831	15,237	8,892
Units redeemed and transferred to other funding options	(460,247)	(415,481)		(254,234)	(311,832)	(10,757,375)	(9,802,530)		(172,524)	(227,203)	(174,830)	(287,587)	(183,947)	(165,283)
Units end of year	1,908,540	2,335,451		1,044,362	1,191,994	35,865,627	43,765,120		916,816	1,082,187	1,028,528	1,195,854	765,402	934,112
	BHFTI T. Rowe Price Mid Cap Growth Subaccount		BHFTI Victory Sycamore Mid Cap Value Subaccount			BHFTI Western Asset Management Government Income Subaccount	BHFTII Baillie Gifford International Stock Subaccount			BHFTII BlackRock Bond Income Subaccount		BHFTII BlackRock Capital Appreciation Subaccount
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Units beginning of year	8,830,048	10,958,737		3,803,370	4,765,085	132,053	150,302		8,481,143	9,927,272	5,142,461	5,739,155	4,288,703	5,017,214
Units issued and transferred from other funding options	442,737	270,794		185,495	143,666	3,865	83,407		313,390	361,339	235,383	536,284	67,074	179,365
Units redeemed and transferred to other funding options	(1,670,980)	(2,399,483)		(735,089)	(1,105,381)	(21,771)	(101,656)		(1,542,023)	(1,807,468)	(971,126)	(1,132,978)	(674,379)	(907,876)
Units end of year	7,601,805	8,830,048		3,253,776	3,803,370	114,147	132,053		7,252,510	8,481,143	4,406,718	5,142,461	3,681,398	4,288,703
	BHFTII BlackRock Ultra-Short Term Bond Subaccount		BHFTII Brighthouse Asset Allocation 20 Subaccount			BHFTII Brighthouse Asset Allocation 40 Subaccount	BHFTII Brighthouse Asset Allocation 60 Subaccount			BHFTII Brighthouse Asset Allocation 80 Subaccount		BHFTII Brighthouse/Artisan Mid Cap Value Subaccount
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Units beginning of year	6,652,908	7,223,725		994,586	1,258,191	2,129,171	2,493,478		8,233,740	9,871,322	12,659,446	15,168,290	6,423,388	7,553,739
Units issued and transferred from other funding options	2,931,720	3,442,142		14,945	55,695	27,805	17,431		131,609	74,130	117,905	67,404	284,512	229,041
Units redeemed and transferred to other funding options	(3,662,272)	(4,012,959)		(191,766)	(319,300)	(353,485)	(381,738)		(1,360,956)	(1,711,712)	(2,076,284)	(2,576,248)	(1,079,663)	(1,359,392)
Units end of year	5,922,356	6,652,908		817,765	994,586	1,803,491	2,129,171		7,004,393	8,233,740	10,701,067	12,659,446	5,628,237	6,423,388
	BHFTII Brighthouse/ Wellington Balanced Subaccount		BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount			BHFTII Frontier Mid Cap Growth Subaccount	BHFTII Jennison Growth Subaccount			BHFTII Loomis Sayles Small Cap Core Subaccount		BHFTII Loomis Sayles Small Cap Growth Subaccount
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Units beginning of year	54,862	68,292		11,420,594	13,464,819	41,073	50,743		5,159,981	6,503,765	3,745,781	4,434,865	2,883,065	3,385,902
Units issued and transferred from other funding options	8,822	6,979		345,955	431,651	1,760	1,301		179,441	468,773	110,432	78,733	105,210	106,454
Units redeemed and transferred to other funding options	(10,617)	(20,409)		(1,963,292)	(2,475,876)	(5,518)	(10,971)		(1,304,715)	(1,812,557)	(657,605)	(767,817)	(579,716)	(609,291)
Units end of year	53,067	54,862		9,803,257	11,420,594	37,315	41,073		4,034,707	5,159,981	3,198,608	3,745,781	2,408,559	2,883,065

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.

SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2025 and 2024:
	BHFTII MetLife Aggregate Bond Index Subaccount		BHFTII MetLife Mid Cap Stock Index Subaccount			BHFTII MetLife MSCI EAFE® Index Subaccount	BHFTII MetLife Russell 2000® Index Subaccount			BHFTII MetLife Stock Index Subaccount		BHFTII MFS® Total Return Subaccount
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Units beginning of year	13,291,394	14,290,443		4,331,393	5,376,080	9,331,079	10,730,134		4,348,660	5,398,798	3,253,846	3,936,074	1,476,574	1,748,181
Units issued and transferred from other funding options	1,047,472	3,264,808		246,417	190,772	418,490	967,852		257,582	256,437	246,501	407,657	74,714	52,679
Units redeemed and transferred to other funding options	(3,428,815)	(4,263,857)		(953,848)	(1,235,459)	(2,452,117)	(2,366,907)		(1,018,665)	(1,306,575)	(846,693)	(1,089,885)	(392,311)	(324,286)
Units end of year	10,910,051	13,291,394		3,623,962	4,331,393	7,297,452	9,331,079		3,587,577	4,348,660	2,653,654	3,253,846	1,158,977	1,476,574
	BHFTII MFS® Value Subaccount		BHFTII Neuberger Berman Genesis Subaccount			BHFTII T. Rowe Price Large Cap Growth Subaccount	BHFTII T. Rowe Price Small Cap Growth Subaccount			BHFTII Western Asset Management Strategic Bond Opportunities Subaccount		BHFTII Western Asset Management U.S. Government Subaccount
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Units beginning of year	14,569,898	17,635,405		8,913,029	10,664,594	5,662,390	7,143,975		2,045,813	2,754,126	15,489,734	18,319,594	12,009,459	13,507,559
Units issued and transferred from other funding options	596,963	702,450		564,625	338,368	199,343	255,057		122,516	82,664	721,482	1,346,713	556,532	1,853,076
Units redeemed and transferred to other funding options	(3,426,237)	(3,767,957)		(1,733,007)	(2,089,933)	(1,438,719)	(1,736,642)		(547,210)	(790,977)	(3,287,657)	(4,176,573)	(2,278,549)	(3,351,176)
Units end of year	11,740,624	14,569,898		7,744,647	8,913,029	4,423,014	5,662,390		1,621,119	2,045,813	12,923,559	15,489,734	10,287,442	12,009,459

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Subaccounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund or portfolio, and total return ratios for the respective stated periods in the five years ended December 31, 2025:

		As of December 31				For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)		Total Return[3] Lowest to Highest (%)
American Funds® Global	2025	6,755,792		4.96 - 6.36	41,442,565		0.33		1.15 - 2.05	12.03 - 13.10
Small Capitalization	2024	8,079,117		4.42 - 5.62	43,945,191		1.06		1.15 - 2.05	(0.01) - 0.95
Subaccount	2023	9,644,842		4.42 - 5.57	52,122,258		0.26		1.15 - 2.05	13.54 - 14.62
	2022	10,561,397		3.90 - 4.87	49,903,863		—		1.15 - 2.05	(31.16) - (30.50)
	2021	10,892,709		5.66 - 7.00	74,183,399		—		1.15 - 2.05	4.31 - 5.31
American Funds® Growth	2025	1,949,499		79.16 - 113.05	209,021,315		0.16		1.15 - 2.00	17.56 - 18.62
Subaccount	2024	2,434,385		67.34 - 95.35	220,935,012		0.32		1.15 - 2.00	28.67 - 29.85
	2023	3,248,449		51.30 - 73.47	227,863,290		0.35		1.15 - 2.05	35.35 - 36.63
	2022	3,719,662		37.90 - 53.80	191,414,070		0.32		1.15 - 2.05	(31.53) - (30.88)
	2021	4,042,488		55.36 - 77.87	301,244,492		0.21		1.15 - 2.05	19.22 - 20.35
American Funds®	2025	2,061,109		37.76 - 53.92	105,088,992		0.87		1.15 - 2.00	15.44 - 16.48
Growth-Income Subaccount	2024	2,568,341		32.71 - 46.32	112,715,999		1.04		1.15 - 2.00	21.44 - 22.55
	2023	3,307,201		25.88 - 37.81	118,864,443		1.33		1.15 - 2.10	23.22 - 24.45
	2022	3,878,936		21.00 - 30.40	112,258,882		1.23		1.15 - 2.10	(18.43) - (17.61)
	2021	4,523,902		25.75 - 36.92	159,182,449		1.08		1.15 - 2.10	21.21 - 22.43
American Funds® The Bond	2025	710,230		15.08 - 19.52	13,387,145		4.11		1.15 - 2.05	4.82 - 5.77
Fund of America Subaccount	2024	817,456		14.39 - 18.46	14,588,246		4.00		1.15 - 2.05	(1.16) - (0.26)
	2023	908,187		14.55 - 18.50	16,289,950		3.50		1.15 - 2.05	2.64 - 3.56
	2022	882,928		14.18 - 17.87	15,319,531		2.77		1.15 - 2.05	(14.56) - (13.79)
	2021	1,054,446		16.60 - 20.73	21,268,315		1.39		1.15 - 2.05	(2.57) - (1.69)
BHFTI AB Global Dynamic	2025	62,693		15.89 - 17.48	1,081,021		3.17		1.15 - 1.80	9.57 - 10.29
Allocation Subaccount	2024	79,840		14.50 - 15.85	1,249,552		1.26		1.15 - 1.80	5.38 - 6.08
	2023	97,224		13.76 - 14.94	1,436,217		2.81		1.15 - 1.80	9.66 - 10.37
	2022	107,543		12.55 - 13.54	1,440,825		4.24		1.15 - 1.80	(21.85) - (21.34)
	2021	140,654		16.06 - 17.21	2,398,511		0.22		1.15 - 1.80	7.33 - 8.03
BHFTI American Funds®	2025	7,450,741		3.16 - 32.73	236,122,046		1.16		1.15 - 1.85	17.82 - 18.53
Aggressive Allocation	2024	8,996,355		2.67 - 27.62	241,525,147		1.19		1.15 - 1.75	12.57 - 13.25
Subaccount	2023	10,768,726		2.40 - 24.39	255,824,655		2.07		1.15 - 1.75	18.20 - 18.90
	2022	11,866,010		2.02 - 20.51	237,190,262		1.06		1.15 - 1.75	(19.94) - (19.45)
	2021	12,960,629		2.51 - 25.46	325,444,227		0.81		1.15 - 1.75	13.90 - 14.58
BHFTI American Funds®	2025	3,443,918		2.70 - 27.47	92,509,797		1.85		1.15 - 1.85	14.87 - 15.68
Balanced Allocation	2024	4,118,967		2.34 - 23.75	95,673,515		1.65		1.15 - 1.85	9.53 - 10.31
Subaccount	2023	4,937,513		2.12 - 21.53	104,436,451		2.29		1.15 - 1.85	14.36 - 15.16
	2022	5,361,289		1.84 - 18.70	98,437,179		1.41		1.15 - 1.85	(18.29) - (17.71)
	2021	6,018,551		2.24 - 22.72	134,355,919		1.19		1.15 - 1.85	10.09 - 10.86
BHFTI American Funds®	2025	2,330,196		2.27 - 23.06	51,187,060		2.43		1.15 - 1.95	12.25 - 13.16
Moderate Allocation	2024	2,570,939		17.83 - 20.38	51,632,087		2.14		1.15 - 1.95	6.99 - 7.86
Subaccount	2023	3,145,958		16.67 - 18.89	58,651,909		2.57		1.15 - 1.95	10.74 - 11.63
	2022	3,653,106		15.05 - 16.93	61,081,133		1.67		1.15 - 1.95	(16.27) - (15.60)
	2021	4,091,354		17.97 - 20.06	81,115,484		1.54		1.15 - 1.95	7.52 - 8.39

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS — (Continued)
		As of December 31				For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)		Total Return[3] Lowest to Highest (%)
BHFTI BlackRock Global	2025	118,518		15.42 - 17.09	1,995,785		1.38		1.15 - 1.85	9.40 - 10.17
Tactical Strategies	2024	151,808		14.09 - 15.51	2,322,052		1.50		1.15 - 1.85	3.85 - 4.59
Subaccount	2023	193,611		13.57 - 14.83	2,833,778		3.18		1.15 - 1.85	11.25 - 12.02
	2022	225,177		12.20 - 13.24	2,944,175		2.21		1.15 - 1.85	(20.37) - (19.81)
	2021	292,769		15.32 - 16.51	4,784,719		1.36		1.15 - 1.85	7.78 - 8.53
BHFTI Brighthouse Asset	2025	375,535		33.54 - 39.34	14,206,161		1.11		1.15 - 2.05	14.92 - 15.72
Allocation 100 Subaccount	2024	415,548		29.19 - 34.03	13,583,567		0.88		1.15 - 1.85	11.29 - 12.08
	2023	496,081		26.23 - 30.39	14,502,090		2.76		1.15 - 1.85	18.60 - 19.43
	2022	597,780		22.11 - 25.47	14,680,359		1.32		1.15 - 1.85	(21.61) - (21.06)
	2021	664,360		27.28 - 32.30	20,687,884		1.13		1.15 - 2.05	15.73 - 16.78
BHFTI Brighthouse Balanced	2025	538,380		17.31 - 19.18	10,118,638		3.94		1.15 - 1.85	9.90 - 10.67
Plus Subaccount	2024	666,460		15.75 - 17.33	11,321,783		2.42		1.15 - 1.85	1.84 - 2.56
	2023	804,307		15.46 - 16.90	13,344,965		3.20		1.15 - 1.85	7.24 - 7.99
	2022	915,612		14.42 - 15.65	14,095,793		2.46		1.15 - 1.85	(23.24) - (22.70)
	2021	991,323		18.78 - 20.24	19,766,005		2.28		1.15 - 1.85	5.57 - 6.31
BHFTI Brighthouse/Franklin	2025	414,552		10.31 - 11.01	4,493,989		4.94		1.15 - 1.70	3.58 - 4.05
Low Duration Total Return	2024	467,156		9.82 - 10.58	4,866,704		3.97		1.15 - 1.70	2.91 - 3.49
Subaccount	2023	532,638		9.66 - 10.23	5,374,948		3.43		1.15 - 1.70	3.92 - 4.39
	2022	549,363		9.29 - 9.80	5,311,076		2.70		1.15 - 1.70	(6.25) - (5.82)
	2021	638,586		9.81 - 10.40	6,564,954		1.87		1.15 - 1.70	(1.41) - (0.87)
BHFTI	2025	242,310		24.37 - 36.51	8,351,203		0.29		1.15 - 2.10	13.31 - 14.39
Brighthouse/Wellington Large	2024	291,092		21.51 - 31.92	8,812,954		0.40		1.15 - 2.10	18.87 - 20.01
Cap Research Subaccount	2023	380,959		18.09 - 26.59	9,660,022		0.57		1.15 - 2.10	22.92 - 24.09
	2022	429,546		14.72 - 21.43	8,782,242		0.43		1.15 - 2.10	(20.82) - (20.07)
	2021	528,570		18.59 - 26.81	13,569,984		0.67		1.15 - 2.10	21.55 - 22.71
BHFTI CBRE Global Real	2025	739,690		20.35 - 24.74	17,828,284		2.66		1.15 - 2.05	4.59 - 5.53
Estate Subaccount	2024	837,242		19.46 - 23.44	19,149,310		3.45		1.15 - 2.05	(1.66) - (0.76)
	2023	1,030,230		19.79 - 23.62	23,787,348		2.49		1.15 - 2.05	10.45 - 11.45
	2022	1,113,125		17.91 - 21.19	23,101,416		4.06		1.15 - 2.05	(26.51) - (25.85)
	2021	1,261,263		24.38 - 28.58	35,324,264		2.91		1.15 - 2.05	31.70 - 32.88
BHFTI Harris Oakmark	2025	10,642,218		3.53 - 4.39	44,613,705		2.17		1.15 - 2.00	30.22 - 31.46
International Subaccount	2024	13,873,045		2.71 - 3.34	44,393,583		2.16		1.15 - 2.00	(6.82) - (6.00)
	2023	16,384,669		2.91 - 3.56	55,908,056		1.95		1.15 - 2.05	16.66 - 17.70
	2022	18,877,891		2.44 - 3.02	54,837,896		2.20		1.15 - 2.05	(17.70) - (16.89)
	2021	20,544,574		2.97 - 3.63	71,895,624		0.66		1.15 - 2.05	6.24 - 7.28
BHFTI Invesco Balanced-Risk	2025	809,864		1.54 - 1.64	1,309,374		6.32		1.15 - 1.70	11.35 - 11.85
Allocation Subaccount	2024	1,038,587		1.36 - 1.46	1,502,548		1.49		1.15 - 1.70	2.23 - 2.80
	2023	1,398,581		1.35 - 1.42	1,971,184		3.25		1.15 - 1.70	4.75 - 5.22
	2022	1,821,294		1.29 - 1.35	2,444,726		6.32		1.15 - 1.70	(13.80) - (13.41)
	2021	1,878,318		1.48 - 1.56	2,912,301		3.05		1.15 - 1.70	7.84 - 8.44
BHFTI Invesco Global Equity	2025	185,253		56.60 - 69.26	12,460,628		—		1.15 - 1.85	13.48 - 14.28
Subaccount	2024	221,269		49.87 - 60.61	13,046,645		0.05		1.15 - 1.85	14.01 - 14.81
	2023	283,945		43.75 - 52.79	14,609,996		0.13		1.15 - 1.85	32.12 - 33.04
	2022	334,300		33.11 - 39.68	12,950,917		—		1.15 - 1.85	(33.09) - (32.62)
	2021	365,838		49.49 - 58.89	21,037,090		—		1.15 - 1.85	13.35 - 14.15

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS — (Continued)
		As of December 31				For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)		Total Return[3] Lowest to Highest (%)
BHFTI Invesco Small Cap	2025	887,495		4.76 - 5.64	4,855,268		—		1.15 - 2.05	3.89 - 4.62
Growth Subaccount	2024	1,032,856		4.37 - 5.39	5,407,738		—		1.15 - 2.05	13.95 - 14.99
	2023	1,155,740		3.84 - 4.68	5,271,242		—		1.15 - 2.05	9.63 - 10.62
	2022	1,207,460		3.50 - 4.24	4,984,484		—		1.15 - 2.05	(36.46) - (35.89)
	2021	1,262,531		5.51 - 6.61	8,141,014		—		1.15 - 2.05	4.76 - 5.71
BHFTI JPMorgan Global	2025	1,112,381		1.79 - 1.90	2,084,697		2.37		1.15 - 1.70	12.11 - 12.62
Active Allocation Subaccount	2024	1,229,507		1.57 - 1.69	2,048,202		0.92		1.15 - 1.70	3.50 - 4.07
	2023	1,466,123		1.54 - 1.62	2,346,647		1.87		1.15 - 1.70	8.76 - 9.25
	2022	2,061,382		1.41 - 1.48	3,024,889		2.44		1.15 - 1.70	(18.85) - (18.49)
	2021	2,577,437		1.73 - 1.82	4,650,102		0.49		1.15 - 1.70	7.79 - 8.39
BHFTI Loomis Sayles Global	2025	128,733		27.77 - 32.00	3,890,933		0.98		1.15 - 1.95	10.42 - 11.31
Allocation Subaccount	2024	141,586		25.15 - 28.75	3,959,997		0.85		1.15 - 1.95	10.11 - 11.00
	2023	170,587		22.84 - 25.90	4,312,503		—		1.15 - 1.95	19.85 - 20.81
	2022	213,956		2.08 - 21.44	4,484,019		—		1.15 - 1.95	(24.78) - (24.17)
	2021	258,942		2.75 - 28.27	6,340,343		0.82		1.15 - 1.95	12.05 - 12.95
BHFTI Loomis Sayles Growth	2025	8,056,503		3.04 - 4.91	35,646,733		—		1.15 - 2.10	12.57 - 13.74
Subaccount	2024	10,150,192		2.60 - 4.32	39,447,292		—		1.15 - 2.10	31.39 - 32.70
	2023	13,180,710		2.05 - 3.26	38,681,496		—		1.15 - 2.10	48.67 - 50.11
	2022	16,004,542		1.38 - 2.17	31,464,490		—		1.15 - 2.10	(29.46) - (28.78)
	2021	17,556,982		1.88 - 3.05	48,415,567		0.03		1.15 - 2.10	15.87 - 17.10
BHFTI MetLife Multi-Index	2025	82,928		17.05 - 17.85	1,459,687		0.65		1.15 - 1.50	7.45 - 7.83
Targeted Risk Subaccount	2024	93,573		15.86 - 16.55	1,528,818		2.38		1.15 - 1.50	5.87 - 6.24
	2023	113,551		14.99 - 15.58	1,747,791		2.30		1.15 - 1.50	12.13 - 12.53
	2022	135,010		13.36 - 13.85	1,850,381		1.80		1.15 - 1.50	(22.26) - (21.99)
	2021	150,271		16.88 - 17.75	2,642,844		1.72		1.15 - 1.70	7.87 - 8.46
BHFTI MFS® Research	2025	8,099,927		2.36 - 2.98	23,507,660		1.75		1.15 - 2.05	19.93 - 21.01
International Subaccount	2024	9,702,809		1.96 - 2.46	23,314,297		1.66		1.15 - 2.05	0.85 - 1.77
	2023	11,176,217		1.95 - 2.42	26,451,144		1.50		1.15 - 2.05	10.54 - 11.53
	2022	12,634,484		1.76 - 2.17	26,829,132		1.79		1.15 - 2.05	(19.24) - (18.51)
	2021	14,013,969		2.18 - 2.66	36,548,003		0.95		1.15 - 2.05	9.45 - 10.44
BHFTI Morgan Stanley	2025	1,726,619		5.35 - 6.55	10,904,520		—		1.15 - 1.85	11.11 - 11.89
Discovery Subaccount	2024	2,020,639		4.82 - 5.85	11,419,759		—		1.15 - 1.85	36.37 - 37.33
	2023	2,663,190		3.35 - 4.26	10,988,664		—		1.15 - 2.05	38.02 - 39.26
	2022	2,588,368		2.43 - 3.06	7,679,512		—		1.15 - 2.05	(63.28) - (62.95)
	2021	2,426,031		6.61 - 8.26	19,413,425		—		1.15 - 2.05	(12.59) - (11.80)
BHFTI PanAgora Global	2025	1,908,540		1.30 - 1.41	2,663,432		10.31		1.15 - 1.85	17.65 - 18.48
Diversified Risk Subaccount	2024	2,335,451		1.10 - 1.19	2,750,624		0.37		1.15 - 1.85	2.19 - 2.91
	2023	2,700,567		1.08 - 1.16	3,093,883		7.71		1.15 - 1.85	2.80 - 3.52
	2022	2,875,265		1.05 - 1.12	3,184,274		17.39		1.15 - 1.85	(27.02) - (26.51)
	2021	425,396		1.48 - 1.52	641,621		—		1.15 - 1.45	4.86 - 5.18
BHFTI PIMCO Inflation	2025	1,044,362		14.99 - 17.57	17,838,678		1.00		1.15 - 1.85	5.76 - 6.50
Protected Bond Subaccount	2024	1,191,994		14.17 - 16.50	19,174,433		—		1.15 - 1.85	0.24 - 0.95
	2023	1,349,966		14.14 - 16.34	21,556,156		2.10		1.15 - 1.85	1.69 - 2.41
	2022	1,470,696		13.91 - 15.96	22,958,739		6.32		1.15 - 1.85	(13.49) - (12.88)
	2021	1,697,089		16.07 - 18.32	30,448,687		0.73		1.15 - 1.85	3.49 - 4.22

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS — (Continued)
		As of December 31				For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)		Total Return[3] Lowest to Highest (%)
BHFTI PIMCO Total Return	2025	35,865,627		1.65 - 2.04	71,188,102		5.62		1.15 - 2.05	6.75 - 7.66
Subaccount	2024	43,765,120		1.53 - 1.90	80,795,359		2.88		1.15 - 2.05	0.33 - 1.25
	2023	48,521,237		1.51 - 1.87	88,622,796		2.93		1.15 - 2.10	3.85 - 4.84
	2022	52,332,061		1.45 - 1.79	91,258,357		2.91		1.15 - 2.10	(16.33) - (15.54)
	2021	60,204,601		1.74 - 2.12	124,473,138		1.81		1.15 - 2.10	(3.44) - (2.52)
BHFTI Schroders Global	2025	916,816		1.70 - 1.81	1,648,135		1.46		1.15 - 1.60	8.11 - 8.60
Multi-Asset Subaccount	2024	1,082,187		1.58 - 1.67	1,791,498		1.71		1.15 - 1.60	7.95 - 8.44
	2023	1,271,844		1.46 - 1.54	1,942,426		1.89		1.15 - 1.60	13.20 - 13.71
	2022	1,391,218		1.29 - 1.35	1,870,160		1.39		1.15 - 1.60	(21.44) - (21.08)
	2021	1,635,486		1.64 - 1.72	2,787,523		0.32		1.15 - 1.60	9.65 - 10.15
BHFTI SSGA Growth and	2025	1,028,528		25.35 - 28.34	28,698,082		2.51		1.15 - 1.80	14.81 - 15.44
Income ETF Subaccount	2024	1,195,854		21.66 - 24.55	28,924,272		2.40		1.15 - 1.80	8.81 - 9.52
	2023	1,465,610		20.27 - 22.41	32,379,081		2.31		1.15 - 1.80	12.06 - 12.67
	2022	1,637,383		18.09 - 19.89	32,130,940		3.01		1.15 - 1.80	(16.80) - (16.34)
	2021	1,778,441		21.39 - 23.78	41,751,675		1.79		1.15 - 1.80	11.36 - 12.08
BHFTI SSGA Growth ETF	2025	765,402		29.21 - 32.00	24,215,570		2.03		1.15 - 1.70	17.34 - 17.87
Subaccount	2024	934,112		24.42 - 27.15	25,095,030		2.02		1.15 - 1.70	10.81 - 11.42
	2023	1,090,503		22.44 - 24.36	26,296,832		1.88		1.15 - 1.70	13.92 - 14.43
	2022	1,210,719		19.70 - 21.29	25,518,788		2.77		1.15 - 1.70	(17.21) - (16.83)
	2021	1,407,313		23.41 - 25.60	35,693,159		1.45		1.15 - 1.70	15.62 - 16.26
BHFTI T. Rowe Price Mid Cap	2025	7,601,805		3.54 - 4.22	31,109,848		—		1.15 - 1.85	1.52 - 2.24
Growth Subaccount	2024	8,830,048		3.49 - 4.13	35,386,237		—		1.15 - 1.85	7.29 - 8.05
	2023	10,958,737		3.25 - 3.82	40,718,813		—		1.15 - 1.85	17.65 - 18.48
	2022	12,550,739		2.77 - 3.22	39,416,999		—		1.15 - 1.85	(23.95) - (23.42)
	2021	14,201,708		3.64 - 4.21	58,279,363		—		1.15 - 1.85	12.87 - 13.66
BHFTI Victory Sycamore Mid	2025	3,253,776		5.83 - 7.54	23,668,628		1.19		1.15 - 2.10	0.17 - 1.12
Cap Value Subaccount	2024	3,803,370		5.82 - 7.46	27,427,987		1.24		1.15 - 2.10	7.48 - 8.51
	2023	4,765,085		5.41 - 6.87	31,764,124		1.46		1.15 - 2.10	7.66 - 8.69
	2022	5,530,013		5.03 - 6.32	33,979,178		1.65		1.15 - 2.10	(4.72) - (3.81)
	2021	6,397,421		5.28 - 6.57	40,887,359		1.13		1.15 - 2.10	29.06 - 30.29
BHFTI Western Asset	2025	114,147		10.30 - 11.00	1,234,286		3.34		1.15 - 1.60	5.51 - 5.98
Management Government	2024	132,053		9.76 - 10.38	1,350,206		2.93		1.15 - 1.60	(1.38) - (0.93)
Income Subaccount	2023	150,302		9.90 - 10.48	1,553,448		2.79		1.15 - 1.60	2.73 - 3.20
	2022	215,567		9.64 - 10.16	2,163,149		2.28		1.15 - 1.60	(16.03) - (15.65)
	2021	217,817		11.48 - 12.04	2,594,462		2.10		1.15 - 1.60	(3.53) - (3.09)
BHFTII Baillie Gifford	2025	7,252,510		1.98 - 2.61	18,033,917		0.55		1.15 - 1.95	16.78 - 17.77
International Stock	2024	8,481,143		1.70 - 2.22	17,948,114		0.69		1.15 - 1.95	2.39 - 3.22
Subaccount	2023	9,927,272		1.66 - 2.15	20,378,051		1.17		1.15 - 1.95	16.20 - 17.11
	2022	11,126,175		1.43 - 1.84	19,540,513		0.93		1.15 - 1.95	(30.12) - (29.55)
	2021	11,414,463		2.04 - 2.61	28,552,022		0.81		1.15 - 1.95	(2.81) - (2.04)
BHFTII BlackRock Bond	2025	4,406,718		4.96 - 7.25	29,989,634		5.25		1.15 - 2.00	5.55 - 6.50
Income Subaccount	2024	5,142,461		4.70 - 6.81	32,937,809		3.96		1.15 - 2.00	(0.78) - 0.13
	2023	5,739,155		4.74 - 6.80	36,801,994		2.92		1.15 - 2.00	3.50 - 4.42
	2022	6,245,144		4.57 - 6.51	38,446,718		2.71		1.15 - 2.00	(16.05) - (15.29)
	2021	7,256,774		5.45 - 7.69	52,710,425		2.58		1.15 - 2.00	(2.66) - (1.77)

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS — (Continued)
		As of December 31				For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)		Total Return[3] Lowest to Highest (%)
BHFTII BlackRock Capital	2025	3,681,398		9.32 - 19.31	68,462,450		—		1.15 - 1.85	10.84 - 11.73
Appreciation Subaccount	2024	4,288,703		8.36 - 17.28	71,456,438		0.05		1.15 - 1.85	29.22 - 30.29
	2023	5,017,214		6.43 - 13.26	64,236,676		0.02		1.15 - 1.85	46.50 - 47.63
	2022	5,599,262		4.36 - 8.98	48,613,534		—		1.15 - 1.85	(38.90) - (38.39)
	2021	6,271,632		7.10 - 14.58	88,535,905		—		1.15 - 1.85	18.67 - 19.63
BHFTII BlackRock	2025	5,922,356		1.79 - 2.53	14,178,196		4.84		1.15 - 1.95	1.89 - 2.75
Ultra-Short Term Bond	2024	6,652,908		1.76 - 2.46	15,569,030		5.40		1.15 - 1.95	2.79 - 3.69
Subaccount	2023	7,223,725		1.71 - 2.38	16,322,299		1.44		1.15 - 1.95	2.78 - 3.64
	2022	8,072,596		1.67 - 2.29	17,639,435		—		1.15 - 1.95	(0.77) - 0.09
	2021	8,804,746		1.68 - 2.29	19,227,642		0.10		1.15 - 1.95	(2.37) - (1.53)
BHFTII Brighthouse Asset	2025	817,765		16.37 - 18.92	15,069,912		3.13		1.15 - 1.85	7.24 - 8.00
Allocation 20 Subaccount	2024	994,586		15.26 - 17.52	17,002,203		2.81		1.15 - 1.85	1.93 - 2.65
	2023	1,258,191		14.97 - 17.06	20,995,658		3.49		1.15 - 1.85	5.85 - 6.60
	2022	1,515,003		14.14 - 16.01	23,741,587		3.17		1.15 - 1.85	(14.28) - (13.68)
	2021	1,958,085		16.50 - 18.55	35,609,584		2.98		1.15 - 1.85	1.78 - 2.50
BHFTII Brighthouse Asset	2025	1,803,491		20.25 - 23.40	41,164,750		2.67		1.15 - 1.85	9.46 - 10.23
Allocation 40 Subaccount	2024	2,129,171		18.50 - 21.23	44,119,983		2.38		1.15 - 1.85	3.87 - 4.61
	2023	2,493,478		17.81 - 20.30	49,440,347		3.48		1.15 - 1.85	8.50 - 9.26
	2022	2,936,629		16.41 - 18.58	53,362,839		2.61		1.15 - 1.85	(15.41) - (14.82)
	2021	3,331,490		19.40 - 21.81	71,185,223		2.64		1.15 - 1.85	5.45 - 6.19
BHFTII Brighthouse Asset	2025	7,004,393		24.78 - 28.65	196,061,999		2.22		1.15 - 1.85	11.68 - 12.47
Allocation 60 Subaccount	2024	8,233,740		22.19 - 25.47	204,916,386		1.86		1.15 - 1.85	5.97 - 6.72
	2023	9,871,322		20.94 - 23.87	230,572,431		3.12		1.15 - 1.85	11.51 - 12.30
	2022	11,220,579		18.78 - 21.25	233,713,213		2.12		1.15 - 1.85	(16.88) - (16.30)
	2021	12,724,055		22.59 - 25.39	316,822,931		2.12		1.15 - 1.85	8.87 - 9.64
BHFTII Brighthouse Asset	2025	10,701,067		29.09 - 34.32	359,755,121		1.67		1.15 - 2.20	13.4 - 14.31
Allocation 80 Subaccount	2024	12,659,446		25.65 - 30.02	372,830,453		1.37		1.15 - 1.95	8.64 - 9.52
	2023	15,168,290		23.61 - 27.41	408,293,753		3.03		1.15 - 1.95	15.04 - 15.96
	2022	16,906,604		20.52 - 23.64	392,830,350		1.79		1.15 - 1.95	(19.55) - (18.91)
	2021	18,770,822		25.51 - 29.15	538,269,555		1.67		1.15 - 1.95	12.50 - 13.40
BHFTII Brighthouse/Artisan	2025	5,628,237		6.56 - 8.88	47,473,718		1.18		1.15 - 1.95	(0.39) - 0.51
Mid Cap Value Subaccount	2024	6,423,388		6.59 - 8.84	54,022,130		1.11		1.15 - 1.95	2.67 - 3.61
	2023	7,553,739		6.42 - 8.53	61,448,309		0.70		1.15 - 2.05	15.96 - 17.01
	2022	8,591,713		5.53 - 7.29	59,830,947		0.80		1.15 - 2.05	(14.52) - (13.75)
	2021	9,906,700		6.47 - 8.45	80,067,116		0.83		1.15 - 2.05	24.14 - 25.26
BHFTII	2025	53,067		111.77 - 136.18	6,913,282		2.08		1.15 - 1.65	10.54 - 11.10
Brighthouse/Wellington	2024	54,862		101.11 - 122.58	6,405,472		1.67		1.15 - 1.65	11.67 - 12.23
Balanced Subaccount	2023	68,292		90.55 - 109.22	7,136,917		1.88		1.15 - 1.65	15.95 - 16.53
	2022	73,354		78.09 - 93.73	6,592,230		1.40		1.15 - 1.65	(18.66) - (18.25)
	2021	88,555		96.00 - 114.65	9,742,479		1.63		1.15 - 1.65	11.87 - 12.43
BHFTII	2025	9,803,257		10.17 - 13.05	121,650,984		1.28		1.15 - 1.95	5.57 - 6.42
Brighthouse/Wellington Core	2024	11,420,594		9.63 - 12.26	133,433,045		1.32		1.15 - 1.95	6.35 - 7.21
Equity Opportunities	2023	13,464,819		9.05 - 11.43	146,964,241		1.29		1.15 - 1.95	5.42 - 6.27
Subaccount	2022	15,259,982		8.59 - 10.76	157,091,276		1.29		1.15 - 1.95	(7.04) - (6.29)
	2021	17,865,868		9.24 - 11.48	196,690,242		1.27		1.15 - 1.95	21.83 - 22.81

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.
FINANCIAL HIGHLIGHTS — (Continued)
		As of December 31				For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)		Total Return[3] Lowest to Highest (%)
BHFTII Frontier Mid Cap	2025	37,315		127.15 - 165.55	5,895,692		—		1.15 - 1.85	2.98 - 3.70
Growth Subaccount	2024	41,073		123.47 - 159.64	6,270,934		0.08		1.15 - 1.85	15.28 - 16.10
	2023	50,743		107.11 - 137.51	6,691,762		—		1.15 - 1.85	15.58 - 16.39
	2022	55,303		92.67 - 118.15	6,282,566		—		1.15 - 1.85	(29.65) - (29.15)
	2021	63,009		131.72 - 166.76	10,123,030		—		1.15 - 1.85	12.29 - 13.07
BHFTII Jennison Growth	2025	4,034,707		3.09 - 3.94	15,157,835		—		1.15 - 2.10	11.49 - 12.56
Subaccount	2024	5,159,981		2.77 - 3.50	17,235,096		—		1.15 - 2.10	27.37 - 28.60
	2023	6,503,765		2.18 - 2.72	16,904,385		—		1.15 - 2.10	49.95 - 51.37
	2022	7,972,057		1.45 - 1.80	13,731,580		—		1.15 - 2.10	(40.25) - (39.68)
	2021	8,244,687		2.43 - 2.98	23,576,569		—		1.15 - 2.10	14.57 - 15.66
BHFTII Loomis Sayles Small	2025	3,198,608		9.28 - 12.70	38,845,569		0.10		1.15 - 2.05	2.89 - 3.93
Cap Core Subaccount	2024	3,745,781		9.02 - 12.22	43,864,732		0.06		1.15 - 2.05	9.18 - 10.29
	2023	4,434,865		8.26 - 11.08	47,152,788		0.08		1.15 - 2.05	14.81 - 15.96
	2022	4,943,724		7.20 - 9.56	45,377,517		—		1.15 - 2.05	(16.99) - (16.16)
	2021	5,690,744		8.67 - 11.40	62,376,401		0.03		1.15 - 2.05	19.18 - 20.37
BHFTII Loomis Sayles Small	2025	2,408,559		3.44 - 4.09	9,555,708		—		1.15 - 1.85	1.83 - 2.54
Cap Growth Subaccount	2024	2,883,065		3.38 - 3.99	11,168,324		—		1.15 - 1.85	12.51 - 13.31
	2023	3,385,902		3.00 - 3.52	11,597,058		—		1.15 - 1.85	9.51 - 10.27
	2022	3,904,971		2.74 - 3.19	12,159,128		—		1.15 - 1.85	(24.51) - (23.98)
	2021	4,071,718		3.63 - 4.20	16,700,568		—		1.15 - 1.85	7.73 - 8.48
BHFTII MetLife Aggregate	2025	10,910,051		1.44 - 1.79	18,923,549		1.79		1.15 - 1.95	4.74 - 5.58
Bond Index Subaccount	2024	13,291,394		1.37 - 1.69	21,873,135		2.92		1.15 - 1.95	(1.32) - (0.52)
	2023	14,290,443		1.39 - 1.70	23,666,712		2.68		1.15 - 1.95	3.00 - 3.83
	2022	15,182,161		1.35 - 1.64	24,233,492		2.58		1.15 - 1.95	(14.99) - (14.30)
	2021	17,664,781		1.59 - 1.91	32,937,104		2.36		1.15 - 1.95	(4.11) - (3.34)
BHFTII MetLife Mid Cap	2025	3,623,962		5.36 - 6.41	22,570,529		0.90		1.15 - 1.85	4.90 - 5.64
Stock Index Subaccount	2024	4,331,393		5.11 - 6.07	25,552,184		1.13		1.15 - 1.85	11.27 - 12.06
	2023	5,376,080		4.59 - 5.42	28,373,173		1.08		1.15 - 1.85	13.65 - 14.44
	2022	5,975,752		4.04 - 4.73	27,593,268		0.84		1.15 - 1.85	(15.02) - (14.42)
	2021	6,669,352		4.76 - 5.53	36,040,475		0.89		1.15 - 1.85	21.79 - 22.65
BHFTII MetLife MSCI EAFE®	2025	7,297,452		2.19 - 2.72	19,279,087		1.68		1.15 - 1.95	28.18 - 29.21
Index Subaccount	2024	9,331,079		1.71 - 2.11	19,114,726		3.01		1.15 - 1.95	1.00 - 1.81
	2023	10,730,134		1.69 - 2.07	21,631,082		2.31		1.15 - 1.95	15.37 - 16.29
	2022	12,377,622		1.47 - 1.78	21,490,131		3.48		1.15 - 1.95	(16.29) - (15.62)
	2021	13,173,099		1.75 - 2.11	27,128,927		1.59		1.15 - 1.95	8.35 - 9.22
BHFTII MetLife Russell 2000®	2025	3,587,577		4.69 - 5.83	20,183,649		0.94		1.15 - 1.95	10.17 - 11.05
Index Subaccount	2024	4,348,660		4.26 - 5.25	22,078,538		1.30		1.15 - 1.95	8.84 - 9.72
	2023	5,398,798		3.91 - 4.79	25,040,221		1.12		1.15 - 1.95	14.26 - 15.18
	2022	5,900,857		3.42 - 4.15	23,819,385		0.79		1.15 - 1.95	(21.97) - (21.34)
	2021	6,302,421		4.39 - 5.28	32,377,175		0.81		1.15 - 1.95	12.02 - 12.92
BHFTII MetLife Stock Index	2025	2,653,654		17.15 - 22.82	57,683,058		0.84		1.15 - 1.95	15.02 - 15.94
Subaccount	2024	3,253,846		14.91 - 19.68	61,078,455		1.08		1.15 - 1.95	21.95 - 22.94
	2023	3,936,074		12.23 - 16.01	60,390,084		1.23		1.15 - 1.95	23.21 - 24.20
	2022	4,437,145		9.93 - 12.89	54,955,663		1.07		1.15 - 1.95	(20.08) - (19.44)
	2021	4,641,916		12.42 - 16.00	71,378,907		1.38		1.15 - 1.95	25.57 - 26.58

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8.
FINANCIAL HIGHLIGHTS — (Concluded)
		As of December 31				For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)		Total Return[3] Lowest to Highest (%)
BHFTII MFS® Total Return	2025	1,158,977		8.16 - 114.56	20,298,671		2.69		1.15 - 2.10	8.53 - 9.56
Subaccount	2024	1,476,574		7.52 - 104.67	23,063,983		2.42		1.15 - 2.10	5.27 - 6.28
	2023	1,748,181		7.14 - 98.59	24,840,436		2.00		1.15 - 2.10	7.85 - 8.88
	2022	2,066,456		6.62 - 90.64	27,183,540		1.61		1.15 - 2.10	(11.74) - (10.90)
	2021	2,356,571		7.50 - 101.82	33,138,576		1.70		1.15 - 2.10	11.57 - 12.63
BHFTII MFS® Value	2025	11,740,624		2.94 - 31.50	62,334,219		1.65		1.15 - 1.85	10.93 - 11.82
Subaccount	2024	14,569,898		2.63 - 28.20	68,387,554		1.70		1.15 - 1.85	9.59 - 10.43
	2023	17,635,405		2.38 - 25.55	74,131,616		1.71		1.15 - 2.05	5.79 - 6.74
	2022	19,871,364		2.24 - 23.96	78,084,369		1.54		1.15 - 2.05	(8.00) - (7.17)
	2021	23,558,123		2.41 - 25.84	98,346,377		1.42		1.15 - 2.05	22.86 - 23.97
BHFTII Neuberger Berman	2025	7,744,647		4.20 - 5.40	40,400,780		0.01		1.15 - 2.05	(6.68) - (5.73)
Genesis Subaccount	2024	8,913,029		4.50 - 5.73	49,425,912		0.01		1.15 - 2.05	6.59 - 7.64
	2023	10,664,594		4.22 - 5.33	55,008,213		0.01		1.15 - 2.05	12.87 - 14.03
	2022	12,157,005		3.74 - 4.67	55,106,519		—		1.15 - 2.05	(20.96) - (20.18)
	2021	13,598,864		4.73 - 5.85	77,300,405		0.01		1.15 - 2.05	15.72 - 16.85
BHFTII T. Rowe Price Large	2025	4,423,014		6.92 - 87.11	38,956,881		—		1.15 - 2.10	13.06 - 14.13
Cap Growth Subaccount	2024	5,662,390		6.12 - 76.40	43,710,708		—		1.15 - 2.10	27.26 - 28.49
	2023	7,143,975		4.81 - 59.52	43,162,549		—		1.15 - 2.10	43.50 - 44.86
	2022	8,513,913		3.35 - 41.13	35,251,128		—		1.15 - 2.10	(41.90) - (41.35)
	2021	9,217,166		5.76 - 70.19	65,019,423		—		1.15 - 2.10	17.46 - 18.58
BHFTII T. Rowe Price Small	2025	1,621,119		6.55 - 8.02	12,529,531		0.02		1.15 - 1.85	7.98 - 8.74
Cap Growth Subaccount	2024	2,045,813		6.07 - 7.37	14,558,955		—		1.15 - 1.85	11.10 - 11.89
	2023	2,754,126		5.46 - 6.59	17,561,026		—		1.15 - 1.85	19.06 - 19.89
	2022	2,955,055		4.59 - 5.50	15,736,790		—		1.15 - 1.85	(23.77) - (23.23)
	2021	3,407,354		6.02 - 7.16	23,685,361		—		1.15 - 1.85	9.32 - 10.08
BHFTII Western Asset	2025	12,923,559		2.99 - 37.24	50,275,415		7.62		1.15 - 2.10	6.67 - 7.70
Management Strategic Bond	2024	15,489,734		2.81 - 34.67	56,194,799		7.33		1.15 - 2.10	2.43 - 3.46
Opportunities Subaccount	2023	18,319,594		2.74 - 33.61	64,437,442		6.41		1.15 - 2.10	7.01 - 8.05
	2022	20,094,966		2.56 - 31.19	65,596,041		5.82		1.15 - 2.10	(18.61) - (17.73)
	2021	22,764,305		3.15 - 38.06	90,449,105		3.62		1.15 - 2.10	0.53 - 1.51
BHFTII Western Asset	2025	10,287,442		1.58 - 2.03	19,741,597		3.90		1.15 - 1.85	4.85 - 5.68
Management U.S. Government	2024	12,009,459		1.51 - 1.92	21,848,561		2.86		1.15 - 1.85	0.21 - 1.00
Subaccount	2023	13,507,559		1.50 - 1.90	24,394,840		2.11		1.15 - 1.85	2.68 - 3.50
	2022	14,832,755		1.47 - 1.83	25,936,922		2.08		1.15 - 1.85	(10.83) - (10.16)
	2021	17,849,343		1.64 - 2.04	34,750,419		2.38		1.15 - 1.85	(3.57) - (2.73)
1
These amounts represent the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying fund or portfolio, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying fund or portfolio in which the Subaccount invests. The investment income ratio is calculated as a weighted average ratio since the Subaccount may invest in two or more share classes, within the underlying fund or portfolio of the Trusts which may have unique investment income ratios.
2
These amounts represent annualized contract expenses of each of the applicable Subaccounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund or portfolio have been excluded.
3
These amounts represent the total return for the period indicated, including changes in the value of the underlying fund or portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Subaccount.

New England Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc. December 31, 2025, 2024, and 2023)

Index to Statutory Basis Financial Statements

1

Deloitte & Touche LLP

650 S Tryon Street

Suite 1800 Charlotte, NC 28202

USA

Tel: +1 704 887 1500

Fax: +1 704 887 1570

www.deloitte.com

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholder of
New England Life Insurance Company:

Opinions

We have audited the statutory-basis financial statements of New England Life Insurance Company (a wholly-owned subsidiary of Brighthouse Financial, Inc.) (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2025 and 2024, and the related statutory-basis statements of operations and changes in capital and surplus, and statements of cash flow for each of the three years in the period ended December 31, 2025, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2025.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Commonwealth of Massachusetts Division of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

2

Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•
Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.
•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.
•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2025 audit was conducted for the purpose of forming an opinion on the 2025 statutory-basis financial statements as a whole. The supplemental schedule of selected financial data, the supplemental schedule of investment risks interrogatories, the supplemental summary investment schedule, and the supplemental schedule of reinsurance contracts with risk-limiting features as of and for the year ended December 31, 2025, are presented for purposes of additional analysis and are not a required part of the 2025 statutory-basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2025 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2025 statutory-basis financial statements as a whole.

April 13, 2026

3

New England Life Insurance Company
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2025 and 2024

(In millions, except share data)

	2025	2024
Admitted Assets
Bonds	$960	$835
Preferred stocks	5	—
Mortgage loans	28	32
Cash, cash equivalents and short-term investments	33	170
Contract loans	402	398
Derivative assets	8	13
Other invested assets	19	16
Total invested assets	1,455	1,464
Investment income due and accrued	16	13
Premiums and annuity considerations deferred and uncollected	7	12
Net deferred tax asset	15	16
Other assets	43	30
Total assets excluding Separate Accounts	1,536	1,535
Separate Account assets	6,704	6,631
Total Admitted Assets	$8,240	$8,166
Liabilities and Capital and Surplus
Liabilities
Reserves for life and health insurance and annuities	$965	$999
Liability for deposit-type contracts	8	9
Dividends due to policyholders	2	2
Interest maintenance reserve	1	2
Other policy liabilities	79	68
Asset valuation reserve	10	10
Payable for collateral received	7	11
Funds held under reinsurance treaties	41	55
Employee benefit plans	71	75
Net transfers to (from) Separate Accounts due and accrued	(3)	(4)
Amounts withheld or retained as agent or trustee	57	57
Other liabilities	45	45
Total liabilities excluding Separate Accounts	1,283	1,329
Separate Account liabilities	6,704	6,631
Total Liabilities	7,987	7,960
Capital and Surplus
Capital stock (par value $125 per share, 50,000 shares authorized, 20,000 issued and outstanding)	3	3
Paid-in surplus	2	2
Unassigned surplus (deficit)	248	201
Total Capital and Surplus	253	206
Total Liabilities and Capital and Surplus	$8,240	$8,166

See accompanying notes to statutory financial statements

4

New England Life Insurance Company

Statutory Statements of Operations and Changes in Capital and Surplus
For the Years Ended December 31, 2025, 2024, and 2023

(In millions)

2025	2024	2023
Income
Premiums and annuity considerations	$77	$84	$85
Considerations for supplementary contracts and dividend accumulations	1	(3)	3
Net investment income	64	60	62
Reserve adjustments on reinsurance ceded	(286)	(435)	(301)
Other income (loss)	127	126	123
Total income	(17)	(168)	(28)
Benefits and Expenses
Benefit payments	630	496	422
Changes to reserves, deposit funds and other policy liabilities	(32)	(27)	(27)
Insurance expenses and taxes (other than Federal income and capital gains taxes)	44	48	57
Net transfers to (from) Separate Accounts	(718)	(760)	(530)
Total benefits and expenses before dividends to policyholders	(76)	(243)	(78)
Gain (loss) from operations before dividends to policyholders and Federal income tax	59	75	50
Dividends to policyholders	2	3	3
Gain (loss) from operations before Federal income tax	57	72	47
Federal income tax expense (benefit) (excluding income tax on capital gains and losses)	7	5	7
Gain (loss) from operations	50	67	40
Net realized capital gains (losses), net of Federal income tax and interest maintenance reserve transfer	—	(2)	1
Net Income (Loss)	50	65	41
Changes in Capital and Surplus
Change in General Account net unrealized capital gains (losses)	(1)	—	(1)
Change in net deferred income tax	(1)	(2)	1
Change in nonadmitted assets	(2)	1	(5)
Change in asset valuation reserve	—	1	1
Change in surplus as a result of reinsurance	(3)	(3)	(3)
Dividends to stockholder	—	—	(84)
Other — net	4	3	(1)
Net Change in Capital and Surplus	47	65	(51)
Capital and Surplus at Beginning of Year	206	141	192
Capital and Surplus at End of Year	$253	$206	$141

See accompanying notes to statutory financial statements

5

New England Life Insurance Company

Statutory Statements of Cash Flow
For the Years Ended December 31, 2025, 2024, and 2023

(In millions)

2025	2024	2023
Cash from operations
Premiums and annuity considerations, net of reinsurance, received	$87	$68	$90
Net investment income received	58	62	60
Other income (loss) received	115	122	119
Total receipts	260	252	269
Benefits paid	910	895	695
Insurance expenses and taxes paid (other than Federal income and capital gains taxes)	41	42	61
Net transfers to (from) Separate Accounts	(719)	(761)	(532)
Dividends paid to policyholders	3	3	3
Federal income tax paid (recovered) (net of tax on capital gains and losses)	8	1	(9)
Total payments	243	180	218
Net cash provided by (used in) operations	17	72	51
Cash from investments
Proceeds from invested assets sold, matured or repaid	56	58	120
Cost of invested assets acquired	(183)	(5)	(57)
Net change in contract loans	(4)	(5)	(9)
Net cash provided by (used in) investments	(131)	48	54
Cash from financing and other sources
Dividends to stockholder	—	—	(84)
Net change in deposit-type contracts	(1)	(1)	(1)
Net change in payable for collateral received	(4)	—	(1)
Other-net	(18)	(2)	(19)
Net cash provided by (used in) financing and other sources	(23)	(3)	(105)
Net change in cash, cash equivalents and short-term investments	(137)	117	—
Cash, cash equivalents and short-term investments:
Beginning of year	170	53	53
End of year	$33	$170	$53
Supplemental disclosures of cash flow
Information for non-cash transactions:
Transfer of bonds to preferred stocks	$5	$—	$—
Transfer of bonds to other invested assets	$1	$—	$—

See accompanying notes to statutory financial statements

6

New England Life Insurance Company

Notes to Statutory Financial Statements
For the Years Ended December 31, 2025, 2024, and 2023

Note 1 — Summary of Significant Accounting Policies

Business

The New England Life Insurance Company (the “Company”) is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. (“Brighthouse”). The Company is domiciled in the Commonwealth of Massachusetts (“Massachusetts”) and is licensed to transact insurance business in, and is subject to regulation by, all 50 states and the District of Columbia.

The Company does not currently write new insurance business. The Company has in-force variable and universal life insurance policies, fixed and variable annuities, participating and non-participating traditional life insurance policies, pension products, and group life and disability policies. The Company also has in-force a small block of health insurance policies, which are administered by a third party.

Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

On November 6, 2025, Brighthouse entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Aquarian Holdings VI L.P., a Delaware limited partnership (“Aquarian Parent”), Aquarian Beacon Merger Sub Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Aquarian Parent (“Merger Sub”), and Aquarian Holdings LLC, a Delaware limited liability company, solely for the purpose of certain provisions, pursuant to which, at the closing of the transactions contemplated by the Merger Agreement, Merger Sub will merge with and into Brighthouse, with Brighthouse surviving as a wholly owned subsidiary of Aquarian Parent (the “Merger”).

The Merger Agreement was adopted by stockholders at the special meeting held on February 12, 2026, and the applicable waiting period under the Hart-Scott Rodino Antitrust Improvement Act of 1976, as amended, has expired. The Merger is expected to close in 2026. However, the completion of the Merger remains subject to the satisfaction or waiver of certain other customary conditions, including receipt of insurance regulatory approvals.

Basis of Presentation

The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commissioner of Insurance in the Massachusetts Division of Insurance (the “Division”). The Division requires that insurance companies domiciled in Massachusetts prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”).

The Division has adopted certain prescribed accounting practices that differ from those found in NAIC SAP, referred to in these statutory financial statements as Massachusetts Statutory Accounting Principles (“MA SAP”), none of which affect the financial statements of the Company.

MA SAP comprises a basis of accounting which differs from generally accepted accounting principles (“GAAP”). The more significant differences are as follows:

•
Policy acquisition costs are charged to expense as incurred under MA SAP; whereas under GAAP, certain policy acquisition costs are deferred and amortized over the estimated lives of the contracts in a manner that approximates a straight-line basis over the expected life of the related contracts;
•
Insurance reserves are determined using prescribed factors for mortality, lapses and interest without consideration of company experience, or using a principles based reserve method equal to the higher of reserves using prescribed factors and reserves that consider a wide range of future economic conditions, as well as, company experience. Under GAAP, reserves are determined based upon best estimates as of the date the policy is issued, or the account value plus a reserve for additional benefits, that is either based on current assumptions or measured at fair value with an adjustment for non-performance risk;
•
Certain assets designated as nonadmitted assets are excluded from the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus by direct charges to unassigned surplus (deficit) including a portion of deferred income tax assets (“DTA”), certain prepaid assets;
•
Contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue for MA SAP; whereas under GAAP, for contracts that do not subject the Company to significant risks arising from mortality or morbidity, amounts received are reported as increases to policyholder account balances;

7

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

•
Certain reinsurance agreements are accounted for as reinsurance under both MA SAP and GAAP if certain risk transfer provisions are met. The risk transfer provisions in GAAP differ from the risk transfer provisions under MA SAP. Under GAAP, the reinsurer must assume significant insurance risk and have a reasonable possibility of realizing a significant loss from the transaction. MA SAP requires the reinsurer to assume all of certain risks deemed to be significant, regardless of the significance of loss potential. Assets and liabilities as a result of reinsurance transactions are netted under MA SAP but are reported gross under GAAP. Ceding commissions received in conjunction with reinsurance transactions are reported as revenue under MA SAP but are reported as a reduction of commission expense under GAAP;
•
Investments in bonds are generally carried at amortized cost under MA SAP. Under GAAP, investments in bonds and preferred stocks have one of three classifications. Those classified as held-to-maturity are carried at amortized cost, those classified as available-for-sale are carried at estimated fair value with adjustments for changes in estimated fair value recorded as a component of equity and those classified as trading are carried at estimated fair value with adjustments for changes in estimated fair value recorded through earnings;
•
Investments in mortgage loans that are impaired are reported at the estimated fair value of the underlying collateral less estimated costs to obtain and sell such collateral with an offset to loan specific valuation allowance recorded in net unrealized gains and (losses). If the estimated fair value of the impaired loan subsequently increases, the mortgage loan’s carrying value is adjusted to reflect this increase in value through a decrease in loan specific valuation allowance. Under GAAP, impaired mortgage loans may also be assessed using observable market price or discounted cash flow (“DCF”) methodologies using the loan’s original effective interest rate. If the value of the impaired mortgage loan subsequently increases, under GAAP, the mortgage loan’s carrying value may be adjusted to reflect this increase, through a decrease in a specific valuation allowance;
•
An asset valuation reserve (“AVR”) liability is established, based upon a formula prescribed by the NAIC, to offset potential credit-related investment losses on all invested assets. Changes in the AVR are charged or credited directly to surplus. Under GAAP, no such reserve is required;
•
An Interest Maintenance Reserve (“IMR”) is established to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds and mortgage loans, resulting from changes in the general level of interest rates, and is amortized into net investment income over the remaining years to expected maturity of the assets sold; whereas under GAAP, available-for-sale bonds and mortgage loan gains and losses on disposal are reported in earnings in the period that the assets are sold;
•
Derivatives that do not meet the criteria for hedge accounting are carried at estimated fair value with changes in their estimated fair value reported in changes in capital and surplus, except for: (i) income generation derivatives, which are carried at cost; (ii) derivatives used in replication synthetic asset transactions (“RSATs”), which are carried at amortized cost; and (iii) exchange-traded futures, which are carried at the amount of cash deposits outstanding. Under GAAP, if a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses);
•
Deferred income tax is calculated based on temporary differences between MA SAP and tax-basis reporting, subject to certain asset admission limitations for DTAs, rather than the difference between GAAP and tax-basis reporting, without asset admission limitations;
•
For loss contingencies, when no amount within management’s estimate of the range is a better estimate than any other amount, the midpoint of the range is accrued; whereas under GAAP, the minimum amount in the range is accrued. In addition, the timing of recognition of certain costs related to loss contingencies may be different;
•
Gains on certain economic transactions with related parties, defined as arm’s-length transactions, resulting in the transfer of risks and rewards of ownership and considered permanent, are recognized under MA SAP rather than deferred until the assets are sold to third parties as required under GAAP;
•
Separate Account assets, liabilities, income and expenses are reflected using a summarized presentation in the financial statements under SAP; whereas under GAAP only separate accounts where all of the investment risk is borne by the policyholder qualify for summarized presentation.

8

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

Accounting Changes and Correction of Errors

Accounting Changes

On August 13, 2023, a new principles-based definition of a bond was adopted under Statements of Statutory Accounting Principles (“SSAP”) No. 26, which became effective January 1, 2025. Under the new definition, securities are classified as either issuer credit obligations within the scope of SSAP No. 26 or asset-backed securities (“ABS”) within the scope of SSAP No. 43. Securities that did not meet the principles-based bond definition were classified in accordance with the SSAP that addressed a security’s specific investment structure.

The new classification guidance was required to be applied to all securities as of the effective date, with reclassifications treated as disposals and acquisitions in the financial statements and related investment schedules. The Company adopted the new principles-based bond definition and followed the special transition guidance in SSAP No. 26. The adoption resulted in reclassification and reporting changes for certain investments.

The adoption of the new principles-based bond definition was subject to special transition guidance in SSAP No. 26. These requirements included the recognition of the disposal of securities reclassified from Schedule D‑1 at amortized cost, reporting of such amortized costs as consideration in Schedule D‑4, no gain or loss recognition of securities held at amortized cost at the time of adoption, and the removal of unrealized losses associated with securities held at fair value under the lower of amortized cost or fair value measurement method. Securities reclassified from Schedule D‑1 were required to be recognized on Schedule BA with actual costs that agreed to the disposal values, and unrealized losses associated with securities held at fair value under the lower of amortized cost or fair value method were recognized to match the previously reported book adjusted carrying value at the time of reclassification. Such recognition prevented the realization of losses at the time of reclassification.

The aggregate book adjusted carrying value for all securities reclassified off Schedule D‑1 as of January 1, 2025, was $6 million. Book adjusted carrying value of securities that were previously held at amortized cost and upon reclassification are being held at fair value under the lower of amortized cost or fair value approach amounted to $1 million. The change from amortized cost to fair value measurement resulted in an unrealized loss of less than $1 million being recognized in surplus.

Correction of Errors

The Company had no correction of errors during 2025.

Reclassifications

Certain amounts in the 2024 statutory financial statements were reclassified to conform with the 2025 presentation.

GAAP Equity and Income (Unaudited)

GAAP consolidated net income (loss) attributable to the Company was $11 million, $22 million, and $26 million for the years ended December 31, 2025, 2024, and 2023, respectively. GAAP consolidated stockholder’s equity attributable to the Company was $266 million, $219 million, and $178 million at December 31, 2025, 2024, and 2023, respectively.

Use of Estimates

The preparation of financial statements requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the dates of the financial statements. Management is also required to disclose contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

Investments

Income from investments, including amortization of premium, accretion of discount and similar items, is recorded within net investment income, unless otherwise stated herein. Other-than-temporary impairment (“OTTI”) losses are recorded as realized capital losses, the cost basis of the investment is reduced and the revised cost basis is not adjusted for subsequent recoveries in value.

Bonds are generally stated at amortized cost, unless they have a NAIC designation of 6, in which case they are stated at the lower of amortized cost or estimated fair value. Unrealized capital losses on bonds having a NAIC designation of 6 are charged directly to surplus. Interest and prepayment fees are recorded when earned. Amortization of premium or accretion of discount is calculated using the constant yield method taking into consideration specified interest and principal provisions over the life

9

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

of the bonds or estimated timing and amount of prepayments of underlying loans for commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”) and ABS (collectively “loan-backed securities”). Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for loan-backed securities are estimated using inputs obtained from third party specialists and are based on management’s knowledge of the current market. For credit-sensitive loan-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other loan-backed securities, the effective yield is recalculated on a retrospective basis.

The NAIC has adopted revised designation methodologies for loan-backed securities based on the NAIC’s estimate of expected losses on such securities. The revised designation methodologies resulted in certain loan-backed securities having an initial NAIC designation and a final NAIC designation, which were used for determining the carrying value of the security and for annual statement and risk-based capital (“RBC”) reporting, respectively. Loan-backed securities with initial NAIC designations of 1 through 5 are stated at amortized cost. Loan-backed securities with an initial NAIC designation of 6 are stated at the lower of amortized cost or estimated fair value and are reported in accordance with the final NAIC designations.

The Company periodically evaluates bonds for impairment. The assessment of whether impairments have occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 3 “— Evaluating Temporarily Impaired Bonds for OTTI.” Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below amortized cost; (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) both the Company’s intent to sell a security before the recovery of its estimated fair value and its intent and ability to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than amortized cost; (vii) unfavorable changes in forecasted cash flows on loan-backed securities; (viii) the potential for impairments due to weakening foreign currencies on foreign currency denominated bonds that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

The Company recognizes an OTTI loss in earnings for a loan-backed security in an unrealized loss position when it is anticipated that the amortized cost basis will not be recovered. In such situations, the OTTI loss recognized in earnings is the entire difference between the security’s amortized cost and its estimated fair value only when either: (i) the Company intends to sell the security or (ii) the Company does not have the intent and ability to retain the security for the time sufficient to recover the amortized cost basis. Non-interest related OTTI losses are recorded through the AVR and interest related losses through the IMR. If neither of the two conditions exists, and the Company has the intent and ability to hold the security but does not expect to recover the entire amortized cost, the difference between the amortized cost basis of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI loss.

The determination of estimated fair values for securities and other investments is described in Note 2.

Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium, discount or deferred fees, and are net of valuation allowances. Interest income and prepayment fees are recorded when earned. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Amortization of premium and accretion of discount are recorded using the effective yield method. Gains and losses from sales of loans are recorded in net realized capital gains (losses).

Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Valuation allowances are established both on a loan specific basis and, in certain circumstances described below, for pools of loans. Valuation allowances are determined separately for each of the loan portfolio segments: commercial and agricultural. In conjunction with the valuation allowance process, management identifies mortgage loans to be placed on a nonaccrual status at which time the Company recognizes income on the cash method.

10

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

Specific valuation allowances are established using the same methodology for both portfolio segments and a common evaluation framework is used for establishing general valuation allowances for the loan portfolio segments; however, a separate general valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs that are unique to each loan portfolio segment. The Company records specific valuation allowances for impaired mortgage loans when it is probable that based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual mortgage loans being impaired, loan specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the loan’s underlying collateral (as determined by acceptable appraisal methodologies) less estimated costs to obtain and sell such collateral. Changes in these loan specific valuation allowances are reported within net unrealized capital gains (losses). In the event the Company is unable to collect all amounts due under the loan agreement, the Company utilizes the existing loan specific allowance and recognizes an OTTI loss recorded in net realized capital gains (losses). General valuation allowances are established for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loans with similar loan-to-value or similar debt service coverage ratio factors. A loss contingency exists when, based on experience, it is probable that a credit event has occurred and the amount of credit loss can be reasonably estimated. These evaluations are based upon several loan portfolio segment specific factors, including the Company’s experience with loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. The Company typically uses ten years or more of historical experience in these evaluations. These evaluations are revised as conditions change and new information becomes available. The general valuation allowance is established when the amount of the loan loss contingency is greater than the mortgage component of the AVR, and the amount recorded is the excess of the loss contingency amount over the mortgage component of the AVR. If the mortgage component of the AVR is greater than the loss contingency amount, no general valuation allowance is recorded. Changes in the general valuation allowance are included in change in General Account net unrealized capital gains (losses) which are credited or charged directly to surplus.

All commercial loans are monitored on an ongoing basis which may include an analysis of the property’s financial statements and rent rolls, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios and tenant creditworthiness. The monitoring process for commercial loans focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar to the commercial loan monitoring process, with a focus on higher risk loans, including reviews of the agricultural loan portfolio on a geographic and sector basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis, by aggregating groups of loans that have similar risk characteristics for potential credit loss. General valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

For commercial loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the values utilized in calculating the ratio are updated annually on a rolling basis, with a portion of the loan portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of the Company’s ongoing review of its commercial mortgage loan portfolio.

For agricultural loans, the Company’s primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated. Additionally, the Company focuses the monitoring process on higher risk loans, including reviews on a geographic and property-type basis.

The Company may grant concessions related to a particular borrower’s financial difficulties which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the recurring portfolio monitoring process, a

11

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

specific valuation allowance may have been recorded prior to the period when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly or may increase if the expected recovery is higher than the pre-modification recovery assessment.

Cash equivalents, which are short-term, highly liquid securities and other investments with original maturities of three months or less at date of purchase, are stated at amortized cost, except for securities which have a NAIC designation of 6, in which case they are stated at the lower of amortized cost or estimated fair value.

Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at date of purchase and are generally stated at amortized cost, except for securities which have a NAIC designation of 6, in which case they are stated at the lower of amortized cost or estimated fair value.

Contract loans are stated at unpaid principal balance. If the unpaid balance of the loan exceeds the cash surrender value or policy reserves, the excess of the unpaid balance of the loan over the cash surrender value or policy reserves is evaluated for collectability. If the amount is considered uncollectible, it is written off as a reduction of net investment income in the Statutory Statements of Operations and Changes in Capital and Surplus during the period it is determined to be uncollectible. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Other invested assets consist primarily of other limited partnership interests, joint ventures, securities, and surplus notes that do not qualify for bond reporting under the new principles-based bond definition. The significant accounting policies for the components are as follows:

•
Other limited partnership interests and joint ventures are carried at the underlying audited GAAP equity, with the Company’s share of undistributed earnings and losses included in change in General Account net unrealized capital gains (losses) which is credited or charged directly to surplus. The Company generally recognizes its share of the investee’s earnings on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period. Dividends or distributions received are recognized to the extent they are not in excess of undistributed accumulated earnings. Dividend and distributions in excess of undistributed accumulated earnings are recorded as a reduction to the carrying value of the investment. The Company also periodically evaluates the partnerships’ unrealized losses for recoverability. In addition to the partnerships performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates these investments for impairment. The Company considers financial and other information provided by such entities, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred.
•
Debt securities that do not qualify as bonds are carried at lower of amortized cost or fair value with changes in measurement recorded as unrealized gains or losses.

Derivatives

The Company may be exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency exchange rate risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter (“OTC”) market. All of the Company’s derivatives are bilateral contracts between two counterparties (“OTC-bilateral”). The Company uses swaps and forwards to manage risks that may include interest rate risk, foreign currency exchange rate risk, credit risk and equity market risk. Derivative hedges are designed to reduce risk on an economic basis while considering their impact on accounting results and statutory capital. To a lesser extent, the Company may use credit derivatives to synthetically replicate investment risks and returns which are not readily available in the cash market (referred to herein as Replication Synthetic Asset Transactions (“RSATs”)).

MA SAP restricts the Company’s use of derivatives to: (i) hedging activities intended to offset changes in the estimated fair value of assets held, obligations and anticipated transactions; (ii) income generation transactions to generate additional income or return on covering assets; and (iii) RSATs to reproduce the investment characteristics of otherwise permissible investments.

12

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

The Company is prohibited from using derivatives for speculation. OTC derivatives are carried on the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus either as derivative assets or derivative liabilities.

The Company does not offset the values recognized for derivatives executed with the same counterparty under the same master netting agreement. This policy applies to the recognition of derivative assets and derivative liabilities in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

To qualify for hedge accounting under SSAP No. 86, Derivatives (“SSAP 86”), at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the estimated fair value of a recognized asset or liability (“fair value hedge”); or (ii) a hedge of the variability of cash flows to be received or paid related to a forecasted transaction or a recognized asset or liability (“cash flow hedge”). In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company may hold cash flow and estimated fair value derivatives that hedge various assets and liabilities including bonds and liability portfolios; the derivatives that hedge those assets and liabilities are valued in a manner consistent with the underlying hedged item, if the derivatives meet the criteria for highly effective hedges. Bonds that have an NAIC designation of 1 through 5 are carried at amortized cost; therefore, the derivatives hedging such bonds are also carried at amortized cost. Bonds that have an NAIC designation of 6 are carried at the lower of amortized cost or estimated fair value; therefore, the derivatives hedging such bonds are also carried at the lower of amortized cost or estimated fair value. Any hedged liabilities of the Company are carried at amortized cost; therefore, the derivatives hedging liabilities are also carried at amortized cost. Effective foreign currency swaps have a foreign currency adjustment reported in capital and surplus pursuant to SSAP 86 by using the same procedures as used to translate the hedged item.

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the Company removes the designation of the hedge.

When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative is carried at its estimated fair value with changes in estimated fair value reported in change in General Account net unrealized capital gains (losses).

Upon termination of a derivative that qualified for hedge accounting, the gain or loss is reflected as an adjustment to the basis of the hedged item and is recognized in income consistent with the hedged item. If the hedged item is sold, the gain or loss on the derivative is realized but is subject to the IMR.

To the extent the Company does not designate a derivative for hedge accounting, the derivative is carried at estimated fair value with changes in estimated fair value reported in change in General Account net unrealized capital gains (losses).

The Company carries RSATs at amortized cost. Upon termination of an RSAT, the gain or loss on the derivative is realized but is subject to the IMR.

Cash flows associated with purchases and sales of derivative instruments, including realized gains and losses and unrealized gains and losses are recognized in cash from investments. Cash flows associated with other income from derivative instruments are recognized in cash from operations.

Insurance Reserves and Annuity and Other Fund Reserves

Reserves for permanent plans of individual life insurance, universal life plans and certain term plans are computed on the Net Premium Method or Commissioners’ Reserve Valuation Method as appropriate. Reserves for individual annuity contracts are computed on the Net Level Premium Method, the Net Single Premium Method, Commissioners’ Annuity Reserve Valuation Method or VM‑21 as appropriate. Reserves for group annuity contracts are computed on the Net Single Premium Method or VM‑21 as appropriate. The reserves are based on mortality, morbidity and interest rate assumptions prescribed by Massachusetts Insurance Law. Such reserves are sufficient to provide for contractual surrender values.

13

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

Periodically, to reflect changes in circumstances or regulatory requirements, the Company may change the assumptions, methodologies or procedures used to calculate reserves. Primarily, the changes in methodologies and procedures, or changes in “valuation basis,” are recorded as direct adjustments to surplus cumulatively in the accounting year applied, whereas generally, changes in reserves, including certain actuarial assumptions, are reflected in net income.

Reserves for deposit-type contracts, which do not subject the reporting entity to any risks arising from policyholder mortality or morbidity, are equal to deposits received and interest credited to the benefit of contract holders, less fees and other charges assessed and surrenders or withdrawals that represent a return to the contract holders.

Dividends Due to Policyholders

Policyholder dividends are determined annually by the Company’s Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Asset Valuation Reserve and Interest Maintenance Reserve

The Company has established an AVR and IMR for the General Account and Separate Account investments, where required. An AVR is established for potential credit-related losses on applicable General Account and Separate Account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account and any Separate Accounts, not carried at estimated fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related Federal income tax. IMR amortization, as calculated under the Grouped Method as specified by MA SAP, is included in net investment income. Net realized capital gains (losses) are presented net of Federal income tax expense or benefit and IMR transfer.

Income

In general, premiums are recognized as income when due from policyholders under the terms of the insurance contract. Investment income is recognized as income when earned. The earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets.

Benefits and Expenses

Expenses, including policy acquisition costs and Federal income tax, are charged to operations as incurred. Amounts received as payment for and amounts representing return of policyholder balances relating to deposit-type contracts are not reported as income or benefits but are recorded directly to the liability for deposit-type contracts.

The Company accrues for policyholder dividends and accounts for them under various methods dependent upon the dividend type. Cash option dividends are recognized when earned and paid in cash on the policy anniversary date. Reduced annual premium option dividends earned on the policy anniversary date are credited against the next premium. Paid up additions option dividends earned on the policy anniversary date are applied to buy paid up insurance in the form of a single premium. Dividend accumulation option dividends are recognized when earned by policyholders, remain on deposit with the Company and earn interest. Terminal dividends are recognized when earned and paid at death or maturity of policy.

Foreign Currency Translation

The Company also holds investments denominated in foreign currencies, which are carried at the foreign exchange spot rate at the end of the year. Any increases or decreases in the carrying amount of the Company’s investments in investments denominated in foreign currencies due to changes in exchange rates between years are recorded as a change in General Account net unrealized capital gains (losses) which are credited or charged directly to surplus.

Separate Account Operations

Separate Accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to General Account claims only to the extent that the value of such assets exceeds the Separate Account liabilities. Investments (generally stated at estimated fair value) and liabilities of the Separate Accounts are reported separately as assets and liabilities. Investment income and realized and unrealized capital gains and losses on the investments of the Separate Accounts, accrue directly to contract holders and

14

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

accordingly, are not reflected in the Company’s Statutory Statements of Operations and Changes in Capital and Surplus and Cash Flow.

Income Tax

For the year ended December 31, 2022, the Company filed a stand-alone Federal income tax return. Beginning with the tax year ended December 31, 2023, Brighthouse and certain of its subsidiaries, including the Company (collectively the “Consolidating Companies”), file a consolidated return. In furtherance thereof, such parties joined a new tax sharing agreement, pursuant to which taxes are computed on a modified separate return basis with benefits for losses.

The future tax consequences of temporary differences between statutory financial reporting and tax basis of assets and liabilities are measured at the financial reporting dates and are recorded as DTA and deferred tax liabilities (“DTL”), subject to certain limitations. Changes in DTA and DTL, including changes attributable to changes in tax rates and changes in tax status, if any, are recognized as a separate component of gains and losses in unassigned surplus (deficit).

DTA are limited to: (i) the amount of Federal income tax paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with Internal Revenue Service (“IRS”) tax loss carryback provisions, not to exceed three years; (ii) an amount expected to be realized within the applicable period that is no greater than the applicable percentage of statutory capital and surplus as required to be shown on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus for the current reporting period’s statement, adjusted to exclude any net DTA, electronic data processing equipment and operating software and any net positive goodwill plus; (iii) the amount of remaining gross DTA that can be offset against existing gross DTL. Any remaining DTA are nonadmitted.

The realization of DTA depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that DTA will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

•
the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•
the jurisdiction in which the DTA was generated;
•
the length of time that carryforwards can be utilized in the various taxing jurisdictions;
•
future taxable income exclusive of reversing temporary differences and carryforwards;
•
future reversals of existing taxable temporary differences;
•
taxable income in prior carryback years; and
•
tax planning strategies.

The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on DTA significantly change or when receipt of new information indicates the need for an adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income taxes and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

The Company classifies interest and penalties as a component of income tax expense.

15

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

Related Party Transactions

A transaction between related parties involving the exchange of assets or liabilities is classified as either an economic transaction or a non-economic transaction. An economic transaction is defined as an arm’s-length transaction which results in the transfer of risks and rewards of ownership and represents a consummated act thereof, i.e., “permanence.” Non-economic transactions between the Company and a related party insurance entity are recorded at the lower of existing book values or estimated fair values at the date of the transaction. Non-economic transactions between the Company and related parties that are not insurance entities are recorded at the estimated fair value at the date of the transaction; however, to the extent that the transaction results in a gain, an offsetting unrealized capital loss and liability is recorded to defer any impact on surplus. Economic transactions between the Company and other related parties are recorded at estimated fair value at the date of the transaction. A transaction involving services between related parties is recorded at the amount charged and is generally subject to regulatory approval.

Note 2 — Fair Value Information

Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Estimated Fair Value of All Financial Instruments

Information related to the estimated fair value of financial instruments is shown below at December 31, (in millions):

	2025
	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3
Assets
Issuer credit obligations	$719	$800		$26	$690	$3
ABS	153	160		—	153	—
Preferred stocks	5	5		—	5	—
Mortgage loans	28	28		—	—	28
Cash, cash equivalents and short-term investments	33	33		33	—	—
Contract loans	479	402		—	45	434
Derivative assets (1)	7	8		—	7	—
Other invested assets	2	3		—	2	—
Investment income due and accrued	16	16		—	16	—
Separate Account assets	6,704	6,704		—	6,704	—
Total assets	$8,146	$8,159		$59	$7,622	$465
Liabilities
Investment contracts included in:
Liability for deposit-type contracts	$8	$8		$—	$—	$8
Payable for collateral received	7	7		—	7	—
Investment contracts included in Separate Account liabilities	2	2		—	2	—
Total liabilities	$17	$17		$—	$9	$8

16

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

	2024
	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3
Assets
Bonds	$725	$835		$26	$699	$—
Preferred stocks	—	—		—	—	—
Mortgage loans	29	32		—	—	29
Cash, cash equivalents and short-term investments	170	170		170	—	—
Contract loans	458	398		—	43	415
Derivative assets (1)	12	13		—	12	—
Other invested assets	1	2		—	1	—
Investment income due and accrued	13	13		—	13	—
Separate Account assets	6,631	6,631		—	6,631	—
Total assets	$8,039	$8,094		$196	$7,399	$444
Liabilities
Investment contracts included in:
Liability for deposit-type contracts	$9	$9		$—	$—	$9
Payable for collateral received	11	11		—	11	—
Investment contracts included in Separate Account liabilities	2	2		—	2	—
Total liabilities	$22	$22		$—	$13	$9
(1)
Classification of derivatives is based on each derivative’s positive (asset) or negative (liability) book/adjusted carrying value, which equals the net admitted assets and liabilities.

When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1 —
Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.
Level 2 —
Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.
Level 3 —
Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Determination of Estimated Fair Value

The Company defines estimated fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

In general, the estimated fair value of investments classified within Level 1 are based on quoted prices in active markets that are readily and regularly obtainable. These investments are the most liquid of the Company’s securities holdings and valuation of these securities does not involve management’s judgment. Investments classified within Level 3 use many of the same valuation

17

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

techniques and inputs as described in the Level 2 discussions. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency in the process to develop the valuation estimates generally causing such investments to be classified in Level 3.

Bonds, Cash, Cash Equivalents and Short-term Investments

For Level 1 assets, the estimated fair value is determined using quoted prices in active markets that are readily and regularly obtainable. Additionally, as the estimated fair value for cash approximates carrying value, due to the nature of cash, it is classified as Level 1.

For Level 2 assets, estimated fair values are determined using an income approach. The estimated fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark yields, spreads off benchmark yields, new issuances, issuer rating, trades of identical or comparable securities, and duration for Level 2 assets. Privately-placed securities are valued using additional key inputs: market yield curve, call provisions, observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer, and delta spread adjustments to reflect specific credit-related issues.

For Level 3 assets, estimated fair values are determined using a market approach. The estimated fair value is determined using matrix pricing or consensus pricing, with the primary inputs being quoted and offered prices.

Mortgage Loans

For mortgage loans, estimated fair value is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar mortgage loans. The estimated fair values for impaired mortgage loans are principally obtained by estimating the fair value of the underlying collateral using market standard appraisal and valuation methods. Mortgage loans valued using significant unobservable inputs are classified in Level 3.

Contract Loans

The estimated fair value for contract loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, using observable inputs and is classified as Level 2. For contract loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar contract loans determined based on the nature of the underlying insurance liabilities, using unobservable inputs and is classified in Level 3.

Derivatives

For OTC-bilateral derivatives and OTC-cleared derivatives classified as Level 2 assets or liabilities, estimated fair values are determined using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models which are based on market standard valuation methodologies and a variety of observable inputs.

The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.

Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company’s derivatives and could materially affect the net change in capital and surplus.

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company’s ability to consistently execute at such pricing levels is in part due to the netting agreements and

18

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

Other Invested Assets

The estimated fair value of other invested assets is determined using the methodologies as described in the above sections titled “Bonds, Cash, Cash Equivalents and Short-term Investments”, based on the nature of the investment. Excluded from the disclosure are those other invested assets that are not considered to be financial instruments subject to this disclosure including investments carried on the equity method.

Investment Income Due and Accrued

Due to the short-term nature of investment income due and accrued, the Company believes there is minimal risk of material changes in interest rates or the credit of the issuer such that estimated fair value approximates carrying value. These amounts are generally classified as Level 2.

Separate Account Assets and Investment Contracts Included in Separate Account Liabilities

For Separate Account assets classified as Level 2 assets, estimated fair values are determined using either a market or income approach. The estimated fair value is determined using third-party commercial pricing services, with the primary input being quoted securitization market price determined principally by independent pricing services using observable inputs or quoted prices or reported net asset value (“NAV”) provided by the fund managers.

Investment contracts included in Separate Account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts. The carrying value of these Separate Account liabilities, which represents an equivalent summary total of the Separate Account assets supporting these liabilities, approximates the estimated fair value. These investment contracts are classified as Level 2 to correspond with the Separate Account assets backing the investment contracts.

The difference between the estimated fair value of investment contracts included in Separate Account liabilities in the table above and the total recognized in the Statutory Statements of Assets, Liabilities, Surplus and Other Funds represents amounts due under contracts that are accounted for as insurance contracts.

Investment Contracts Included in Liability for Deposit-Type Contracts

The estimated fair value of investment contracts included in the liability for deposit-type contracts is estimated by discounting best estimate future cash flows based on assumptions that market participants would use in pricing such liabilities, with consideration of the Company’s non-performance risk (own-credit risk) not reflected in the fair value calculation. The assumptions used in estimating these fair values are based in part on unobservable inputs classified in Level 3.

Payable for Collateral Received

The estimated fair value of amounts payable for collateral received approximates carrying value as these obligations are short-term in nature. These amounts are generally classified in Level 2.

Assets and Liabilities Measured and Reported at Estimated Fair Value at Reporting Date

Hierarchy Table

The following tables provide information about financial assets and liabilities measured and reported at estimated fair value at December 31, (in millions):

	2025
	Fair Value Measurements at Reporting Date Using
	Level 1		Level 2	Level 3	Total
Assets
Bonds
ABS		$—		$1	$—	$1
Separate Account assets (2)	—		6,704		—	6,704
Total assets		$—		$6,705	$—	$6,705

19

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

	2024
	Fair Value Measurements at Reporting Date Using
	Level 1		Level 2	Level 3	Total
Assets
Derivative assets (1)
Foreign currency exchange rate		$—		$2	$—	$2
Separate Account assets (2)	—		6,631		—	6,631
Total assets		$—		$6,633	$—	$6,633

(1) Derivative assets presented in the table above represent only those derivatives that are carried at estimated fair value. Accordingly, the amounts above exclude derivatives carried at amortized cost, which include highly effective derivatives.

(2) Separate Account assets are subject to General Account claims only to the extent that the value of such assets exceeds the Separate Account liabilities. Investments (stated generally at estimated fair value) and liabilities of the Separate Accounts are reported separately as assets and liabilities.

See “Determination of Estimated Fair Value” above for a description of the valuation technique(s) and the inputs used in the estimated fair value measurement for assets and liabilities measured and reported at estimated fair value.

Note 3 — Investments

Bonds by Sector

The following table presents the book/adjusted carrying value, gross unrealized gains and losses and estimated fair value of bonds owned at December 31, (in millions):

	2025					2024
	Book/ Adjusted Carrying		Gross Unrealized		Estimated	Book/ Adjusted Carrying		Gross Unrealized		Estimated Fair
	Value	Gains	Losses	Fair Value	Value	Gains	Losses	Value
Bonds
U.S. corporate	$569		$3	$67	$505		$457	$—	$75	$382
U.S. government and agency	88		1	8	81		97	—	10	87
State and political subdivision	79		1	9	71		69	1	11	59
CMBS	75		—	4	71		71	—	7	64
Foreign corporate	64		—	1	63		74	—	3	71
RMBS	58		1	4	55		61	—	5	56
ABS	27	—		—	27	6	—		—	6
Total bonds	$960		$6	$93	$873		$835	$1	$111	$725
Preferred Stocks
Preferred	$5		$—	$—	$5		$—	$—	$—	$—

The Company held non-income producing bonds with a book/adjusted carrying value of $1 million at December 31, 2025. The Company held non-income producing bonds with a book/adjusted carrying value of less than $1 million at December 31, 2024.

20

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

Maturities of Bonds

The book/adjusted carrying value and estimated fair value of bonds, by contractual maturity, were as follows at December 31, 2025 (in millions):

	Book/Adjusted Carrying Value	Estimated Fair Value
Due in one year or less	$75	$75
Due after one year through five years	217	215
Due after five years through ten years	132	132
Due after ten years	376	298
Subtotal	800	720
Loan-backed securities	160	153
Total	$960	$873

Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Bonds not due at a single maturity date have been presented in the year of final contractual maturity. Loan-backed securities are shown separately, as they are not due at a single maturity.

Cash equivalents and short-term investments have contractual maturities of one year or less.

Continuous Gross Unrealized Losses for Bonds — By Sector

The following table presents the estimated fair value and gross unrealized losses of bonds in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous gross unrealized loss position at December 31, (in millions, except number of securities):

	2025							2024
	Less than 12 Months				Equal to or Greater than 12 Months			Less than 12 Months	Equal to or Greater than 12 Months
	Estimated Fair Value		Gross Unrealized Losses		Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
U.S. corporate		$36		$—		$335	$67	$14	$—	$350	$75
U.S. government and agency		—		—		25	8	51	1	25	9
State and political subdivision		3		—		49	9	7	1	43	10
CMBS		5		—		61	4	—	—	63	7
Foreign corporate		9		—		27	1	15	—	37	3
RMBS		1		—		14	4	5	—	14	5
ABS	—		—			2	—	—	—	5	—
Total bonds		$54		$—		$513	$93	$92	$2	$537	$109
Total number of securities in an unrealized loss position		20				194		26		214

Loan-backed Security Holdings — OTTI Losses

The Company did not impair any loan-backed securities to estimated fair value during the year ended December 31, 2025 and 2024 because of either (i) an intent to sell the security or (ii) the inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost.

21

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

At December 31, 2025, the loan-backed securities for which the Company recognized an OTTI loss during the year ended December 31, 2025, measured as the difference between amortized cost and estimated present value of projected future cash flows to be collected, were as follows (in whole dollars):

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI		Amortized Cost after OTTI		Estimated Fair Value at Time of OTTI	Date of Financial Statement Where Reported
	362256AC3	$1,014,136		$1,002,376		$11,760		$1,002,376	$1,002,376	9/30/2025
	362256AC3	$996,688		$959,659	37,029			$959,659	$959,659	12/31/2025
	Total					$48,789

The above amounts exclude securities that do not qualify for bond reporting under the new principles-based bond definition. At December 31, 2025, the estimated fair value and gross unrealized losses for these securities were $1 million and less than $1 million, respectively.

Evaluating Temporarily Impaired Bonds for OTTI

As more fully described in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its securities holdings in accordance with its OTTI policy in order to evaluate whether such investments are other than temporarily impaired. These securities were included in the Company’s OTTI review process. With respect to loan-backed securities in the bond portfolio, the Company performs scenario analyses. The scenarios attempt to project future delinquencies and principal losses. Based upon the Company’s current evaluation of its securities in an unrealized loss position in accordance with its impairment policy, and the Company’s current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other than temporarily impaired. Future impairments will depend primarily on economic fundamentals, issuer performance (including changes in estimated present value of projected future cash flows to be collected) and changes in credit ratings, collateral valuations, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, additional impairments may be incurred in upcoming periods.

Gross unrealized losses on bonds decreased $18 million during the year ended December 31, 2025 to $93 million from $111 million at December 31, 2024. The decrease in gross unrealized losses for the year ended December 31, 2025 was primarily attributable to decreasing interest rates and narrowing credit spreads.

Mortgage Loans

Mortgage Loans by Portfolio Segment

Mortgage loans are summarized as follows at December 31, (dollars in millions):

	2025			2024
	Amount		Percent	Amount	Percent
Agricultural		$24		86%	$28	88%
Commercial	4		14		4	12
Total mortgage loans, net		$28	100%		$32	100%

The Company had mortgage loan participations of $4 million at both December 31, 2025 and 2024.

Valuation Allowance by Portfolio Segment

At both December 31, 2025 and 2024, there were no valuation allowances on mortgage loans.

22

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

Geographic Diversification, Loan Origination and Interest Rate Changes

Mortgage loans are collateralized by real estate located in the United States and are diversified by geographic region. States where the associated real estate was located that were 5% or more of the Company’s total mortgage loans at December 31, 2025 were as follows:

State	Percent of Total Mortgage Loans
Florida	30%
California	29
Missouri	17
Illinois	10
Total	86%

Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate. From time to time, the Company may originate loans in excess of 75% of the purchase price of the underlying real estate, if underwriting risk is sufficiently within the Company’s standards. The Company did not originate any mortgage loans during the year ended December 31, 2025. The maximum percentage of any one loan to the value of the underlying real estate at the time of the origination and originated during the year ended December 31, 2024 was 49%.

The Company did not reduce interest rates on mortgage loans during the years ended December 31, 2025 and 2024.

Credit Quality of Agricultural Mortgage Loans

Information about the credit quality of agricultural mortgage loans is presented below at December 31, (dollars in millions):

	2025				2024
Loan-to-value ratios:	Recorded Investment		% of Total	Recorded Investment	% of Total
Less than 65%		$24		100%		$28	100%

Credit Quality of Commercial Mortgage Loans

Information about the credit quality of commercial mortgage loans is presented below at December 31, (dollars in millions):

	2025
	Recorded Investment
Loan-to-value ratios:	Debt-Service Coverage Ratio >1.20x		% of Total
Less than 65%		$2		54%
65% to 75%		—		—
76% to 80%		1		11
Greater than 80%	1		35
Total		$4	100%
	2024
	Recorded Investment
Loan-to-value ratios:	Debt-Service Coverage Ratio >1.20x		% of Total
Less than 65%		$2		54%
65% to 75%		—		—
76% to 80%		1		12
Greater than 80%	1		34
Total		$4	100%

23

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

Age Analysis and Nonaccrual Status of Mortgage Loans

The Company has a high quality, well performing, mortgage loan portfolio, with all mortgage loans classified as current at both December 31, 2025 and 2024. The Company defines delinquent mortgage loans, consistent with industry practice, when mortgage loans are past due as follows: commercial mortgage loans — 60 days and agricultural mortgage loans — 90 days. The Company had no mortgage loans past due and no mortgage loans in nonaccrual status at either December 31, 2025 or 2024.

Impaired Mortgage Loans

The Company had no impaired mortgage loans at either December 31, 2025 or 2024.

Mortgage Loans Modified in a Troubled Debt Restructuring

The Company had no mortgage loans modified in a troubled debt restructuring during the years ended December 31, 2025, or 2024.

Concentrations of Credit Risk

The following table presents the book/adjusted carrying value of investments in any counterparty that were greater than 10% of surplus at December 31, (in millions):

	2025		2024
U.S government and agency securities		$88		$204
Total		$88		$204

Restricted Assets and Assets Held Under MODCO or Funds Withheld Reinsurance Agreements

The table below provides a summary of restricted assets and assets held under MODCO or funds withheld reinsurance agreements at book/adjusted carrying value at December 31, (dollars in millions):

	2025				2024
	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets
State deposits	$3		0.0%	0.0%	$3		0.0%	0.0%
Collateral assets received and on balance sheet	7	0.1		0.1	11		0.1	0.1
Assets held under modified coinsurance (“MODCO”) reinsurance agreements (1)	1,452	17.6		17.6	1,530	18.6		18.7
Assets held under funds withheld (“FWH”) reinsurance agreements	41	0.5		0.5	55	0.7			0.7
Total pledged and restricted assets	$1,503	18.2%		18.2%	$1,599	19.4%			19.5%
(1)
As of December 31, 2025 and 2024, assets held under MODCO reinsurance agreements included $1,452 million and $1,530 million, all of which were in the Separate Accounts.

Derivatives

Types of Derivatives

The table below provides a summary of the notional amount, book/adjusted carrying value, estimated fair value and primary underlying risk exposure by type of derivative held at December 31, (in millions):

		2025					2024
Primary Underlying Risk Exposure	Instrument Type	Notional Amount		Book/ Adjusted Carrying Value	Estimated Fair Value	Notional Amount	Book/ Adjusted Carrying Value		Estimated Fair Value
Foreign currency exchange rate	Foreign currency swaps		$45		$8	$7		$56		$13	$12

24

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

Foreign Currency Exchange Rate Derivatives

The Company uses foreign currency swaps to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.

In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party.

Hedging

Cash Flow Hedges

The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets as cash flow hedges when they have met the effectiveness requirements of SSAP 86.

All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.

For the years ended December 31, 2025, 2024, and 2023 there were no gains (losses) related to cash flow derivatives that no longer qualify for hedge accounting or for which the Company removed the hedge designation.

In certain instances, the Company may discontinue cash flow hedge accounting because it is no longer probable that the original forecasted transactions will occur by the end of the originally specified time period or within two months of the anticipated date. For the years ended December 31, 2025, 2024, and 2023 there were no gains (losses) related to such discontinued cash flow hedges.

There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2025, 2024, and 2023.

Non-qualifying Derivatives

The Company enters into the following derivatives that do not qualify for hedge accounting under SSAP 86: foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates.

Off-Balance Sheet Risk and Credit Risk

The table below summarizes the notional amount of the Company’s financial instruments (derivatives that are designated as effective hedging instruments and derivatives used in replications) with off-balance sheet credit risk at December 31, (in millions):

	Asset
	2025		2024
Foreign currency swaps		$10		$8

The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company’s derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company’s OTC-bilateral derivative transactions are governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set-off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. All of the Company’s ISDA Master Agreements also include Credit Support Annex provisions which may require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

25

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

The Company’s OTC-cleared derivatives are effected through central clearing counterparties. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by clearing brokers or central clearing counterparties to such derivatives.

Off-balance sheet credit exposure is the excess of positive estimated fair value over positive book/adjusted carrying value for the Company’s highly effective hedges and derivatives used in replications at the reporting date. All collateral received from counterparties to mitigate credit-related losses is deemed worthless for the purpose of calculating the Company’s off-balance sheet credit exposure. The off-balance sheet credit exposure of the Company’s swaps was less than $1 million for each of the years ended December 31, 2025 and 2024.

The estimated fair value of collateral consisting of various securities received by the Company on its OTC-bilateral derivatives as variation margin was $1 million for each of the years ended December 31, 2025 and 2024.

The Company enters into various collateral arrangements, which may require both the pledging and accepting of collateral in connection with its derivatives. The Company did not pledge any collateral in connection with its OTC derivatives at December 31, 2025 and 2024.

The table below summarizes the collateral received by the Company in connection with its OTC derivatives as of December 31, (in millions):

	Cash (1)			Securities (2)			Total
	2025		2024	2025	2024	2025		2024
Variation Margin:
OTC-bilateral		$7		$11	$1		$1		$8	$12
(1)
Cash collateral received is reported in cash, cash equivalents and short-term investments and the obligation to return the collateral is reported in aggregate write-ins for liabilities as cash collateral received on derivatives.
(2)
Securities collateral received is held in separate custodial accounts and is not reflected in the financial statements.

The Company’s collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that party reaches a minimum transfer amount. Certain of these arrangements also include credit-contingent provisions that include a threshold above which collateral must be posted. Such agreements provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company or the counterparty. In addition, the Company’s netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade credit rating from each of Moody’s and S&P. If a party’s credit ratings were to fall below that specific investment grade credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party’s reasonable valuation of the derivatives.

Net Investment Income

The components of net investment income for the years ended December 31, were as follows (in millions):

	2025	2024	2023
Bonds	$35	$32		$35
Mortgage loans	1	1		2
Cash, cash equivalents and short-term investments	5	6		4
Contract loans	23	22		22
Derivatives	—	1		1
Other	3	1		—
Gross investment income	67	63		64
Less: investment expenses	3	3		3
Net investment income, before IMR amortization	64	60		61
IMR amortization	—	—		1
Net investment income	$64	$60		$62

26

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

Net Realized Capital Gains (Losses), Net of Federal Income Tax and Interest Maintenance Reserve Transfer

Net realized capital gains (losses) on investments and derivatives for the years ended December 31, were as follows (in millions):

2025	2024	2023
Bonds	$(2)	$(4)	$(11)
Derivatives	2	—	1
Net realized capital gains (losses), before Federal income tax	—	(4)	(10)
Less: Federal income tax expense (benefit)	—	—	(2)
Net realized capital gains (losses), before IMR transfer	—	(4)	(8)
IMR transfer, net of Federal income tax expense (benefit) of less than $1 million, less than $1 million, and $2 million, respectively	—	(2)	(9)
Net realized capital gains (losses), net of Federal income tax and IMR transfer	$—	$(2)	$1

Proceeds from Sales and Disposals and Realized Capital Gains (Losses) on Bonds

Proceeds from sales or disposals of bonds, the related gross realized capital gains (losses) on bonds, which are generally determined on a specific identification basis, and the related foreign exchange capital gains (losses) on bonds were as follows for the years ended December 31, (in millions):

	2025	2024	2023
Proceeds from sales and disposals		$59	$63	$94
Gross realized capital gains on sales		$—	$—	$—
Gross realized capital losses on sales		$(1)	$(2)	$(11)
Foreign exchange capital losses on sales		$(1)	$—	$—
OTTI losses — bonds		$—	$(2)	$—

Prepayment Penalty and Acceleration Fees

The Company had securities sold, redeemed or otherwise disposed of as a result of a callable feature. The number of securities sold, disposed or otherwise redeemed and the aggregate amount of investment income generated as a result of a prepayment penalty and/or acceleration fee were as follows for the years ended December 31, (in millions, except number of securities):

	2025		2024	2023
Number of CUSIPs		2		3	—
Aggregate Amount of Investment Income (1)		$—		$—	$—
(1)
Aggregate Amount of Investment Income for the years ended December 31, 2025, December 31, 2024 and December 31, 2023 were less than $1 million, less than $1 million and $0, respectively.

Interest Income Due and Accrued

The gross, nonadmitted amounts for interest income due and accrued as of December 31, 2025 were as follows (in millions):

Interest Income Due and Accrued:
1 Gross	$16
2 Nonadmitted	—
3 Admitted	$16

As of December 31, 2025, the Company had aggregate deferred interest of $0.

As of December 31, 2025, the Company had cumulative amounts of paid-in-kind (“PIK”) interest included in the current principal balance of $0.

27

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

Note 4 — Related Party Information

Service Agreements

The Company is a party to service agreements with its affiliates, including, but not limited to, Brighthouse Services, LLC (“Brighthouse Services”), that provide for a broad range of services to be rendered and facilities and equipment to be provided. Services, facilities and equipment are requested by the recipient as deemed necessary for its operations. These agreements involve cost allocation arrangements, under which the recipient pays the provider for all expenses, direct and indirect, reasonably and equitably determined to be attributable to the services, facilities and equipment provided. There are also a number of other service arrangements with affiliates pursuant to which the provider, at the request of the recipient, renders specified services for a stated fee. Income and expenses under these agreements are reflected in other income (loss) and insurance expenses and taxes (other than Federal income and capital gains taxes), respectively, on the Statutory Statements of Operations and Changes in Capital and Surplus.

Reinsurance Agreements

The Company has reinsurance agreements with Brighthouse Life Insurance Company (“Brighthouse Insurance”) and Brighthouse Reinsurance Company of Delaware (“BRCD”), both of which are related parties.

Information regarding the significant effects of ceded related party reinsurance included in the Statutory Statements of Operations and Changes in Capital and Surplus was as follows for the years ended December 31, (in millions):

	2025	2024	2023
Premiums and annuity considerations		$(9)	$(10)	$(11)
Reserve adjustments on reinsurance ceded		$(286)	$(435)	$(301)
Benefits payments		$(299)	$(448)	$(341)
Changes to reserves, deposit funds and other policy liabilities		$32	$105	$(170)

Information regarding the significant effects of ceded related party reinsurance included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus was as follows at December 31, (in millions):

	2025	2024
Reserves for life and health insurance, annuities and deposit-type contracts		$(541)	$(572)
Funds held under reinsurance treaties		$19	$24

The Company ceded a block of business to BRCD, on a 90% coinsurance with funds withheld basis. This agreement covers certain term policies issued by the Company in 2007 and 2008. Ceded aggregate reserves related to this business were $39 million and $48 million at December 31, 2025 and 2024, respectively; the Company recorded a funds withheld liability of $19 million and $24 million at December 31, 2025 and 2024, respectively; ceded premiums related to this business were $1 million for each of the years ended December 31, 2025, 2024 and 2023 and pre-tax income (loss) was ($9) million for the year ended December 31, 2025, ($8) million for the year ended December 31, 2024, and ($4) million for the year ended December 31, 2023.

The Company ceded certain variable annuities, including guaranteed minimum benefits, to Brighthouse Insurance. Financial impacts recorded by the Company for this business were aggregate ceded reserves of $332 million and $351 million at December 31, 2025 and 2024, respectively; ceded premiums of $2 million, $3 million, and $2 million for the years ended December 31, 2025, 2024, and 2023, respectively; ceded reserve adjustments on reinsurance of $286 million, $435 million, and $301 million for the years ended December 31, 2025, 2024, and 2023, respectively; and ceded benefits of $280 million, $435 million, and $318 million for the years ended December 31, 2025, 2024, and 2023, respectively.

The Company ceded 100% of its share of the liabilities for certain guaranteed benefits riders to Brighthouse Insurance. The Company’s aggregate ceded reserves related to this business were $169 million and $172 million at December 31, 2025 and 2024, respectively; and ceded premiums were $6 million, $6 million, and $7 million for the years ended December 31, 2025, 2024 and 2023, respectively.

28

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

Deferred Gains on Related Party Reinsurance Agreements

The Company has entered into reinsurance agreements to cede in-force business to related parties. These agreements may result in deferred gains on reinsurance, net of income tax, which is recorded in unassigned surplus (deficit). The change in deferred gains on reinsurance is recognized as an adjustment to surplus and is reflected in change in surplus as a result of reinsurance. The rollforward of deferred gains on related party reinsurance agreements was as follows at December 31, (in millions):

	2025	2024
Balance at beginning of year		$68	$71
Capitalization of deferred gain on reinsurance		(3)	(3)
Amortization of deferred gains on reinsurance	—		—
Balance at end of year		$65	$68

Investments

The Company did not report any investments in an insurance subsidiary, controlled and affiliated (“SCA”), for which the statutory capital and surplus reflects a departure from the NAIC statutory accounting practices and procedures during the year ended December 31, 2025.

Other

The Company has entered into a Limited Liability Company Agreement (the “Agreement”) with Brighthouse Investments Advisers, LLC and several other affiliates that are also members of Brighthouse Advisers. Among other things, the Agreement sets forth provisions for the allocation of income and losses to the members of Brighthouse Advisers, including the Company.

The Company has receivables and payables with affiliates for services necessary to conduct its business. Amounts admitted are expected to be settled within 90 days. Receivables from affiliates, included in other assets, totaled $3 million at both December 31, 2025 and 2024. Payables to affiliates, included in other liabilities, totaled $6 million at both December 31, 2025 and 2024.

Note 5 — Premium and Annuity Considerations Deferred and Uncollected

Premium and annuity considerations deferred and uncollected at December 31, were as follows (in millions):

	2025				2024
Type	Gross		Net of Loading		Gross	Net of Loading
Ordinary renewal		$8		$7		$16	$12

Note 6 — Reinsurance and Other Insurance Transactions

The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $5 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company also reinsures portions of certain level premium term life policies to BRCD. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

For its individual annuity business, the Company reinsures to Brighthouse Insurance, 100% of certain variable annuity risks or 100% of the living and death benefit guarantees issued in connection with certain variable annuities. Under the benefit guarantee reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.

29

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company’s results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

The Company reinsures its business through a diversified group of highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers and monitors ratings and the financial strength of its reinsurers. In addition, the reinsurance recoverable balance due from each reinsurer and the recoverability of such balance is evaluated as part of this overall monitoring process. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, and funds withheld accounts. No single unrelated reinsurer has a material obligation to the Company nor is the Company’s business substantially dependent upon any reinsurance agreement. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

The financial statements include the impact of reinsurance. Information regarding the significant effects of related and unrelated reinsurance included in the Statutory Statements of Operations and Changes in Capital and Surplus was as follows for the years ended December 31, (in millions):

	2025	2024	2023
Premiums and annuity considerations	$(34)		$(38)	$(49)
Reserve adjustments on reinsurance ceded	$(286)		$(435)	$(301)
Benefits payments	$(325)		$(480)	$(380)
Changes to reserves, deposit funds and other policy liabilities	$47		$131	$(143)

Information regarding the significant effects of related and unrelated reinsurance included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus was as follows at December 31, (in millions):

	2025		2024
Reserves for life and health insurance, annuities and deposit-type contracts	$(736)			$(795)
Funds held under reinsurance treaties		$41		$55

The Company has ceded reinsurance to related and unrelated companies that are unauthorized, or not accredited to write reinsurance agreements in the domiciliary state of the Company. The unauthorized reinsurance liability is calculated to record a liability for reserve credits taken that are not fully collateralized by each unauthorized reinsurance company. The unauthorized companies provide collateral to the Company to support the ceded liabilities. The collateral provided includes trust agreements and funds held under reinsurance treaties. There was no unauthorized liability balance for the Company at both December 31, 2025, and 2024. Assets held in trust for reinsurance agreements totaled $40 million and $38 million at December 31, 2025, and 2024, respectively. Funds held under reinsurance treaties totaled $19 million and $24 million at December 31, 2025, and 2024, respectively.

Deferred Gains on Reinsurance Agreements

The Company has entered into reinsurance agreements to cede in-force business to reinsurers. These agreements may result in deferred gains on reinsurance, net of income tax, which is recorded in unassigned surplus (deficit). The change in deferred gains on reinsurance is recognized as an adjustment to surplus and is reflected in change in surplus as a result of reinsurance. The rollforward of deferred gains on reinsurance agreements is as follows at December 31, (in millions):

	2025		2024
Balance at beginning of year		$68		$71
Capitalization of deferred gain on reinsurance		—		—
Amortization of deferred gains on reinsurance	(3)		(3)
Balance at end of year		$65		$68

30

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

Note 7 — Reserves for Life Contracts and Deposit-Type Contracts

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Reserves amounting to less than $1 million at both December 31, 2025 and 2024, are held for surrender values in excess of the legally computed reserves.

The method employed in the valuation of substandard policies is identical to the method employed in the valuation of standard policies; a mean reserve method is used, but for substandard policies, the mean reserves are based on appropriate multiples of standard rates of mortality.

At December 31, 2025 and 2024, the Company had $268 million and $446 million, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Division. Direct reserves to cover the above insurance totaled $1 million at both December 31, 2025 and 2024.

The tabular interest has been determined by formula as described in the NAIC instructions for all traditional product types. For universal life, variable universal life, and flexible premium annuity products, accrued interest credited to the fund balances was used in the calculations of tabular interest.

For the determination of tabular interest on funds not involving life contingencies for each valuation rate of interest, the tabular interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation period.

The general nature of other reserve changes are items that include reserves established as a result of asset adequacy analysis, reserves for secondary guarantees on universal life policies and General Account reserves held for variable annuity guaranteed minimum death benefits and for variable annuity guaranteed living benefits.

The details for other changes at December 31, 2025 are as follows (in millions):

			Ordinary
Item	Total	Life Insurance	Individual Annuities
AG43 standard scenario excess		$—	$—	$—
Increase in Miscellaneous Annuity Reserves		—	—	—
Increase in VM‑21 Stochastic Reserve		(14)	—	(14)
For excess of valuation net premiums over corresponding gross premiums		(1)	(1)	—
For surrender values in excess otherwise required and carried in this schedule		—	—	—
Guaranteed minimum death benefits		(2)	(2)	—
Reinsurance ceded	14		—	14
Total		$(3)	$(3)	$—

Note 8 — Participating Business

Direct premiums on participating policies in the amount of $9 million, $10 million, and $10 million represented approximately 8%, 9%, and 8% of the Company’s direct premiums for the years ended December 31, 2025, 2024, and 2023, respectively.

The amount of incurred policyholder dividends in 2025, 2024, and 2023 as reported in dividends to policyholders, was $3 million, $2 million, and $3 million, respectively. This is equal to the sum of the dividends paid during the year, the change in the amount of dividends due and unpaid, and the change in provision for dividends payable in the following year.

Note 9 — Accident and Health (“A&H”) Policy and Claim Liabilities

A&H claim reserves represent the estimated value of the future payments for benefits (losses) and loss adjustment expenses for all incurred claims, whether reported or not. Where applicable, the reserves are adjusted for contingencies and discounted with interest.

31

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts.

Claim reserves for individual disability policies are discounted using either the 1985 Commissioners Individual Disability Table A (85CIDA) or the 2013 Individual Disability Income Valuation Table (2013 IDIVT). Valuation interest rates depend on the year of disablement. Valuation interest rates range from 3.50% to 6.33% and 3.00% to 3.50% for 85CIDA and 2013 IDIVT, respectively.

Claim reserves for products with short-term liabilities (i.e., dental, short-term disability, accidental death and dismemberment and similar products) are set using current claim completion factors, loss ratio factors and include a provision for uncertainty.

All claim reserves include an expense load to cover future loss adjustment expenses.

Activity for the years ended December 31, in the liability for unpaid accident and health and disability policy and contract claims, included in reserves for life and health insurance and annuities and other policy liabilities, is summarized as follows (in millions):

	2025	2024
Balance at January 1	$3	$4
Incurred related to:
Current year	1	—
Prior years	—	—
Total incurred	1	—
Paid related to:
Current year	—	—
Prior years	(1)	(1)
Total paid	(1)	(1)
Balance at December 31	$3	$3

As a result of changes in estimates of insured events in prior years, the provision for claims decreased by less than $1 million in both in 2025 and 2024. The changes in 2025 and 2024, respectively, were generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Note 10 — Analysis of Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuities

Withdrawal characteristics of annuity actuarial reserves, deposit-type contracts and other liabilities without life or disability contingencies at December 31, were as follows (dollars in millions):

Individual Annuities:	2025
	General Account	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$—		$—	$—	—%
At fair value	—		2,500	2,500	90.9
Total with market value adjustment or at fair value	—		2,500	2,500	90.9
At book value without adjustment	138		—	138	5.0
Not subject to discretionary withdrawal:	95		17	112	4.1
Total (gross)	233		2,517	2,750	100.0%
Reinsurance ceded	(134)		—	(134)
Total (net)	$99		$2,517	$2,616

32

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

	2024
	General Account	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$—		$—	$—	—%
At fair value	—		2,665	2,665	90.9
Total with market value adjustment or at fair value	—		2,665	2,665	90.9
At book value without adjustment	165		—	165	5.6
Not subject to discretionary withdrawal:	86		17	103	3.5
Total (gross)	251		2,682	2,933	100.0%
Reinsurance ceded	(141)		—	(141)
Total (net)	$110		$2,682	$2,792

Withdrawal characteristics of group annuity actuarial reserves at both December 31, 2025 and 2024 were less than $1 million.

Deposit-Type Contracts:	2025
	General Account	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$—		$—	$—	—%
At fair value	—		—	—	—
Total with market value adjustment or at fair value	—		—	—	—
At book value without adjustment	81		—	81	90.0
Not subject to discretionary withdrawal:	7		2	9	10.0
Total (gross)	88		2	90	100.0%
Reinsurance ceded	(80)		—	(80)
Total (net)	$8		$2	$10

33

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

	2024
	General Account	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$—		$—	$—	—%
At fair value	—		—	—	—
Total with market value adjustment or at fair value	—		—	—	—
At book value without adjustment	90		—	90	89.6
Not subject to discretionary withdrawal:	9		2	11	10.4
Total (gross)	99		2	101	100.0%
Reinsurance ceded	(90)		—	(90)
Total (net)	$9		$2	$11

Annuity actuarial reserves, deposit-type contract funds and other liabilities without life or disability contingencies at December 31, were as follows (in millions):

	2025	2024
General Account:
Annuities (excluding supplementary contracts with life contingencies)	$57	$69
Supplementary contracts with life contingencies	42	41
Deposit-type contracts	8	9
Subtotal	107	119
Separate Account:
Annuities (excluding supplementary contracts)	2,500	2,665
Supplementary contracts with life contingencies	17	17
Other contract deposit funds	2	2
Total	$2,626	$2,803

34

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

Life

Withdrawal characteristics of life actuarial reserves were as follows at December 31, were as follows (dollars in millions):

	2025
	General Account				Separate Account — Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal:
Term policies with cash value	$—	$—		$—	$—	$—	$—
Universal life	17	18		18	—	—	—
Universal life with secondary guarantees	—	—		—	—	—	—
Indexed universal life	—	—		—	—	—	—
Indexed universal life with secondary guarantees	—	—		—	—	—	—
Indexed life	—	—		—	—	—	—
Other permanent cash value life	—	216		234	—	—	—
Variable life	—	—		—	—	—	—
Variable universal life	535	535		582	4,181	4,181	4,182
Miscellaneous reserves	—	—		—	—	—	—
Not subject to discretionary withdrawal:
Term policies without cash value	XXX	XXX		128	XXX	XXX	—
Accidental death benefits	XXX	XXX		—	XXX	XXX	—
Disability — active lives	XXX	XXX		1	XXX	XXX	—
Disability — disabled lives	XXX	XXX		5	XXX	XXX	—
Miscellaneous reserves	XXX	XXX		34	XXX	XXX	—
Total (gross: direct + assumed)	552	769		1,002	4,181	4,181	4,182
Reinsurance ceded	—	—		140	—	—	—
Total (Net)	$552	$769		$862	$4,181	$4,181	$4,182
	2024
	General Account				Separate Account — Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal:
Term policies with cash value	$—	$—		$—	$—	$—	$—
Universal life	17	18		18	—	—	—
Universal life with secondary guarantees	—	—		—	—	—	—
Indexed universal life	—	—		—	—	—	—
Indexed universal life with secondary guarantees	—	—		—	—	—	—
Indexed life	—	—		—	—	—	—
Other permanent cash value life	221	221		240	—	—	—
Variable life	—	—		—	—	—	—
Variable universal life	545	545		589	3,943	3,943	3,943
Miscellaneous reserves	—	—		—	—	—	—
Not subject to discretionary withdrawal:
Term policies without cash value	XXX	XXX		159	XXX	XXX	—
Accidental death benefits	XXX	XXX		—	XXX	XXX	—
Disability — active lives	XXX	XXX		1	XXX	XXX	—
Disability — disabled lives	XXX	XXX		5	XXX	XXX	—
Miscellaneous reserves	XXX	XXX		37	XXX	XXX	—
Total (gross: direct + assumed)	783	784		1,049	3,943	3,943	3,943
Reinsurance ceded	—	—		165	—	—	—
Total (Net)	$783	$784		$884	$3,943	$3,943	$3,943

35

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

Life actuarial reserves at December 31, were as follows (in millions):

	2025	2024
General Account:
Life insurance	$822	$841
Accidental death benefits	—	—
Active lives	1	1
Disability — disabled lives	5	5
Miscellaneous reserves	34	37
Subtotal	862	884
Separate Account:
Life insurance	4,182	3,943
Accident and health contracts	—	—
Miscellaneous reserves	—	—
Total	$5,044	$4,827

Note 11 — Separate Accounts

The Company utilizes Separate Accounts to support and record segregated assets and liabilities related to ordinary life insurance, ordinary individual annuity and supplemental contracts, group life insurance and group annuity products. Separate Account assets and liabilities represent segregated funds which are administered for pensions and other clients. At December 31, 2025 and 2024, the Company’s Separate Account assets that are legally insulated from the General Account claims were $6,704 million and $6,631 million, respectively. The assets consist of common stocks (mutual and hedge funds). The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with market value changes are generally borne by the policyholders, except to the extent of the minimum guarantees made by the Company with respect to certain accounts. The assets of these accounts are carried at estimated fair value.

	Nonguaranteed Separate Accounts (in millions)
	2025	2024	2023
Premiums, considerations or deposits	$75	$78		$85
Reserves at December 31
For accounts with assets at:
Fair value	$6,701	$6,627		$6,577
Amortized cost	—	—		—
Total reserves	$6,701	$6,627		$6,577
By withdrawal characteristics:
At fair value	$6,682	$6,608		$6,559
Not subject to discretionary withdrawal	19	19		18
Total reserves	$6,701	$6,627		$6,577

Reconciliation of net transfers to/from Separate Accounts of the Company for the years ended December 31, were as follows (in millions):

	2025	2024	2023
Transfers to Separate Accounts		$75	$78	$85
Transfers from Separate Accounts	(793)		(837)	(615)
Net transfers to (from) Separate Accounts		(718)	(759)	(530)
Reconciling difference	—		—	—
Transfers as reported in the statements of operations of the General Account		$(718)	$(759)	$(530)

36

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

Note 12 — Federal Income Tax

The Company’s Federal income tax return is consolidated with the following entities:

Brighthouse Financial Inc

Brighthouse Holdings LLC

Brighthouse Securities LLC

Brighthouse Services LLC

Brighthouse Assignment Company

Brighthouse Life Insurance Company

Brighthouse Life Insurance Company of NY

Brighthouse Reinsurance Company of Delaware

Federal income tax expense has been calculated in accordance with the provisions of the Code.

The components of net DTA and DTL consisted of the following, at December 31, (in millions):

	2025				2024
	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$50	$3		$53	$53	$4	$57
Less: Statutory valuation allowance adjustments	—	—		—	—	—	—
Adjusted gross DTA	50	3		53	53	4	57
Less: DTA nonadmitted	31	3		34	30	4	34
Subtotal net admitted DTA	19	—		19	23	—	23
Less: DTL	4	—		4	7	—	7
Net admitted DTA/(Net DTL)	$15	$—		$15	$16	$—	$16
Change
Ordinary	Capital	Total
Gross DTA	$(3)	$(1)	$(4)
Less: Statutory valuation allowance adjustments	—	—	—
Adjusted gross DTA	(3)	(1)	(4)
Less: DTA nonadmitted	1	(1)	—
Subtotal net admitted DTA	(4)	—	(4)
Less: DTL	(3)	—	(3)
Net admitted DTA/(Net DTL)	$(1)	$—	$(1)

37

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

The amount of each result or component of the calculation for SSAP No. 101 — Income Taxes, (“SSAP 101”) at December 31, (in millions):

	2025					2024
	Ordinary		Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks		$—		$—	$—	$—		$—	$—
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below)		15		—	15	16		—	16
1. Adjusted gross DTA expected to be realized following the balance sheet date		15		—	15	16		—	16
2. Adjusted gross DTA allowed per limitation threshold		XXX		XXX	36	XXX		XXX	28
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	4		—		4	7	—		7
DTA admitted as the result of application of SSAP 101 total		$19		$—	$19	$23		$—	$23
	Change
	Ordinary		Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks		$—		$—	$—
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below)		(1)		—	(1)
1. Adjusted gross DTA expected to be realized following the balance sheet date		(1)		—	(1)
2. Adjusted gross DTA allowed per limitation threshold		XXX		XXX	8
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	(3)		—		(3)
DTA admitted as the result of application of SSAP 101 total		$(4)		$—	$(4)

38

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

	December 31, 2025	December 31, 2024
RBC percentage used to determine recovery period and threshold limitation amount		2217%	1748%
Amount of total adjusted capital used to determine recovery period and threshold limitation		$248	$200

Management believes the Company will be able to utilize the DTA in the future without any tax planning strategies.

The Company’s tax planning strategies do not include the use of reinsurance.

All DTL were recognized as of December 31, 2025 and 2024.

Current income tax incurred (benefit) for the years ended December 31, consisted of the following major components (in millions):

	2025	2024	2023
1. Current Income Tax
(a) Federal	$7	$4		$7
(b) Foreign	—	—		—
(c) Subtotal (1a+1b)	7	4		7
(d) Federal income tax on net capital gains	—	—		(2)
(e) Utilization of capital loss carry-forwards	—	—		—
(f) Other	—	—		—
(g) Federal and foreign income taxes incurred (1c+1d+1e+1f)	$7	$4		$5

39

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

The changes in the main components of deferred income tax amounts were as follows (in millions):

	2025	2024	Change
2. Deferred Tax Assets
(a) Ordinary:
(1) Discounting of unpaid losses	$—	$—		$—
(2) Unearned premium reserve	—	—		—
(3) Policyholder reserves	5	7		(2)
(4) Investments	—	—		—
(5) Deferred acquisition costs	—	—		—
(6) Policyholder dividends accrual	—	—		—
(7) Fixed assets	—	—		—
(8) Compensation and benefits accrual	27	28		(1)
(9) Pension accrual	—	—		—
(10) Receivables — nonadmitted	—	—		—
(11) Net operating loss carryforward	—	—		—
(12) Tax credit carryforwards	2	2		—
(13) Other	16	16		—
(99) Subtotal (sum of 2a1 through 2a13)	50	53		(3)
(b) Statutory valuation allowance adjustment	—	—		—
(c) Nonadmitted	31	30		1
(d) Admitted ordinary DTA (2a99‑2b‑2c)	19	23		(4)
(e) Capital:
(1) Investments	3	4		(1)
(2) Net capital loss carryforward	—	—		—
(3) Real estate	—	—		—
(4) Other	—	—		—
(99) Subtotal (2e1+2e2+2e3+2e4)	3	4		(1)
(f) Statutory valuation allowance adjustment	—	—		—
(g) Nonadmitted	3	4		(1)
(h) Admitted capital DTA (2e99‑2f‑2g)	—	—		—
(i) Admitted DTA (2d+2h)	$19	$23		$(4)
3. Deferred Tax Liabilities
(a) Ordinary:
(1) Investments	$1	$3		$(2)
(2) Fixed assets	—	—		—
(3) Deferred and uncollected premiums	1	2		(1)
(4) Policyholder reserves	—	1		(1)
(5) Other	2	1		1
(99) Subtotal (3a1+3a2+3a3+3a4+3a5)	4	7		(3)
(b) Capital:
(1) Investments	—	—		—
(2) Real estate	—	—		—
(3) Other	—	—		—
(99) Subtotal (3b1+3b2+3b3)	—	—		—
(c) Deferred tax liabilities (3a99+3b99)	$4	$7		$(3)
4. Net deferred tax assets/liabilities (2i‑3c)	$15	$16		$(1)
Change in nonadmitted DTA				(1)
Tax effect of unrealized gains (losses)				—
Additional minimum pension liability				1
Change in net DTA				$(1)

40

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

	2024	2023	Change
2. Deferred Tax Assets
(a) Ordinary:
(1) Discounting of unpaid losses	$—	$—		$—
(2) Unearned premium reserve	—	—		—
(3) Policyholder reserves	7	8		(1)
(4) Investments	—	—		—
(5) Deferred acquisition costs	—	1		(1)
(6) Policyholder dividends accrual	—	—		—
(7) Fixed assets	—	—		—
(8) Compensation and benefits accrual	28	29		(1)
(9) Pension accrual	—	—		—
(10) Receivables — nonadmitted	—	—		—
(11) Net operating loss carryforward	—	—		—
(12) Tax credit carryforwards	2	2		—
(13) Other	16	17		(1)
(99) Subtotal (sum of 2a1 through 2a13)	53	57		(4)
(b) Statutory valuation allowance adjustment	—	—		—
(c) Nonadmitted	30	31		(1)
(d) Admitted ordinary DTA (2a99‑2b‑2c)	23	26		(3)
(e) Capital:
(1) Investments	4	3		1
(2) Net capital loss carryforward	—	—		—
(3) Real estate	—	—		—
(4) Other	—	—		—
(99) Subtotal (2e1+2e2+2e3+2e4)	4	3		1
(f) Statutory valuation allowance adjustment	—	—		—
(g) Nonadmitted	4	3		1
(h) Admitted capital DTA (2e99‑2f‑2g)	—	—		—
(i) Admitted DTA (2d+2h)	$23	$26		$(3)
3. Deferred Tax Liabilities
(a) Ordinary:
(1) Investments	$3	$2		$1
(2) Fixed assets	—	—		—
(3) Deferred and uncollected premiums	2	2		—
(4) Policyholder reserves	1	3		(2)
(5) Other	1	1		—
(99) Subtotal (3a1+3a2+3a3+3a4+3a5)	7	8		(1)
(b) Capital:
(1) Investments	—	—		—
(2) Real estate	—	—		—
(3) Other	—	—		—
(99) Subtotal (3b1+3b2+3b3)	—	—		—
(c) Deferred tax liabilities (3a99+3b99)	$7	$8		$(1)
4. Net deferred tax assets/liabilities (2i‑3c)	$16	$18		$(2)
Change in nonadmitted DTA				(1)
Tax effect of unrealized gains (losses)				—
Additional minimum pension liability				1
Change in net DTA				$(2)

41

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

The Company had no net operating loss carryforwards or capital loss carryforwards at December 31, 2025.

The Company had tax credit carryforwards of the following at December 31, 2025 (in millions):

Year of Expiration	Tax Credit Carryforwards
	2033	$2

The Company did not have Federal income taxes available at December 31, 2025 for recoupment in the event of future net losses.

The Company had no deposits under Section 6603 of the Internal Revenue Code of 1986, as amended (“IRC”) during 2025.

The provision for Federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to net gain (loss) from operations after dividends to policyholders and before Federal income tax. The significant items causing the difference for the year ended December 31 were as follows (in millions):

	2025	2024	2023
Gain (loss) from operations after dividends to policyholders and before Federal income tax @ 21%		$12	$15	$10
Net realized capital gains (losses) @ 21%		—	(1)	(2)
Tax effect of:
Prior years adjustments and accruals		1	(2)	—
Change in nonadmitted assets		—	—	(1)
Tax credits		(2)	(3)	(1)
Separate Account dividend received deduction	(3)		(3)	(3)
Total statutory income taxes (benefit)		$8	$6	$3
Federal and foreign income taxes incurred (benefit) including tax on realized capital gains (losses)		$7	$4	$4
Change in net DTA	1		2	(1)
Total statutory income taxes (benefit)		$8	$6	$3

The Company is subject to examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. Federal, state or local income tax examinations for years prior to 2017. Management believes it has established adequate tax liabilities, and final resolution of any audit for the years 2017 and forward is not expected to have a material impact on the Company’s statutory financial statements.

At December 31, 2025 and 2024, the Company had no liability for unrecognized tax benefits, computed in accordance with SSAP No. 5R, Liabilities, Contingencies, and Impairments of Assets (“SSAP 5R”).

The Company’s liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time.

The Company recorded less than $1 million of interest expense (benefit) (net of Federal tax benefit(cost)) in Federal and foreign income taxes incurred, related to unrecognized tax benefits for the years ended December 31, 2025 and 2024. The Company had no accrual and less than $1 million accrued for the payment of interest at December 31, 2025 and 2024, respectively.

As of December 31, 2025, the Company is a nonapplicable reporting entity for Corporate Alternative Minimum Tax (“CAMT”) purposes.

42

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

Note 13 — Capital and Surplus

The portion of unassigned surplus (deficit) reduced by each item below at December 31, was as follows (in millions):

	2025	2024	2023
Unrealized capital gains (losses)		$(11)	$(10)	$(10)
Nonadmitted asset values		$(40)	$(42)	$(43)
Asset valuation reserve		$(10)	$(10)	$(11)

Dividend Restrictions

Under Massachusetts State Insurance Law, the Company is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend as long as the amount of all such dividends, when aggregated with all other dividends paid in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus at the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. The Company will be permitted to pay a dividend to its parent in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the “Commissioner”) and the Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds unassigned surplus (deficit) as of the last filed annual statutory statement requires insurance regulatory approval. Under Massachusetts State Insurance Law, the Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. Based on amounts at December 31, 2025, the Company is permitted to pay its parent a stockholder dividend in 2026 of $50 million without required prior approval of the Commissioner.

The Company paid no dividends in 2025 or 2024. The Company paid an ordinary cash dividend of $84 million to its parent, Brighthouse Holdings, LLC, on December 22, 2023. The Company did not receive any capital contributions in 2025, 2024, or 2023.

Note 14 — Employee Benefit Plans

Pension Plans and Other Unfunded Benefit Plans

The Company is the sponsor of a funded qualified defined benefit pension plan, an unfunded nonqualified defined benefit pension, and postretirement and other unfunded benefit plans. The Company sponsored pension and other unfunded benefit plans were amended to cease benefit accruals and are closed to new entrants. The Company accounts for the qualified defined benefit plan as a single employer plan and does not participate in any multiemployer, consolidated or holding company plans. At December 31, a summary of assets, obligations and assumptions of the pension benefit plans and the postretirement plan are as follows (in millions):

Change in Pension Benefit Obligation

	Overfunded		Underfunded
	2025	2024	2025	2024
Benefit obligation at beginning of year		$122	$129	$54	$58
Service cost and expenses		—	—	—	—
Interest cost		7	7	3	3
Actuarial (gains) losses		2	(5)	—	(2)
Benefits paid		(9)	(9)	(5)	(5)
Business combinations, divestitures, curtailments, settlements and special termination benefits	—		—	—	—
Benefit obligation at end of year		$122	$122	$52	$54

43

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

Change in Postretirement Benefit Obligation

	Underfunded
	2025	2024
Benefit obligation at beginning of year		$21	$25
Interest cost		1	1
Contribution by plan participants		2	2
Actuarial (gains) losses		(1)	(2)
Benefits paid	(4)		(5)
Benefit obligation at end of year		$19	$21

At December 31, 2025, the post-tax surplus impact was a decrease of $2 million for other postretirement benefit plans. At December 31, 2024, the post-tax surplus impact was a decrease of $4 million for other postretirement benefit plans.

Change in Compensated Absence Benefit & Postemployment Obligations

The Company did not have any special or contractual benefits per SSAP No. 11, Compensated Absences and did not have any material postemployment benefits during 2025 and 2024.

Change in Plan Assets

	Pension Benefits			Postretirement Benefits
	2025		2024	2025	2024
Fair value of plan assets at beginning of year		$126		$134	$—	$—
Actual return on plan assets		11		1	—	—
Reporting entity contribution		6		5	3	3
Plan participants’ contributions		—		—	1	2
Benefits paid	(14)		(14)		(4)	(5)
Fair value of plan assets at end of year		$129		$126	$—	$—

Reconciliation of Funded Status

	Pension Benefits		Postretirement Benefits
	2025	2024	2025	2024
a. Components
1. Prepaid benefit costs		$(31)	$(31)	$—	$—
2. Overfunded plan assets		$7	$5	$—	$—
3. Accrued benefit costs		$47	$49	$13	$15
4. Liability for pension benefits		$(52)	$(54)	$(19)	$(22)
b. Assets and Liabilities recognized
1. Assets (nonadmitted)		$7	$5	$—	$—
2. Total liabilities recognized		$(52)	$(54)	$(19)	$(22)
c. Unrecognized liabilities		$—	$—	$—	$—

The accumulated benefit obligation for all defined benefit pension plans was $174 million and $176 million at December 31, 2025 and 2024, respectively.

44

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

The components of net periodic benefit cost for the years ended December 31, were as follows (in millions):

	Pension Benefits				Postretirement Benefits
	2025	2024	2023	2025	2024	2023
Service cost and expenses	$—		$—	$—	$—	$—	$—
Interest cost	9		9	10	1	1	1
Expected return on plan assets	(7)		(7)	(8)	—	—	—
Gains and losses	2		1	1	—	1	1
Prior service cost or (credit)	—		—	—	—	—	—
(Gain) or loss recognized due to a settlement or curtailment	—	—		—	—	—	—
Total net periodic benefit cost	$4		$3	$3	$1	$2	$2

The amounts in unassigned surplus (deficit) recognized as components of net periodic benefit cost were as follows for the years ended December 31, (in millions):

	Pension Benefits				Postretirement Benefits
	2025	2024	2023	2025	2024	2023
Items not yet recognized as a component of net periodic cost — prior year	$31		$32	$32	$7	$9	$7
Net prior service cost or (credit) arising during the period	—		—	—	—	—	—
Net prior service cost or (credit) recognized	—		—	—	—	—	—
Net (gain) and loss arising during the period	(1)		—	1	(1)	(2)	3
Net (gain) and loss recognized	(1)		(1)	(1)	—	—	(1)
Transition surplus recognized	—		—	—	—	—	—
Change due to special event — curtailment	—	—		—	—	—	—
Items not yet recognized as a component of net periodic cost — current year	$29		$31	$32	$6	$7	$9

The amounts in unassigned surplus (deficit) that have not yet been recognized as components of net periodic benefit cost were as follows for the years ended December 31, (in millions):

	Pension Benefits					Postretirement Benefits
	2025		2024	2023	2025	2024		2023
Net prior service cost or (credit)		$—		$—	$—	$—		$—	$—
Net recognized (gains) and losses		$29		$31	$32		$6	$7	$9

Assumptions

Assumptions used in determining the aggregate projected benefit obligation for the pension and postretirement benefit plans for the years ended December 31, are as follows:

	2025	2024	2023
Weighted-average discount rate — pension	5.45%	5.60%	5.15%
Weighted-average discount rate — postretirement	5.45%	5.60%	5.15%

Assumptions used in determining the net periodic benefit cost for the pension and postretirement benefit plans for the years ended December 31, are as follows:

	2025	2024	2023
Weighted-average discount rate — pension & postretirement	5.60%	5.15%	5.40%
Expected long-term rate of return on plan assets	6.10%	5.70%	5.95%

The weighted average discount rate is determined annually. This rate comes from the yield — calculated on a yield to worst basis — of a hypothetical portfolio made up of high-quality debt instruments available on the valuation date which is designed to provide necessary future cash flows that will meet the aggregate pension benefit obligation when it comes due.

45

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company’s long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company’s policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

Plan Assets

The assets of the qualified defined benefit pension plan (the “Invested Plan”) are invested in general and separate accounts of Metropolitan Life Insurance Company (“MLIC”) and managed by MetLife Investment Advisors, LLC in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward (i) maintaining an adequate funded status under reasonable and appropriate risk controls; (ii) minimizing the volatility of the Invested Plan’s funded status; (iii) ensuring that asset benchmarks, mandates and targets are appropriate relative to the implicit risk / return characteristics of the liability; and (iv) targeting rates of return in excess of a custom benchmark over a complete market cycle, generally three to five years. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of managing the Invested Plan’s investments. Investment consultants may be used periodically to evaluate the investment risk of the plan’s invested assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that is otherwise restricted.

The table below summarizes the actual weighted average allocation of the estimated fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class for the Invested Plan:

	2025	2024	Target Allocation
Fixed maturities	84%	84%	85%
Equity securities	15	15	15
Cash or cash equivalents	1	1	—
Total	100%	100%	100%

Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions. The above allocations represent actual and targeted investment strategies reflecting the aggregation of underlying assets invested in pooled separate accounts as well as those supported by general account assets backing a group annuity contract issued by MLIC. The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company’s long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company’s policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

The defined benefit pension plan assets are measured at estimated fair value on a recurring basis. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows (in millions):

	Fair Value Measurements of Plan Assets at December 31, 2025
Description for each class of plan assets	(Level 1)		(Level 2)	(Level 3)	Total
Interest in insurance company Separate Accounts		$—		$127	$—	$127
Interest in insurance company General Accounts	—		2		—	2
Total plan assets		$—		$129	$—	$129

46

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

	Fair Value Measurements of Plan Assets at December 31, 2024
Description for each class of plan assets	(Level 1)		(Level 2)	(Level 3)	Total
Interest in insurance company Separate Accounts		$—		$118	$—	$118
Interest in insurance company General Accounts	—		8		—	8
Total plan assets		$—		$126	$—	$126

Expected Future Contributions and Benefit Payments

It is the Company’s practice to make contributions to the qualified defined benefit pension plan to comply with minimum funding requirements of Employee Retirement Income Security Act, the Pension Protection Act of 2006, federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the “Tax Code”) and the applicable rules and regulations. In accordance with such practice, no contributions are required in calendar year 2024 based on the maximum quarterly requirements. For information of employer contributions, see “Change in Plan Assets.”

Benefit payments due under the unfunded pension and postretirement benefit plans are primarily funded from the Company’s general assets as they become due under the provision of the plans. As a result, benefit payments equal employer and participant contributions for these plans. For 2025, the Company contributions were $9 million with $9 million expected for 2026. All benefit payments for unfunded pension and postretirement benefit plans are subject to reimbursement annually, on an after-tax basis, by MetLife, payable to the Company’s parent, Brighthouse.

Gross benefit payments for the next 10 years are expected to be as follows (in millions):

Year	Pension and Other Benefits
2026		$17
2027		$17
2028		$17
2029		$16
2030		$16
2031 through 2035		$73

Defined Contribution Plans

The Company sponsors a frozen qualified money purchase pension plan for former agents of the Company. The Company made no contributions to that plan in 2025, 2024, or 2023. The Company also sponsors a number of frozen nonqualified deferred compensation plans. The Company incurred (benefits) expenses for these plans totaling $6 million for the year ended December 31, 2025, $6 million for the year ended December 31, 2024, and $7 million for the year ended December 31, 2023. All benefit payments for unfunded deferred compensation plans are subject to reimbursement annually, on an after-tax basis, by MetLife, payable to the Company’s parent, Brighthouse.

Note 15 — Other Commitments and Contingencies

Insolvency Assessments

Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

Global Bankers Insurance Group (Colorado Bankers and Bankers Life Insurance) had been in rehabilitation since June 27, 2019, and during that time had been involved in related litigation and disputes. On August 23, 2024, the North Carolina Supreme Court granted the motion to withdraw the liquidation appeal. The company remained in rehabilitation until the order of liquidation became effective on November 30, 2024.

With respect to state life and health guaranty association obligations, the Company had $1 million in liability for retrospective premium-based guaranty fund assessments and a corresponding $1 million asset for the related premium tax offset for each of the years ended December 31, 2025, and 2024. These amounts include assessments related to the Global Bankers Insurance

47

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

Group insolvency, which became effective November 30, 2024. The periods over which the guaranty fund assessments are expected to be paid and the related premium tax offsets are expected to be realized are unknown at this time.

The change in the guaranty asset balance of estimated premium tax offsets of new insolvencies accrued during 2025 and revised estimated premium tax offsets for accrued liabilities was less than $1 million during the year ended December 31, 2025.

The Company did not receive refunds of assessments for the years ended December 31, 2025, 2024, or 2023.

It is possible that a large catastrophic event could render such guaranty funds inadequate and the Company may be called upon to contribute additional amounts, which may have a material impact on its financial condition or results of operations in a particular period. The Company has established liabilities for guaranty fund assessments which it considers adequate for assessments with respect to insurers that are currently subject to insolvency proceedings, but additional liabilities may be necessary.

Litigation

Sales Practice Claims and Regulatory Matters. Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities, or other products. The Company continues to defend vigorously against the claims in these matters.

Summary. Various litigations, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company’s consolidated financial statements, have arisen in the course of the Company’s business, including, but not limited to, in connection with its activities as an insurer, investor or taxpayer. The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from various state and federal regulators, agencies and officials. The issues involved in information requests and regulatory matters vary widely and can include inquiries or investigations concerning the Company’s compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, may be sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material effect upon the Company’s financial position, based on information currently known by the Company’s management, in its opinion, the outcomes of pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts that may be sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company’s net income or cash flows in any particular period.

Other Contingencies

As with litigation and regulatory loss contingencies, the Company considers establishing liabilities for certain non-litigation loss contingencies when assertions are made involving disputes or other matters with counterparties to contractual arrangements entered into by the Company, including with third-party vendors. The Company establishes liabilities for such non-litigation loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In matters where it is not probable, but is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of the reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.

Commitments to Fund Partnership Investments and Private Corporate Bond Investments

The Company makes commitments to fund partnership investments and to lend funds under private corporate bond investments in the normal course of business. The amounts of these unfunded commitments were less than $1 million at both December 31, 2025 and 2024.

Mortgage Loan Commitments

The Company had no mortgage loan commitments during the year ended December 31, 2025 and 2024.

48

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

Financial Guarantees

At December 31, 2025, the Company was obligor under the following guarantees and indemnities (in millions):

(1) Nature and circumstances of guarantee and key attributes, including date and duration of agreement.	(2) Liability recognition of guarantee. (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP No. 5R.) (1)	(3) Ultimate financial statement impact if action under the guarantee is required.	(4) Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	(5) Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.

The Company is obligated to indemnify Great West Life and Annuity Insurance Company for losses arising out of breaches of representations and covenants by the Company under an Asset Purchase Agreement and certain ancillary agreements.

	No liability has been established as the indemnification is for future events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense	Less than $1 million for losses arising out of breaches of representation; there is no cap on losses arising out of breaches of covenants.	The Company has made no payments on the guarantee since inception.
The Company is obligated to indemnify the proprietary mutual fund, offered by the Separate Accounts, and the fund’s directors and officers as provided in certain Participation Agreements.	Intercompany and related party guarantees that are considered “unlimited” and as such are excluded from recognition.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.

The Company has provided certain indemnities, guarantees and/or commitments to affiliates and third parties in the ordinary course of its business. In the context of acquisitions, dispositions, investments and other transactions, the Company has provided indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company.

	No liability has been established as the indemnification is for future events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.

49

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

(1) Nature and circumstances of guarantee and key attributes, including date and duration of agreement.	(2) Liability recognition of guarantee. (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP No. 5R.) (1)	(3) Ultimate financial statement impact if action under the guarantee is required.	(4) Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	(5) Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.
The Company indemnifies its directors and officers as provided in its charters and by-laws.	No liability has been established as the indemnification is for future events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.
The Company indemnifies its agents for liabilities incurred as a result of their representation of the Company’s interests.	No liability has been established as the indemnification is for future events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.
Total (1)	$ —		$ —

(1) Total maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee was less than $1 million.

At December 31, 2025, the Company’s aggregate compilation of guarantee obligations was less than $1 million.

Note 16 — Retained Assets

The Company’s retained asset account, known as the Total Control Account (“TCA”), is a settlement option or method of payment that may be used for amounts due under life insurance, critical illness insurance and annuity contracts. The TCA Customer Agreement provided to each accountholder is a contract that is supplementary to the insurance or annuity contract. TCAs are reported in the Annual Statement as amounts on deposit for ordinary supplementary contracts not involving life contingencies.

Each TCA has a guaranteed minimum annual effective interest rate. Guaranteed minimum interest rates for TCAs that remained open during calendar year 2025 were 3.0%, 1.5% or 0.5% depending on the age and origin of the account. In addition to the guaranteed minimum interest rate, the Company also agrees in the TCA Customer Agreement to credit interest at rates that will always be the greater of the guaranteed rate or the rate established by one of two market indices. During calendar year 2025, all TCAs received interest of at least the account’s guaranteed minimum annual effective interest rate.

The Company’s TCA business is 100% reinsured with MLIC.

50

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2025, 2024, and 2023

The Company’s TCA in force, categorized by age, at December 31, were as follows (in millions, except number of asset accounts):

	2025			2024
	Number	Balance		Number	Balance
Up and including 12 Months	—		$—		—	$—
13 to 24 Months	—		—		—	—
25 to 36 Months	—		—		—	—
37 to 48 Months	—		—		—	—
49 to 60 Months	—		—		—	—
Over 60 Months	657	80			737	90
Total	657			$80	737		$90

A reconciliation of the Company’s TCA for the year ended December 31, 2025 was as follows (in millions, except number of asset accounts):

	Individual
	Number	Balance/Amount
Beginning of year	737	$90
Accounts issued/added	—	—
Investment earnings credited	N/A	2
Fees and other charges assessed (1)	N/A	—
Transferred to state unclaimed property funds	—	—
Closed/withdrawn	80	12
End of year	657		$80
(1)
Fees and other charges assessed may also include other account adjustments.

Note 17 — Subsequent Events

The Company has evaluated events subsequent to December 31, 2025 through April 13, 2026, which is the date these financial statements were available to be issued, and has determined there are no material subsequent events requiring adjustment to or disclosure in the financial statements.

51

New England Life Insurance Company

Table of Contents to Statutory Supplemental Schedules

Description	Page
SCHEDULE 1
Statutory Selected Financial Data As of and for the Year Ended December 31, 2025	53
SCHEDULE 2
Supplemental Investment Risks Interrogatories As of and for the Year Ended December 31, 2025	56
SCHEDULE 3
Statutory Summary Investment Schedule As of and for the Year Ended December 31, 2025	60
SCHEDULE 4
Reinsurance Contracts With Risk-Limiting Features As of and for the Year Ended December 31, 2025	63

52

New England Life Insurance Company

SCHEDULE 1

Statutory Selected Financial Data
As of and for the Year Ended December 31, 2025

Investment Income Earned
U.S. government bonds	$3,163,782
Other bonds (unaffiliated)	31,620,885
Bonds of affiliates	—
Preferred stocks (unaffiliated)	295,531
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	1,335,350
Real estate	—
Contract loans	22,957,229
Cash, cash equivalents and short-term investments	5,094,451
Derivatives	476,348
Other invested assets	2,128,200
Aggregate write-ins for investment income	22,208
Gross investment income	$67,093,984
Real Estate Owned — Book Value Less Encumbrances	$—
Mortgage Loans — Book Value
Agricultural mortgages	$24,582,049
Residential mortgages	—
Commercial mortgages	3,728,936
Total mortgage loans	$28,310,985
Mortgage Loans by Standing — Book Value
Good standing	$28,310,985
Good standing with restructured terms	$—
Interest overdue more than three months, not in foreclosure	$—
Foreclosure in process	$—
Other Long Term Invested Assets — Statement Value	$15,858,437
Bonds and Stocks of Parents, Subsidiaries and Affiliates — Book Value:
Bonds	$—
Preferred Stocks	$—
Common Stocks	$—
Bonds and Short-Term Investments by Class and Maturity:
Bonds by Maturity — Statement Value
Due within one year or less	$101,452,563
Over 1 year through 5 years	344,142,146
Over 5 years through 10 years	122,419,599
Over 10 years through 20 years	73,558,163
Over 20 years	318,339,890
No maturity date	—
Total by Maturity	$959,912,361

53

New England Life Insurance Company

SCHEDULE 1

Statutory Selected Financial Data — (continued)
As of and for the Year Ended December 31, 2025

Bond by Class — Statement Value
Class 1	$612,647,077
Class 2	313,281,451
Class 3	23,664,433
Class 4	4,669,838
Class 5	4,411,539
Class 6	1,238,023
Total by Class	$959,912,361
Total Bonds Publicly Traded	$760,956,612
Total Bonds Privately Placed	$198,955,749
Preferred Stocks — Book/Adjusted Carrying Value	$4,825,000
Common Stocks — Fair Value	$—
Short Term Investments — Book/Adjusted Carrying Value	$—
Options, Caps and Floors Owned — Book/Adjusted Carrying Value	$—
Options, Caps and Floors Written and In-force — Book/Adjusted Carrying Value	$—
Collar, Swap and Forward Agreements Open — Book/Adjusted Carrying Value	$7,715,943
Futures Contracts Open — Book/Adjusted Carrying Value	$—
Cash on Deposit	$32,912,455
Life Insurance In-Force (000’s)
Industrial	$—
Ordinary	$14,695,980
Credit Life	$—
Group Life	$17,211
Amount of Accidental Death Insurance In-Force Under Ordinary Policies (000’s)	$46,538
Life Insurance Policies with Disability Provisions In-Force (000’s)
Industrial	$—
Ordinary	$3,690,900
Credit Life	$—
Group Life	$—
Supplementary Contracts In-Force:
Ordinary — Not Involving Life Contingencies
Amount on Deposit	$91,589,414
Income Payable	$1,989,792
Ordinary — Involving Life Contingencies
Income Payable	$12,950,860
Group — Not Involving Life Contingencies
Amount on Deposit	$—
Income Payable	$—
Group — Involving Life Contingencies
Income Payable	$—

54

New England Life Insurance Company

SCHEDULE 1

Statutory Selected Financial Data — (continued)
As of and for the Year Ended December 31, 2025

Annuities:
Ordinary
Immediate — Amount of Income Payable	$—
Deferred — Fully Paid Account Balance	$—
Deferred — Not Fully Paid Account Balance	$2,639,690,389
Group:
Amount of Income Payable	$19,262
Fully Paid Account Balance	$31,868
Not Fully Paid Account Balance	$—
Accident and Health Insurance — Premiums In-Force:
Ordinary	$3,000,006
Group	$—
Credit	$—
Deposit Funds and Dividend Accumulations:
Deposit Funds — Account Balance	$—
Dividend Accumulations — Account Balance	$—
Claim Payments For The Year Ended December 31, 2025 (000’s):
Group Accident and Health
2025	$—
2024	$—
2023	$—
2022	$—
2021	$—
Prior	$—
Other Accident & Health
2025	$42
2024	$50
2023	$69
2022	$121
2021	$91
Prior	$7,171
Other Coverages that use developmental methods to calculate claim reserves
2025	$—
2024	$—
2023	$—
2022	$—
2021	$—
Prior	$—

55

New England Life Insurance Company

SCHEDULE 2

Supplemental Investment Risks Interrogatories

Supplement for the year 2025 of the New England Life Insurance Company

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For the year ended December 31, 2025
(To be filed by April 1)
Of the New England Life Insurance Company
Address (City, State and Zip Code) Charlotte , NC 28277

NAIC Group Code.....4932	NAIC Company Code.....91626	Federal Employer’s Identification Number (FEIN).....04‑2708937

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	Reporting entity’s total admitted assets as reported on Page 2 of this annual statement.	$1,536,334,783
2.	Ten largest exposures to a single issuer/borrower/investment.
		1			2	3	4
		Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
	2.01	FEDERAL NATIONAL MORTGAGE ASSOCIATION		Bonds	$20,187,502	1.3%
	2.02	FEDERAL HOME LOAN MORTGAGE CORPORATION		Bonds	$19,033,575	1.2%
	2.03	KITE REALTY GROUP TRUST		Bonds	$15,000,000	1.0%
	2.04	MASSACHUSETTS CAPITAL RESOURCE CO ..		Social Alternatives	$12,088,110	0.8%
	2.05	ABP (JERSEY) LTD		Bonds	$10,087,875	0.7%
	2.06	MOUSSE INVESTMENTS LTD		Bonds	$9,612,375	0.6%
	2.07	Alico Inc.		Agricultural Loans	$8,473,616	0.6%
	2.08	NASSAU AIRPORT DEVELOPMENT CO		Bonds	$8,302,500	0.5%
	2.09	WERELDHAVE NV		Bonds	$8,221,150	0.5%
	2.10	CF_19-CF3		Bonds	$8,096,007	0.5%
3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.
	Bonds	1	2
3.01	NAIC 1	$612,647,077	39.9%
3.02	NAIC 2	$313,281,451	20.4%
3.03	NAIC 3	$23,664,433	1.5%
3.04	NAIC 4	$4,669,838	0.3%
3.05	NAIC 5	$4,411,539	0.3%
3.06	NAIC 6	$1,238,023	0.1%
		Preferred Stocks	3	4
	3.07	NAIC 1	$0	0.0%
	3.08	NAIC 2	$4,825,000	0.3%
	3.09	NAIC 3	$0	0.0%
	3.10	NAIC 4	$0	0.0%
	3.11	NAIC 5	$0	0.0%
	3.12	NAIC 6	$0	0.0%
4.	Assets held in foreign investments:
	4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?		Yes [ ] No [ X ]
		If response to 4.01 above is yes, responses are not required for interrogatories 5‑10.
	4.02	Total admitted assets held in foreign investments	$64,892,224	4.2%
	4.03	Foreign-currency-denominated investments	$44,284,759	2.9%
	4.04	Insurance liabilities denominated in that same foreign currency	$0	0.0%
5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:
		1	2
5.01	Countries designated NAIC‑1	$56,589,724	3.7%
5.02	Countries designated NAIC‑2	$0	0.0%
5.03	Countries designated NAIC‑3 or below	$8,302,500	0.5%

56

New England Life Insurance Company

SCHEDULE 2

Supplemental Investment Risks Interrogatories — (continued)

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:
		Countries designated NAIC‑1:	1	2
	6.01	Country 1: United Kingdom	$34,446,718	2.2%
	6.02	Country 2: Netherlands	$8,221,150	0.5%
		Countries designated NAIC-2:
	6.03	Country 1:	$0	0.0%
	6.04	Country 2:	$0	0.0%
		Countries designated NAIC-3 or below:
	6.05	Country 1: Bahamas	$8,302,500	0.5%
	6.06	Country 2:	$0	0.0%
		1	2
7.	Aggregate unhedged foreign currency exposure	$0	0.0%
8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:
			1			2
	8.01	Countries designated NAIC‑1		$0	0.0%
	8.02	Countries designated NAIC‑2		$0	0.0%
	8.03	Countries designated NAIC‑3 or below		$0	0.0%
9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation:
		Countries designated NAIC‑1:	1		2
	9.01	Country 1:		$0	0.0%
	9.02	Country 2:		$0	0.0%
		Countries designated NAIC-2:
	9.03	Country 1:		$0	0.0%
	9.04	Country 2:		$0	0.0%
		Countries designated NAIC-3 or below:
	9.05	Country 1:		$0	0.0%
	9.06	Country 2:		$0	0.0%
10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:
		1 Issuer	2 NAIC Designation	3		4
	10.01	ABP (JERSEY) LTD		2B	$10,087,875	0.7%
	10.02	MOUSSE INVESTMENTS LTD		1D	$9,612,375	0.6%
	10.03	NASSAU AIRPORT DEVELOPMENT CO		3A	$8,302,500	0.5%
	10.04	WERELDHAVE NV		2B	$8,221,150	0.5%
	10.05	SHURGARD SELF STORAGE LTD		2A	$7,152,401	0.5%
	10.06	OTTER PORTS GROUP HOLDINGS LTD		2C	$5,879,790	0.4%
	10.07	BNP PARIBAS SA		1	$3,786,165	0.2%
	10.08	PORTMAN ESTATE (PRIMARY) LTD		2B	$3,308,954	0.2%
	10.09	JOHN WOOD GROUP PLC		5A	$2,118,470	0.1%
	10.10	ELENIA GROUP OY		2B	$1,761,675	0.1%
11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:
	11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?				Yes [ X ] No [ ]
		If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.
			1		2
	11.02	Total admitted assets held in Canadian investments	$0	0.0%
	11.03	Canadian-currency-denominated investments	$0	0.0%
	11.04	Canadian-denominated insurance liabilities	$0	0.0%
	11.05	Unhedged Canadian currency exposure	$0	0.0%
12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions:
	12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?		Yes [ X ] No [ ]
		If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.
	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$0	0.0%
	Largest three investments with contractual sales restrictions:
12.03		$0	0.0%
12.04		$0	0.0%
12.05		$0	0.0%

57

New England Life Insurance Company

SCHEDULE 2

Supplemental Investment Risks Interrogatories — (continued)

13. Amounts and percentages of admitted assets held in the ten largest equity interests:
13.01	Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]
If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.
1 Issuer	2	3
13.02		$0	0.0%
13.03		$0	0.0%
13.04		$0	0.0%
13.05		$0	0.0%
13.06		$0	0.0%
13.07		$0	0.0%
13.08		$0	0.0%
13.09		$0	0.0%
13.10		$0	0.0%
13.11		$0	0.0%
14. Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:
14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?		Yes [ X ] No [ ]
If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.
	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$0	0.0%
	Largest three investments held in nonaffiliated, privately placed equities:
14.03		$0	0.0%
14.04		$0	0.0%
14.05		$0	0.0%

Ten Largest Fund Managers:

1	2		3		4
Fund Manager	Total Invested	Diversified	Nondiversified
14.06	$0		$0	$0
14.07	$0		$0	$0
14.08	$0		$0	$0
14.09	$0		$0	$0
14.10	$0		$0	$0
14.11	$0		$0	$0
14.12	$0		$0	$0
14.13	$0		$0	$0
14.14	$0		$0	$0
14.15	$0		$0	$0
15. Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:
15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]
If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.
	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$0	0.0%
	Largest three investments in general partnership interests:
15.03		$0	0.0%
15.04		$0	0.0%
15.05		$0	0.0%
16. Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:
16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?		Yes [ X ] No [ ]
	If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.
1 Type (Residential, Commercial, Agricultural)	2		3
16.02		$0	0.0%
16.03		$0	0.0%
16.04		$0	0.0%
16.05		$0	0.0%
16.06		$0	0.0%
16.07		$0	0.0%
16.08		$0	0.0%
16.09		$0	0.0%
16.10		$0	0.0%
16.11		$0	0.0%
Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:
		Loans
16.12	Construction loans	$0	0.0%
16.13	Mortgage loans over 90 days past due	$0	0.0%
16.14	Mortgage loans in the process of foreclosure	$0	0.0%
16.15	Mortgage loans foreclosed	$0	0.0%
16.16	Restructured mortgage loans	$0	0.0%

58

New England Life Insurance Company

SCHEDULE 2

Supplemental Investment Risks Interrogatories — (continued)

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:
	Loan to Value	Residential		Commercial			Agricultural
		1			2			3	4	5	6
17.01	above 95%	$0	0.0%		$0	0.0%		$0	0.0%
17.02	91 to 95%	$0	0.0%		$0	0.0%		$0	0.0%
17.03	81 to 90%	$0	0.0%		$0	0.0%		$0	0.0%
17.04	71 to 80%	$0	0.0%		$0	0.0%		$0	0.0%
17.05	below 70%	$0	0.0%		$0	0.0%		$0	0.0%
18. Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:
18.01	Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?							Yes [ X ] No [ ]
	If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.
	Largest five investments in any one parcel or group of contiguous parcels of real estate.
Description
1	2	3
18.02	$0	0.0%
18.03	$0	0.0%
18.04	$0	0.0%
18.05	$0	0.0%
18.06	$0	0.0%
19. Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:
19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]
If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.
	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$0	0.0%
	Largest three investments held in mezzanine real estate loans:
19.03		$0	0.0%
19.04		$0	0.0%
19.05		$0	0.0%
20. Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:
		At Year End	At End of Each Quarter
			1st Quarter		2nd Quarter	3rd Quarter
		1	2		3		4	5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$0	0.0%	$0		$0	$0
20.02	Repurchase agreements	$0	0.0%	$0		$0	$0
20.03	Reverse repurchase agreements	$0	0.0%	$0		$0	$0
20.04	Dollar repurchase agreements	$0	0.0%	$0		$0	$0
20.05	Dollar reverse repurchase agreements	$0	0.0%	$0		$0	$0
21. Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:
	Owned	Written
1		2	3	4
21.01	Hedging	$0	0.0%	$0	0.0%
21.02	Income generation	$0	0.0%	$0	0.0%
21.03	Other	$0	0.0%	$0	0.0%
22. Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:
		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2		3		4	5
22.01	Hedging	$388,283	0.0%	$514,036		$489,035	$427,047
22.02	Income generation	$0	0.0%	$0		$0	$0
22.03	Replications	$0	0.0%	$0		$0	$0
22.04	Other	$0	0.0%	$0		$0	$0
23. Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:
		At Year End	At End of Each Quarter
			1st Quarter		2nd Quarter	3rd Quarter
		1	2		3		4	5
23.01	Hedging	$0	0.0%	$0		$0	$0
23.02	Income generation	$0	0.0%	$0		$0	$0
23.03	Replications	$0	0.0%	$0		$0	$0
23.04	Other	$0	0.0%	$0		$0	$0

59

New England Life Insurance Company

SCHEDULE 3

Statutory Summary Investment Schedule

Annual Statement for the year 2025 of the New England Life Insurance Company

SUMMARY INVESTMENT SCHEDULE

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	1		2		3			4	5	6
Investment Categories	Amount	Percentage of Column 1 Line 14	Amount	Securities Lending Reinvested Collateral Amount		Total (Col. 3 + 4) Amount	Percentage of Column 5 Line 14
1. Issuer credit obligations (Schedule D, Part 1, Section 1):
1.01 U.S. government obligations	88,418,598	6.074		88,418,598		0		88,418,598	6.074
1.02 Other U.S. government obligations	0	0.000		0	0		0	0.000
1.03 Non-U.S. sovereign jurisdiction securities	0	0.000		0	0		0	0.000
1.04 Municipal bonds — general obligations (direct & guaranteed)	16,849,108	1.158		16,849,108		0		16,849,108	1.158
1.05 Municipal bonds — special revenue	62,286,479	4.279		62,286,479		0		62,286,479	4.279
1.06 Project finance bonds issued by operating entities	2,803,570	0.193		2,803,570		0		2,803,570	0.193
1.07 Corporate bonds	534,693,677	36.734		534,693,677		0		534,693,677	36.734
1.08 Mandatory convertible bonds	0	0.000		0	0		0	0.000
1.09 Single entity backed obligations	10,348,625	0.711		10,348,625		0		10,348,625	0.711
1.10 SVO-Identified bond exchange traded funds — fair value	0	0.000		0	0		0	0.000
1.11 SVO-Identified bond exchange traded funds — systematic value	0	0.000		0	0		0	0.000
1.12 Bonds issued by funds representing operating entities	84,392,997	5.798		84,392,997		0		84,392,997	5.798
1.13 Bank loans — issued	0	0.000		0	0		0	0.000
1.14 Bank loans — acquired	0	0.000		0	0		0	0.000
1.15 Mortgages loans that qualify as SVO-Identified credit tenant loans	0	0.000		0	0		0	0.000
1.16 Certificates of deposit	0	0.000		0	0		0	0.000
1.17 Other issuer credit obligations	0	0.000		0		0		0	0.000
1.18 Total issuer credit obligations	799,793,054	54.946		799,793,054		0		799,793,054	54.946
2. Asset-backed securities (Schedule D, Part 1, Section 2):
2.01 Financial asset-backed securities — self-liquidating	159,117,983	10.932		159,117,983		0		159,117,983	10.932
2.02 Financial asset-backed securities — not self-liquidating	0	0.000		0	0		0	0.000
2.03 Non-financial asset-backed securities	1,001,324	0.069		1,001,324		0		1,001,324	0.069
2.04 Total asset-backed securities	160,119,307	11.000		160,119,307		0		160,119,307	11.000

60

New England Life Insurance Company

SCHEDULE 3

Statutory Summary Investment Schedule — (continued)

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	1		2		3			4	5	6
Investment Categories	Amount	Percentage of Column 1 Line 14	Amount	Securities Lending Reinvested Collateral Amount		Total (Col. 3 + 4) Amount	Percentage of Column 5 Line 14
3. Preferred stocks (Schedule D, Part 2, Section 1):
3.01 Industrial and miscellaneous (unaffiliated)	4,825,000	0.331		4,825,000		0		4,825,000	0.331
3.02 Parent, subsidiaries and affiliates	0	0.000		0		0		0	0.000
3.03 Total preferred stocks	4,825,000	0.331		4,825,000		0		4,825,000	0.331
4. Common stocks (Schedule D, Part 2, Section 2):
4.01 Industrial and miscellaneous — publicly traded (unaffiliated)	0	0.000		0	0		0	0.000
4.02 Industrial and miscellaneous — other (unaffiliated)	0	0.000		0	0		0	0.000
4.03 Parent, subsidiaries and affiliates — publicly traded	0	0.000		0	0		0	0.000
4.04 Parent, subsidiaries and affiliates — other	0	0.000		0	0		0	0.000
4.05 Mutual funds	0	0.000		0	0		0	0.000
4.06 Unit investment trusts	0	0.000		0	0		0	0.000
4.07 Closed-end funds	0	0.000		0	0		0	0.000
4.08 Exchange traded funds	0	0.000		0		0		0	0.000
4.09 Total common stocks	0	0.000		0	0		0	0.000
5. Mortgage loans (Schedule B):
5.01 Farm mortgages	24,582,049	1.689		24,582,049		0		24,582,049	1.689
5.02 Residential mortgages	0	0.000		0	0		0	0.000
5.03 Commercial mortgages	3,728,936	0.256		3,728,937		0		3,728,937	0.256
5.04 Mezzanine real estate loans	0	0.000		0	0		0	0.000
5.05 Total valuation allowance	0	0.000		0		0		0	0.000
5.06 Total mortgage loans	28,310,985	1.945		28,310,986		0		28,310,986	1.945
6. Real estate (Schedule A):
6.01 Properties occupied by company	0	0.000		0	0		0	0.000
6.02 Properties held for production of income	0	0.000		0	0		0	0.000
6.03 Properties held for sale	0	0.000		0		0		0	0.000
6.04 Total real estate	0	0.000		0	0		0	0.000

61

New England Life Insurance Company

SCHEDULE 3

Statutory Summary Investment Schedule — (continued)

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	1		2		3		4		5	6
Investment Categories	Amount	Percentage of Column 1 Line 14	Amount	Securities Lending Reinvested Collateral Amount		Total (Col. 3 + 4) Amount	Percentage of Column 5 Line 14
7. Cash, cash equivalents and short-term investments:
7.01 Cash (Schedule E, Part 1)	32,912,455	2.261		32,912,455		0	32,912,455		2.261
7.02 Cash equivalents (Schedule E, Part 2)	0	0.000		0	0		0	0.000
7.03 Short-term investments (Schedule DA)	0	0.000		0		0	0		0.000
7.04 Total cash, cash equivalents and short-term investments	32,912,455	2.261		32,912,455		0	32,912,455		2.261
8. Contract loans	402,482,811	27.651		402,482,811		0	402,482,811		27.651
9. Derivatives (Schedule DB)	7,715,943	0.530		7,715,943		0	7,715,943		0.530
10. Other invested assets (Schedule BA)	15,858,437	1.089		15,858,437		0	15,858,437		1.089
11. Receivables for securities	3,511,562	0.241		3,511,562		0	3,511,562		0.241
12. Securities Lending (Schedule DL, Part 1)	0	0.000		0	XXX		XXX	XXX
13. Other invested assets (Page 2, Line 11)	58,330	0.004		58,330		0	58,330		0.004
14. Total invested assets	1,455,587,884	100.000		1,455,587,885		0	1,455,587,885		100.000

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New England Life Insurance Company

SCHEDULE 4

Reinsurance Contracts With Risk-Limiting Features

The Company had no reinsurance contracts entered on or after January 1, 1996, that are subject to Appendix A‑791, Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual (“A‑791”), that includes risk-limiting features, as described in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance (“SSAP 61R”).

The Company had no reinsurance contracts entered on or after January 1, 1996, that are not subject to A‑791, for which reinsurance accounting was applied and includes risk-limiting features, as described in SSAP 61R.

The Company had no reinsurance contracts entered into, renewed or amended reinsurance contracts on or after January 1, 1996, that contain features described below which result in delays in payment in form or in fact:

a.
Provisions which permit the reporting of losses, or settlements are made, less frequently than quarterly or payments due from the reinsurer are not made in cash within ninety (90) days of the settlement date (unless there is no activity during the period).
b.
Payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding entity.

The Company did not have any contracts entered into, renewed or amended on or after January 1, 1996, not subject to A‑791 and not yearly renewable term, which meet the risk transfer requirements of SSAP 61R.

The Company did not cede any risk during the period ended December 31, 2025 which is not subject to A‑791 and not yearly renewable term reinsurance, under any reinsurance contract entered into, renewed or amended on or after January 1, 1996, and either:

a.
Accounted for that contract as reinsurance under NAIC SAP and as a deposit under GAAP; or
b.
Accounted for that contract as reinsurance under GAAP and as a deposit under NAIC SAP.

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